Exhibit 99.1
INVESTOR FINANCIAL SUPPLEMENT
DECEMBER 31, 2008

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Address:
One Hartford Plaza
Hartford, CT 06155
Internet address:
http://www.thehartford.com
Contacts:
Rick Costello
Senior Vice President
Investor Relations
Phone (860) 547-8480
JR (John) Reilly
Vice President
Investor Relations
Phone (860) 547-9140
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800
As of January 30, 2009

	A.M. Best	Fitch	Standard & Poor’s	Moody’s

Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A+	AA-	AA-	Aa3
Hartford Life Insurance Company	A+	AA-	AA-	Aa3
Hartford Life and Accident Insurance Company	A+	AA-	AA-	Aa3
Hartford Life and Annuity Insurance Company	A+	AA-	AA-	Aa3
Hartford Life Insurance KK (Japan)	—	—	AA-	—
Hartford Life Limited (Ireland)	—	—	AA-	—
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	a-	A-	A	A3
Commercial paper	AMB-1	F1	A-1	P-2
Junior subordinated debentures	bbb	BBB+	BBB+	Baa1

Hartford Life, Inc.:
Senior debt	a-	A-	A	A3

Hartford Life Insurance Company:
Short term rating	—	—	A-1+	P-1
Consumer notes	a+	A+	AA-	A1
TRANSFER AGENT
The Bank of New York Mellon
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310
1 (877) 272-7740
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

Basis of Presentation	i, ii, iii

CONSOLIDATED	Consolidated Financial Results	C-1
Operating Results by Segment	C-2
Analysis of Operating Results by Segment	C-2	a
Consolidating Statements of Operations
Three Months Ended December 31, 2007 and 2008	C-3
Year Ended December 31, 2007 and 2008	C-4
Consolidating Balance Sheets
As of December 31, 2007 and December 31, 2008	C-5
Capital Structure	C-6
Accumulated Other Comprehensive Loss	C-7
Computation of Basic and Diluted Earnings (Losses) Per Share	C-8
Analysis of Net Realized Capital Losses
Three Months Ended December 31, 2007 and 2008 After Tax and DAC	C-9
Year Ended December 31, 2007 and 2008 After Tax and DAC	C-10
Computation of Return-on-Equity Measures	C-11

LIFE	Financial Highlights	L-1
Financial Highlights Excluding Impacts of the Unlock	L-1a
Operating Results	L-2
Total Assets Under Management	L-3
Consolidated Balance Sheets	L-4
Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
Supplemental Data — Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis
As of December 31, 2008	L-7
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Retail Products Group
Income Statements
Individual Annuity	L-9
Other	L-10
Supplemental Data
Deposits	L-11
Assets Under Management	L-12
Individual Annuity — Account Value Rollforward	L-13
Other Retail — Asset Rollforward	L-14
Individual Life
Income Statements	L-15
Supplemental Data	L-16
Account Value Rollforward	L-17
Retirement Plans
Income Statements	L-18
Supplemental Data
Deposits	L-19
Assets Under Management and Administration	L-20
Account Value and Asset Rollforward	L-21
Group Benefits
Income Statements	L-22
Supplemental Data	L-23
International
Highlights	L-24
Japan
Income Statements	L-25
Supplemental Data — Account Value Rollforward in Dollars	L-26
Supplemental Data — Account Value Rollforward in Yen	L-27

Institutional Solutions Group
Income Statements	L-28
Supplemental Data
Assets Under Management	L-29
Deposits	L-30
Account Value and Asset Rollforward	L-31

PROPERTY & CASUALTY	Financial Highlights	PC-1
Operating Results	PC-2
Ongoing Operations Operating Results	PC-3
Ongoing Operations Consolidating Underwriting Results
Three Months Ended December 31, 2008	PC-4
Year Ended December 31, 2008	PC-5
Ongoing Operations Underwriting Results	PC-6
Personal Lines Underwriting Results	PC-7
Personal Lines Written and Earned Premiums	PC-8
Small Commercial Underwriting Results	PC-9
Middle Market Underwriting Results	PC-10
Specialty Commercial Underwriting Results	PC-11
Specialty Commercial Written and Earned Premiums	PC-12
Other Operations Operating Results	PC-13
Other Operations Losses and Loss Adjustment Expenses	PC-14
Paid and Incurred Loss and Loss Adjustment Expense Development — A&E	PC-15
Unpaid Loss and Loss Adjustment Expense Reserve Rollforward
Three Months Ended December 31, 2008	PC-16
Year Ended December 31, 2008	PC-17
Reinsurance Recoverable Analysis	PC-18
Consolidated Income Statements	PC-19
Consolidated Balance Sheets	PC-20
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-21

INVESTMENTS	Investment Earnings Before-tax
Consolidated	I-1
Life	I-2
Property & Casualty	I-3
Corporate	I-4
Net Realized Capital Gains (Losses), After-tax/DAC
Three Months Ended December 31, 2008 and 2007	I-5
Year Ended December 31, 2008 and 2007	I-6
Composition of Invested Assets
Consolidated	I-7
Life	I-8
Property & Casualty	I-9
Unrealized Loss Aging
Consolidated	I-10
Life	I-11
Property & Casualty	I-12
Invested Asset Exposures
As of December 31, 2008	I-13

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•	Life is organized into four groups which are comprised of six reporting segments: The Retail Products Group (“Retail”) and Individual Life segments make up the Individual Markets Group. The Retirement Plans and Group Benefits segments make up the Employer Markets Group. The Institutional Solutions Group (“Institutional”) and International segments each make up their own group. Life also includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reportable operating segments; the mark-to-market adjustment for the equity securities held for trading reported in net investment income and the related change in interest credited reported as a component of benefits, losses and loss adjustment expenses because these items are not considered by Life’s chief operating decision maker in evaluating the International results of operations; and inter-segment eliminations.

•	Property & Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. The profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments are evaluated primarily based on underwriting results. The Company allocates income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment is evaluated based on net income.

•	Corporate primarily includes the Company’s debt financing and related interest expense, as well as other capital raising and purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and pension and other postretirement adjustments.

•	Assets under management is a measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of assets under management whether caused by changes in the market or through net flow.

•	Assets under administration represents the client asset base of the Company’s recordkeeping business for which revenues are predominately based on the number of plan participants. Unlike assets under management, increases or decreases in assets under administration do not have a direct corresponding increase or decrease to the Company’s revenues.

•	Annualized investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).

•	Certain reclassifications have been made to the prior periods to conform to the December 31, 2008 presentation.

•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by the net effect of certain realized capital gains and losses. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page C-2.

•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page C-8.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property and casualty operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for the periods presented herein is set forth at page PC-2.

•	The Hartford’s management evaluates profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial underwriting segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. Underwriting results is also presented for Ongoing Operations, Other Operations and total Property & Casualty. A reconciliation of underwriting results to net income for total Property & Casualty, Ongoing Operations and Other Operations is set forth on pages PC-2, PC-3 and PC-13, respectively.

•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•	Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively rated policies. The Company believes that this measure is useful to investors as an additional measure of Property & Casualty’s current operations, because it excludes the effect of items relating to prior periods. Net income is the most directly comparable GAAP measure. A reconciliation of the adjusted underwriting results to underwriting results and net income for the periods presented herein are set forth on page C-2a.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES (CONTINUED)
•	Book value per share excluding accumulated other comprehensive income (“AOCI”) is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI, net of tax, by (b) common shares outstanding plus assumed conversion of preferred shares to common. The Hartford provides book value per share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI for the periods presented herein is set forth at page C-1.

•	The Hartford provides different measures of the return on equity (“ROE”) of the Company. ROE (core earnings last twelve months to equity excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to equity excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to equity including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to equity including AOCI) is set forth at page C-11.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential		YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month		3 Month		DECEMBER 31,
	2007	2008	2008	2008	2008	Change		Change		2007	2008	Change
HIGHLIGHTS
Net income (loss)	$595	$145	$543	$(2,631)	$(806)	NM		69%		$2,949	$(2,749)	NM
Core earnings (losses)	$840	$792	$696	$(422)	$(208)	NM		51%		$3,507	$858	(76%)
Total revenues [1]	$5,674	$1,544	$7,503	$(393)	$565	(90%)		NM		$25,916	$9,219	(64%)
Total assets	$360,361	$344,168	$333,840	$311,485	$287,583	(20%)		(8%)
Total assets under management [2]	$426,764	$424,193	$416,269	$384,981	$346,916	(19%)		(10%)

PER SHARE AND SHARES DATA [3]
Basic earnings per share
Net income (loss) available to common shareholders	$1.90	$0.46	$1.74	$(8.74)	$(2.71)	NM		69%		$9.32	$(8.99)	NM
Core earnings (losses)	$2.68	$2.52	$2.23	$(1.40)	$(0.72)	NM		49%		$11.09	$2.75	(75%)
Diluted earnings (losses) per share
Net income (loss) available to common shareholders	$1.88	$0.46	$1.73	$(8.74)	$(2.71)	NM		69%		$9.24	$(8.99)	NM
Core earnings (losses)	$2.66	$2.51	$2.22	$(1.40)	$(0.72)	NM		49%		$10.99	$2.74	(75%)
Weighted average common shares outstanding (basic)	313.4	313.8	311.7	301.1	300.2	(13.2	)sh	(0.9	)sh	316.3	306.7	(9.6	)sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	316.1	315.7	313.1	302.1	320.9	4.8	sh	18.8	sh	319.1	313.0	(6.1	)sh
Common shares outstanding assuming conversion of outstanding preferred shares to common [4]	313.8	314.5	303.1	300.4	324.8	11.0	sh	24.4	sh	313.8	324.8	11.0	sh
Book value per share	$61.20	$56.71	$55.51	$41.80	$28.53	(53%)		(32%)
Per share impact of AOCI	$(2.73)	$(7.08)	$(9.17)	$(13.83)	$(23.16)	NM		(67%)
Book value per share (excluding AOCI)	$63.93	$63.79	$64.68	$55.63	$51.69	(19%)		(7%)

FINANCIAL RATIOS
ROE (net income last 12 months to equity including AOCI) [5]	15.5%	12.1%	12.0%	(8.6%)	(19.3%)	(34.8)		(10.7)
ROE (core earnings last 12 months to equity excluding AOCI) [5]	18.1%	17.8%	17.4%	10.5%	4.7%	(13.4)		(5.8)
Debt to capitalization including AOCI	19.0%	21.8%	26.2%	30.6%	40.2%	21.2		9.6
Annualized investment yield, after-tax	4.0%	3.6%	3.6%	3.2%	2.2%	(1.8)		(1.0)		4.1%	3.2%	(0.9)
Ongoing Property & Casualty GAAP combined ratio	91.1	87.8	95.8	101.7	77.6	13.5		24.1		90.8	90.7	0.1

[1]	Total revenues of The Hartford are impacted by net investment income and mark-to-market effects of equity securities held for trading supporting the international variable annuity business, which have corresponding amounts credited to policyholders within benefits losses and loss adjustment expenses. See pages C-3 and C-4 for the impact to total revenues along with the corresponding amounts in benefits losses and loss adjustment expenses in the three months and year ended December 31, 2007 and 2008.

[2]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-7).

[3]	See page C-8 for computation of basic and diluted earnings (losses) per share.

[4]	All conditions have been met to exchange Allianz preferred shares to common. Shares were exchanged effective January 9, 2009.

[5]	See page C-11 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change

LIFE
Retail Products Group
Individual Annuity	$192	$174	$189	$(552)	$(198)	NM	64%	$918	$(387)	NM
Other Retail	17	13	14	13	(2)	NM	NM	65	38	(42%)

Total Retail Products Group	209	187	203	(539)	(200)	NM	63%	983	(349)	NM
Individual Life	40	41	43	8	26	(35%)	NM	196	118	(40%)

Total Individual Markets Group	249	228	246	(531)	(174)	NM	67%	1,179	(231)	NM

Retirement Plans	22	17	33	(36)	(3)	NM	92%	89	11	(88%)
Group Benefits	92	70	85	100	90	(2%)	(10%)	338	345	2%

Total Employer Markets Group	114	87	118	64	87	(24%)	36%	427	356	(17%)
International Markets Group	61	67	64	(75)	(110)	NM	(47%)	254	(54)	NM
Institutional Solutions Group	35	22	27	1	(40)	NM	NM	140	10	(93%)
Other	(2)	(11)	(5)	—	(24)	NM	NM	(8)	(40)	NM

Total Life core earnings (losses) [1][2][3]	457	393	450	(541)	(261)	NM	52%	1,992	41	(98%)

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results
Personal Lines	30	105	18	(45)	202	NM	NM	322	280	(13%)
Small Commercial	204	119	69	82	167	(18%)	104%	508	437	(14%)
Middle Market	58	55	3	(37)	148	155%	NM	157	169	8%
Specialty Commercial	(58)	39	18	(44)	58	NM	NM	(18)	71	NM

Total Ongoing Operations underwriting results	234	318	108	(44)	575	146%	NM	969	957	(1%)
Net servicing income	11	(1)	8	14	10	(9%)	(29%)	52	31	(40%)
Net investment income (loss)	357	310	334	285	127	(64%)	(55%)	1,439	1,056	(27%)
Periodic net coupon settlements on credit derivatives, before-tax	4	2	1	2	(3)	NM	NM	15	2	(87%)
Other expenses	(69)	(57)	(65)	(58)	(39)	43%	33%	(248)	(219)	12%
Income tax expense	(155)	(172)	(105)	(39)	(236)	(52%)	NM	(636)	(552)	13%

Ongoing Operations core earnings	382	400	281	160	434	14%	171%	1,591	1,275	(20%)

Other Operations core earnings (losses) [4]	32	26	2	(4)	18	(44%)	NM	38	42	11%

Total Property & Casualty core earnings	414	426	283	156	452	9%	190%	1,629	1,317	(19%)

Total Corporate core losses [1][3]	(31)	(27)	(37)	(37)	(399)	NM	NM	(114)	(500)	NM

CONSOLIDATED
Core earnings (losses)	840	792	696	(422)	(208)	NM	51%	3,507	858	(76%)
Add: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [1][5]	(245)	(647)	(153)	(2,209)	(598)	(144%)	73%	(558)	(3,607)	NM

Net income (loss)	$595	$145	$543	$(2,631)	$(806)	NM	69%	$2,949	$(2,749)	NM

PER SHARE DATA [6]
Diluted earnings (losses) per share
Core earnings (losses) available to common shareholders	$2.66	$2.51	$2.22	$(1.40)	$(0.72)	NM	49%	$10.99	$2.74	(75%)
Net income (loss) available to common shareholders	$1.88	$0.46	$1.73	$(8.74)	$(2.71)	NM	69%	$9.24	$(8.99)	NM

[1]	Included in the year ended December 31, 2007 in Life core earnings (losses), Corporate core losses and net realized losses, after-tax, is $227, $3, and $(17), respectively, related to the effect of the unlock of deferred acquisition costs. Included in the three months ended September 30, 2008 and year ended December 31, 2008 in Life core earnings (losses), Corporate core losses and net realized losses, after-tax, is $(932), $9, and $(9), respectively, related to the effect of the unlock of deferred acquisition costs. See page L-1 for further details by Life segment.

[2]	Includes the after-tax charge of $152 recorded in the three months ended December 31, 2008 for the effect of the triggering of the guaranteed minimum income benefit for the 3 Win product on amortization of deferred policy acquisition costs and present value of future profits and death benefits.

[3]	As a result of the goodwill testing performed during the three months ended December 31, 2008, The Company has written off goodwill of $274 and $323, after-tax, in Life and Corporate, respectively.

[4]	The year ended December 31, 2007 included a charge of $64, after-tax, principally as a result of an adverse arbitration decision and an environmental reserve increase of $16, after-tax. The three months ended June 30, 2008 included an asbestos reserve increase of $33, after-tax. The three months ended September 30, 2008 included an environmental reserve increase of $34, after-tax.

[5]	Includes those net realized capital losses not included in core earnings (losses). See pages C-9 and C-10 for further analysis.

[6]	See page C-8 for reconciliation of net income (loss) per share to core earnings (losses) per share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change

LIFE
Retail Products Group
Individual Annuity	$192	$174	$189	$(552)	$(198)	NM	64%	$918	$(387)	NM
Other Retail	17	13	14	13	(2)	NM	NM	65	38	(42%)

Total Retail Products Group	209	187	203	(539)	(200)	NM	63%	983	(349)	NM
Individual Life	40	41	43	8	26	(35%)	NM	196	118	(40%)

Total Individual Markets Group	249	228	246	(531)	(174)	NM	67%	1,179	(231)	NM

Retirement Plans	22	17	33	(36)	(3)	NM	92%	89	11	(88%)
Group Benefits	92	70	85	100	90	(2%)	(10%)	338	345	2%

Total Employer Markets Group	114	87	118	64	87	(24%)	36%	427	356	(17%)

International Markets Group	61	67	64	(75)	(110)	NM	(47%)	254	(54)	NM

Institutional Solutions Group	35	22	27	1	(40)	NM	NM	140	10	(93%)

Other	(2)	(11)	(5)	—	(24)	NM	NM	(8)	(40)	NM

Total Life core earnings (losses) [1][2][3]	457	393	450	(541)	(261)	NM	52%	1,992	41	(98%)

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results Before Catastrophes and Prior Year Development:
Personal Lines	61	127	116	126	130	113%	3%	443	499	13%
Small Commercial	77	126	102	93	157	104%	69%	327	478	46%
Middle Market	23	48	15	12	79	NM	NM	156	154	(1%)
Specialty Commercial	12	16	7	4	11	(8%)	175%	75	38	(49%)

Total Ongoing Operations underwriting results before catastrophes and prior year development	173	317	240	235	377	118%	60%	1,001	1,169	17%
Catastrophes, excluding prior year development [4]	(65)	(50)	(171)	(356)	3	NM	NM	(177)	(574)	NM
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	(4)	11	1	11	6	NM	(45%)	(10)	29	NM
Other loss and loss adjustment expenses	130	40	38	66	189	45%	186%	155	333	115%

Total Ongoing Operations underwriting results	234	318	108	(44)	575	146%	NM	969	957	(1%)
Net servicing income (loss)	11	(1)	8	14	10	(9%)	(29%)	52	31	(40%)
Net investment income	357	310	334	285	127	(64%)	(55%)	1,439	1,056	(27%)
Periodic net coupon settlements on credit derivatives, before-tax	4	2	1	2	(3)	NM	NM	15	2	(87%)
Other expenses	(69)	(57)	(65)	(58)	(39)	43%	33%	(248)	(219)	12%
Income tax expense	(155)	(172)	(105)	(39)	(236)	(52%)	NM	(636)	(552)	13%

Ongoing Operations core earnings	382	400	281	160	434	14%	171%	1,591	1,275	(20%)

Other Operations core earnings (losses) [5]	32	26	2	(4)	18	(44%)	NM	38	42	11%

Total Property & Casualty core earnings	414	426	283	156	452	9%	190%	1,629	1,317	(19%)

CORPORATE
Total Corporate core losses [1][3]	(31)	(27)	(37)	(37)	(399)	NM	NM	(114)	(500)	NM

CONSOLIDATED
Core earnings (losses)	840	792	696	(422)	(208)	NM	51%	3,507	858	(76%)
Add: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [1][6]	(245)	(647)	(153)	(2,209)	(598)	(144%)	73%	(558)	(3,607)	NM

Net income (loss)	$595	$145	$543	$(2,631)	$(806)	NM	69%	$2,949	$(2,749)	NM

[1]	Included in the year ended December 31, 2007 in Life core earnings (losses), Corporate core losses and net realized losses, after-tax, is $227, $3, and $(17), respectively, related to the effect of the unlock of deferred acquisition costs. Included in the three months ended September 30, 2008 and year ended December 31, 2008 in Life core earnings (losses), Corporate core losses and net realized losses, after-tax, is $(932), $9, and $(9), respectively, related to the effect of the unlock of deferred acquisition costs. See page L-1 for further details by Life segment.

[2]	Includes the after-tax charge of $152 recorded in the three months ended December 31, 2008 for the effect of the triggering of the guaranteed minimum income benefit for the 3 Win product on amortization of deferred policy acquisition costs and present value of future profits and death benefits.

[3]	As a result of the goodwill testing performed during the three months ended December 31, 2008, The Company has written off goodwill of $274 and $323, after-tax, in Life and Corporate, respectively.

[4]	The year ended December 31, 2008 included catastrophe treaty reinstatement premium, catastrophe losses, and assessments from the Texas Windstorm Insurance Association, totaling $258, including $277 for the three months ended September 30, 2008, primarily related to hurricane Ike.

[5]	The year ended December 31, 2007 included a charge of $64, after-tax, principally as a result of an adverse arbitration decision and an environmental reserve increase of $16, after-tax. The three months ended June 30, 2008 included an asbestos reserve increase of $33, after-tax. The three months ended September 30, 2008 included an environmental reserve increase of $34, after-tax.

[6]	Includes those net realized capital losses not included in core earnings (losses). See pages C-9 and C-10 for further analysis.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED DECEMBER 31, 2007 AND 2008

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change
Earned premiums	$1,236	$1,296	5%	$2,623	$2,570	(2%)	$—	$—	—	$3,859	$3,866	—
Fee income	1,407	1,076	(24%)	—	—	—	3	3	—	1,410	1,079	(23%)
Net investment income (loss)
Securities available-for-sale and other	878	638	(27%)	421	162	(62%)	8	9	13%	1,307	809	(38%)
Equity securities held for trading [1]	(601)	(4,500)	NM	—	—	—	—	—	—	(601)	(4,500)	NM

Total net investment income (loss)	277	(3,862)	NM	421	162	(62%)	8	9	13%	706	(3,691)	NM
Other revenues	—	—	—	128	127	(1%)	—	—	—	128	127	(1%)
Net realized capital gains (losses)	(333)	(678)	(104%)	(96)	(246)	(156%)	—	108	NM	(429)	(816)	(90%)

Total revenues	2,587	(2,168)	NM	3,076	2,613	(15%)	11	120	NM	5,674	565	(90%)

Benefits, losses and loss adjustment expenses	1,709	1,858	9%	1,667	1,293	(22%)	—	—	—	3,376	3,151	(7%)
Benefits, losses and loss adjustment expenses — returns credited on International variable annuities [1]	(601)	(4,500)	NM	—	—	—	—	—	—	(601)	(4,500)	NM
Amortization of deferred policy acquisition costs and present value of future profits	280	542	94%	523	528	1%	1	—	(100%)	804	1,070	33%
Insurance operating costs and expenses	846	786	(7%)	222	181	(18%)	—	—	—	1,068	967	(9%)
Interest expense	2	—	(100%)	—	—	—	65	115	77%	67	115	72%
Goodwill impairment	—	422	NM	—	—	—	—	323	NM	—	745	NM
Other expenses [2]	3	(4)	NM	184	158	(14%)	(8)	14	NM	179	168	(6%)

Total benefits and expenses	2,239	(896)	NM	2,596	2,160	(17%)	58	452	NM	4,893	1,716	(65%)

Income (loss) before income taxes	348	(1,272)	NM	480	453	(6%)	(47)	(332)	NM	781	(1,151)	NM

Income tax expense (benefit)	71	(465)	NM	131	162	24%	(16)	(42)	(163%)	186	(345)	NM

Net income (loss)	277	(807)	NM	349	291	(17%)	(31)	(290)	NM	595	(806)	NM

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	(180)	(546)	NM	(65)	(161)	(148%)	—	109	NM	(245)	(598)	(144%)

Core earnings (losses)	$457	$(261)	NM	$414	$452	9%	$(31)	$(399)	NM	$840	$(208)	NM

[1]	ncludes investment income and mark-to-market effects of equity securities held for trading supporting the International variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	The three months ended December 31, 2007 included $5, $11, and $(16) in Life, Property & Casualty and Corporate, respectively, of interest charged by Corporate on the amount of capital held by the Life and Property & Casualty operations in excess of the amount needed to support the capital requirements of the Life and Property & Casualty operations. The three months ended December 31, 2008 included $(22), $(6), and $28 in Life, Property & Casualty and Corporate, respectively, of interest charged or credited, as applicable, by Corporate to the extent that the amount of capital held by the Life and Property & Casualty operations is greater than or less than the amount of capital allocated to support the capital requirements of the Life and Property & Casualty operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007 AND 2008

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change
Earned premiums	$5,123	$5,165	1%	$10,496	$10,338	(2%)	$—	$—	—	$15,619	$15,503	(1%)
Fee income	5,420	5,118	(6%)	—	—	—	16	17	6%	5,436	5,135	(6%)
Net investment income (loss)
Securities available-for-sale and other	3,497	3,045	(13%)	1,687	1,253	(26%)	30	37	23%	5,214	4,335	(17%)
Equity securities held for trading [1]	145	(10,340)	NM	—	—	—	—	—	—	145	(10,340)	NM

Total net investment income (loss)	3,642	(7,295)	NM	1,687	1,253	(26%)	30	37	23%	5,359	(6,005)	NM
Other revenues	—	—	—	496	504	2%	—	—	—	496	504	2%
Net realized capital gains (losses)	(819)	(4,138)	NM	(172)	(1,877)	NM	(3)	97	NM	(994)	(5,918)	NM

Total revenues	13,366	(1,150)	NM	12,507	10,218	(18%)	43	151	NM	25,916	9,219	(64%)

Benefits, losses and loss adjustment expenses	7,002	7,381	5%	6,917	6,707	(3%)	—	—	—	13,919	14,088	1%
Benefits, losses and loss adjustment expenses — returns credited on International variable annuities [1]	145	(10,340)	NM	—	—	—	—	—	—	145	(10,340)	NM
Amortization of deferred policy acquisition costs and present value of future profits	884	2,176	146%	2,104	2,095	—	1	—	(100%)	2,989	4,271	43%
Insurance operating costs and expenses	3,178	3,269	3%	716	724	1%	—	—	—	3,894	3,993	3%
Interest expense	4	2	(50%)	—	—	—	259	341	32%	263	343	30%
Goodwill impairment	—	422	NM	—	—	—	—	323	NM	—	745	NM
Other expenses [2]	48	29	(40%)	693	695	—	(40)	(14)	65%	701	710	1%

Total benefits and expenses	11,261	2,939	(74%)	10,430	10,221	(2%)	220	650	195%	21,911	13,810	(37%)

Income (loss) before income taxes	2,105	(4,089)	NM	2,077	(3)	NM	(177)	(499)	(182%)	4,005	(4,591)	NM

Income tax expense (benefit)	547	(1,646)	NM	570	(95)	NM	(61)	(101)	(65%)	1,056	(1,842)	NM

Net income (loss)	1,558	(2,443)	NM	1,507	92	(94%)	(116)	(398)	NM	2,949	(2,749)	NM

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	(434)	(2,484)	NM	(122)	(1,225)	NM	(2)	102	NM	(558)	(3,607)	NM

Core earnings (losses)	$1,992	$41	(98%)	$1,629	$1,317	(19%)	$(114)	$(500)	NM	$3,507	$858	(76%)

[1]	Includes investment income and mark-to-market effects of equity securities held for trading supporting the International variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	The year ended December 31, 2007 included $28, $49, and $(77) in Life, Property & Casualty and Corporate, respectively, of interest charged by Corporate on the amount of capital held by the Life and Property & Casualty operations in excess of the amount needed to support the capital requirements of the Life and Property & Casualty operations. The year ended December 31, 2008 included $(10), $25, and $(15) in Life, Property & Casualty and Corporate, respectively, of interest charged or credited, as applicable, by Corporate to the extent that the amount of capital held by the Life and Property & Casualty operations is greater than or less than the amount of capital allocated to support the capital requirements of the Life and Property & Casualty operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 31, 2007 AND 2008

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change
Investments
Fixed maturities, available-for-sale, at fair value	$52,542	$45,182	(14%)	$27,205	$19,775	(27%)	$308	$155	(50%)	$80,055	$65,112	(19%)
Equity securities, trading, at fair value	36,182	30,820	(15%)	—	—	—	—	—	—	36,182	30,820	(15%)
Equity securities, available-for-sale, at fair value	1,284	711	(45%)	1,208	674	(44%)	103	73	(29%)	2,595	1,458	(44%)
Policy loans, at outstanding balance	2,061	2,208	7%	—	—	—	—	—	—	2,061	2,208	7%
Mortgage loans on real estate	4,739	5,684	20%	671	785	17%	—	—	—	5,410	6,469	20%
Limited partnerships and other alternative investments	1,306	1,129	(14%)	1,260	1,166	(7%)	—	—	—	2,566	2,295	(11%)
Other investments	534	1,473	176%	38	207	NM	43	43	—	615	1,723	180%
Short-term investments	1,158	6,937	NM	284	1,597	NM	160	1,488	NM	1,602	10,022	NM

Total investments	99,806	94,144	(6%)	30,666	24,204	(21%)	614	1,759	186%	131,086	120,107	(8%)
Cash	1,770	1,648	(7%)	241	162	(33%)	—	1	NM	2,011	1,811	(10%)
Premiums receivable and agents’ balances	427	407	(5%)	3,254	3,197	(2%)	—	—	—	3,681	3,604	(2%)
Reinsurance recoverables	1,419	2,918	106%	3,731	3,439	(8%)	—	—	—	5,150	6,357	23%
Deferred policy acquisition costs and present value of future profits	10,514	11,988	14%	1,228	1,260	3%	—	—	—	11,742	13,248	13%
Deferred income taxes	(754)	2,183	NM	662	2,435	NM	400	621	55%	308	5,239	NM
Goodwill	805	462	(43%)	149	149	—	772	449	(42%)	1,726	1,060	(39%)
Property and equipment, net	374	400	7%	598	675	13%	—	—	—	972	1,075	11%
Other assets	1,869	3,557	90%	1,312	1,159	(12%)	558	182	(67%)	3,739	4,898	31%
Separate account assets	199,946	130,184	(35%)	—	—	—	—	—	—	199,946	130,184	(35%)

Total assets	$316,176	$247,891	(22%)	$41,841	$36,680	(12%)	$2,344	$3,012	28%	$360,361	$287,583	(20%)

Future policy benefits, unpaid losses and loss adjustment expenses	$15,331	$16,747	9%	$22,153	$21,933	(1%)	$—	$—	—	$37,484	$38,680	3%
Other policyholder funds and benefits payable	44,190	53,753	22%	—	—	—	—	—	—	44,190	53,753	22%
Other policyholder funds and benefits payable — International variable annuities	36,152	30,799	(15%)	—	—	—	—	—	—	36,152	30,799	(15%)
Unearned premiums	147	138	(6%)	5,402	5,244	(3%)	(4)	(3)	25%	5,545	5,379	(3%)
Debt	115	92	(20%)	13	—	(100%)	4,379	6,129	40%	4,507	6,221	38%
Consumer notes	809	1,210	50%	—	—	—	—	—	—	809	1,210	50%
Other liabilities	8,045	7,389	(8%)	4,855	2,914	(40%)	(376)	1,786	NM	12,524	12,089	(3%)
Separate account liabilities	199,946	130,184	(35%)	—	—	—	—	—	—	199,946	130,184	(35%)

Total liabilities	304,735	240,312	(21%)	32,423	30,091	(7%)	3,999	7,912	98%	341,157	278,315	(18%)

Equity excluding AOCI, net of tax	11,868	12,095	2%	9,428	8,675	(8%)	(1,234)	(3,982)	NM	20,062	16,788	(16%)
AOCI, net of tax	(427)	(4,516)	NM	(10)	(2,086)	NM	(421)	(918)	(118%)	(858)	(7,520)	NM

Total stockholders’ equity	11,441	7,579	(34%)	9,418	6,589	(30%)	(1,655)	(4,900)	(196%)	19,204	9,268	(52%)

Total liabilities and stockholders’ equity	$316,176	$247,891	(22%)	$41,841	$36,680	(12%)	$2,344	$3,012	28%	$360,361	$287,583	(20%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
						Year	Sequential
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2007	2008	2008	2008	2008	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt and capital lease obligations)	$1,365	$1,364	$1,353	$927	$398	(71%)	(57%)
Capital lease obligations	91	67	67	68	68	(25%)	—
Senior notes	3,051	3,551	4,051	4,052	4,052	33%	—
Junior subordinated debentures	—	—	500	500	1,703	NM	NM

Total debt [1]	$4,507	$4,982	$5,971	$5,547	$6,221	38%	12%

STOCKHOLDERS’ EQUITY
Equity excluding AOCI, net of tax	$20,062	$20,061	$19,604	$16,712	$16,788	(16%)	—
AOCI, net of tax	(858)	(2,225)	(2,780)	(4,155)	(7,520)	NM	(81%)

Total stockholders’ equity	$19,204	$17,836	$16,824	$12,557	$9,268	(52%)	(26%)

CAPITALIZATION
Total capitalization including AOCI, net of tax	$23,711	$22,818	$22,795	$18,104	$15,489	(35%)	(14%)

Total capitalization excluding AOCI, net of tax	$24,569	$25,043	$25,575	$22,259	$23,009	(6%)	3%

DEBT TO CAPITALIZATION RATIOS [1]

Ratio Including AOCI

Total debt to capitalization	19.0%	21.8%	26.2%	30.6%	40.2%	21.2	9.6

Ratios Excluding AOCI

Total debt to capitalization	18.3%	19.9%	23.3%	24.9%	27.0%	8.7	2.1

Total adjusted debt to capitalization [2] [3] [4] [5]	21.8%	23.1%	25.0%	27.0%	27.7%	5.9	0.7

[1]	The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $809, $971, $1,113, $1,225, and $1,210 as of December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008, and December 31, 2008, respectively.

[2]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $1.0 billion, $0.9 billion, $0.9 billion, $1.0 billion, and $1.5 billion for the three months ended December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008, and December 31, 2008, respectively.

[3]	Reflects the assignment by certain rating agencies in the leverage calculation of 75% equity credit for the $500 junior subordinated debentures as of June 30, 2008, and September 30, 2008.

[4]	Reflects the assignment by certain rating agencies in the leverage calculation of 75% equity credit for the $1,703 junior subordinated debentures and $547 warrants as of December 31, 2008.

[5]	Reflects a rating agency assignment to adjust equity for pension related amounts that are included in AOCI.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE LOSS

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED

As of December 31, 2008

Fixed maturities net unrealized loss	$(5,196)	$(2,221)	$(2)	$(7,419)
Equities net unrealized gain (loss)	(148)	85	(4)	(67)
Net deferred gain on cash-flow hedging instruments	611	31	2	644

Total net unrealized loss	(4,733)	(2,105)	(4)	(6,842)
Foreign currency translation adjustments	217	5	—	222
Pension and other postretirement adjustment	—	14	(914)	(900)

Total accumulated other comprehensive loss	$(4,516)	$(2,086)	$(918)	$(7,520)

As of December 31, 2007
Fixed maturities net unrealized loss	$(293)	$(67)	$—	$(360)
Equities net unrealized gain (loss)	(58)	51	8	1
Net deferred loss on cash-flow hedging instruments	(115)	(25)	—	(140)

Total net unrealized gain (loss)	(466)	(41)	8	(499)
Foreign currency translation adjustments	39	(13)	—	26
Pension and other postretirement adjustment	—	44	(429)	(385)

Total accumulated other comprehensive loss	$(427)	$(10)	$(421)	$(858)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSSES) PER SHARE

	THREE MONTHS ENDED					YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2007	2008	2008	2008	2008	2007	2008
Numerator:
Net income (loss)	$595	$145	$543	$(2,631)	$(806)	$2,949	$(2,749)
Less: preferred dividends	—	—	—	—	8	—	8

Net income (loss) available to common shareholders	595	145	543	(2,631)	(814)	2,949	(2,757)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(245)	(647)	(153)	(2,209)	(598)	(558)	(3,607)
Add: preferred dividends	—	—	—	—	—	—	8

Core earnings (losses) available to common shareholders	840	792	696	(422)	(216)	3,507	858

Denominator:
Weighted average common shares outstanding (basic)	313.4	313.8	311.7	301.1	300.2	316.3	306.7
Add: Weighted average common shares assuming conversion of outstanding preferred shares to common	—	—	—	—	20.1	—	5.0

Weighted average common assuming conversion of outstanding preferred shares to common (Core basic)	313.4	313.8	311.7	301.1	320.3	316.3	311.7
Dilutive effect of stock compensation	2.7	1.9	1.4	1.0	0.6	2.8	1.3
Dilutive effect of warrants [1]	—	—	—	—	—	—	—

Weighted average common shares outstanding and dilutive potential common shares (diluted)	316.1	315.7	313.1	302.1	320.9	319.1	313.0

Basic earnings (losses) per share
Net income (loss) available to common shareholders	$1.90	$0.46	$1.74	$(8.74)	$(2.71)	$9.32	$(8.99)
Less: Difference arising from shares used for the denominator between net loss and core earnings	—	—	—	—	—	—	(0.14)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(0.78)	(2.06)	(0.49)	(7.34)	(1.99)	(1.77)	(11.57)
Add: preferred dividends	—	—	—	—	—	—	0.03

Core earnings (losses) available to common shareholders [2]	2.68	2.52	2.23	(1.40)	(0.72)	11.09	2.75

Diluted earnings (losses) per share [3]
Net income (loss) available to common shareholders	$1.88	$0.46	$1.73	$(8.74)	$(2.71)	$9.24	$(8.99)
Less: Difference arising from shares used for the denominator between net loss and core earnings	—	—	—	—	—	—	(0.18)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(0.78)	(2.05)	(0.49)	(7.34)	(1.99)	(1.75)	(11.52)
Add: preferred dividends	—	—	—	—	—	—	0.03

Core earnings (losses) available to common shareholders	2.66	2.51	2.22	(1.40)	(0.72)	10.99	2.74

[1]	The Hartford issued 69.1 million warrants to purchase The Hartford Common Stock to Allianz on October 17, 2008 at a strike price of $25.32. There is no dilutive effect as the warrants were not in-the-money for the period.

[2]	Due to the core loss for the quarter ended December 31, 2008, weighted average common shares outstanding of 300.2 are used in the calculation of Core-Basic loss per share, since the preferred shareholders do not have a contractual oblgation to fund the net losses of the Company.

[3]	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares are used in the calculation of diluted earnings per share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER TAX AND DAC
THREE MONTHS ENDED DECEMBER 31, 2007 AND 2008

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change
Net Realized Capital Gains (Losses), After Tax and DAC

Gains/losses on sales, net	$31	$89	187%	$10	$(109)	NM	$—	$(1)	NM	$41	$(21)	NM
Impairments	(163)	(196)	(20%)	(45)	(70)	(56%)	—	(1)	NM	(208)	(267)	(28%)
Japanese fixed annuity contract hedges, net [1]	10	34	NM	—	—	—	—	—	—	10	34	NM
Results of variable annuity hedge program
GMWB derivatives, net [2]	15	(384)	NM	—	—	—	—	—	—	15	(384)	NM
Macro hedge	—	28	NM	—	—	—	—	—	—	—	28	NM

Total results of variable annuity hedge program	15	(356)	NM	—	—	—	—	—	—	15	(356)	NM
Other net gain (loss) [3]	(61)	(128)	(110%)	(27)	17	NM	—	111	NM	(88)	—	100%

Total net realized capital gains (losses), after tax and DAC	(168)	(557)	NM	(62)	(162)	(161%)	—	109	NM	(230)	(610)	(165%)
Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses) — After Tax and DAC

Total net realized capital gains (losses)	$(168)	$(557)	NM	$(62)	$(162)	(161%)	$—	$109	NM	$(230)	$(610)	(165%)
Less: total net realized capital losses included in core earnings (losses)	12	(11)	NM	3	(1)	NM	—	—	—	15	(12)	NM

Total net realized capital gains (losses), after tax and DAC, excluded from core earnings (losses)	$(180)	$(546)	NM	$(65)	$(161)	(148%)	$—	$109	NM	$(245)	$(598)	(144%)

[1]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized loss of $14 and $33 would have been recognized as an adjustment to this amount in the three months ended December 31, 2007 and 2008, respectively.

[2]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments and other investment gains and losses. Also included for the three months ended December 31, 2008, are gains of $110 related to a decrease in the liability related to warrants associated with the Allianz transaction.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER TAX AND DAC
YEAR ENDED DECEMBER 31, 2007 AND 2008

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change
Net Realized Capital Gains (Losses), After Tax and DAC

Gains/losses on sales, net	$26	$16	(38%)	$25	$(175)	NM	$—	$(3)	NM	$51	$(162)	NM
Impairments	(227)	(1,537)	NM	(82)	(996)	NM	—	(4)	NM	(309)	(2,537)	NM
Japanese fixed annuity contract hedges, net [1]	12	42	NM	—	—	—	—	—	—	12	42	NM
SFAS 157 transition impact [3]	—	(220)	NM	—	—	—	—	—	—	—	(220)	NM
Results of variable annuity hedge program
GMWB derivatives, net [2]	(112)	(488)	NM	—	—	—	—	—	—	(112)	(488)	NM
Macro hedge	(5)	38	NM	—	—	—	—	—	—	(5)	38	NM

Total results of variable annuity hedge program	(117)	(450)	NM	—	—	—	—	—	—	(117)	(450)	NM
Other net gain (loss) [4]	(140)	(355)	(154%)	(55)	(52)	5%	(2)	109	NM	(197)	(298)	(51%)

Total net realized capital gains (losses), after tax and DAC	(446)	(2,504)	NM	(112)	(1,223)	NM	(2)	102	NM	(560)	(3,625)	NM

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses) — After Tax and DAC

Total net realized capital gains (losses)	$(446)	$(2,504)	NM	$(112)	$(1,223)	NM	$(2)	$102	NM	$(560)	$(3,625)	NM
Less: total net realized capital losses included in core earnings (losses)	(12)	(20)	(67%)	10	2	(80%)	—	—	—	(2)	(18)	NM

Total net realized capital gains (losses), after tax and DAC, excluded from core earnings (losses)	$(434)	$(2,484)	NM	$(122)	$(1,225)	NM	$(2)	$102	NM	$(558)	$(3,607)	NM

[1]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized loss of $12 and $23 would have been recognized as an adjustment to this amount in the year ended December 31, 2007 and 2008, respectively.

[2]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[3]	Includes SFAS 157 implementation losses related to the embedded derivatives within GMWB-US, GMWB-UK and GMAB liabilities, respectively.

[4]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments and other investment gains and losses. Also included for the year ended December 31, 2008, are gains of $110 related to a decrease in the liability related to warrants associated with the Allianz transaction.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2007	2008	2008	2008	2008

Numerator [1]:
Net income (loss) — last 12 months	$2,949	$2,218	$2,134	$(1,348)	$(2,749)
Core earnings — last 12 months	$3,507	$3,456	$3,388	$1,906	$858

Denominator [2]:
Average equity, including AOCI	19,040.0	18,344.0	17,736.0	15,753.5	14,236.0
Less: Average AOCI	(340.0)	(1,024.0)	(1,690.5)	(2,410.5)	(4,189.0)

Average equity, excluding AOCI	19,380.0	19,368.0	19,426.5	18,164.0	18,425.0

ROE (net income (loss) last 12 months to equity including AOCI)	15.5%	12.1%	12.0%	(8.6%)	(19.3%)
ROE (core earnings last 12 months to equity excluding AOCI)	18.1%	17.8%	17.4%	10.5%	4.7%

[1]	For a reconciliation of net income to core earnings, see page C-2.

[2]	Average equity is calculated by taking the sum of equity at the beginning of the twelve month period and equity at the end of the twelve month period and dividing by 2.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
REVENUES
Retail Products Group
Individual Annuity [1]	$783	$722	$721	$714	$548	(30%)	(23%)	$3,049	$2,705	(11%)
Other Retail	223	213	222	205	154	(31%)	(25%)	813	794	(2%)

Total Retail
Products Group	1,006	935	943	919	702	(30%)	(24%)	3,862	3,499	(9%)
Individual Life [1]	304	291	310	288	275	(10%)	(5%)	1,166	1,164	—

Total Individual Markets Group	1,310	1,226	1,253	1,207	977	(25%)	(19%)	5,028	4,663	(7%)

Retirement Plans	152	157	188	182	149	(2%)	(18%)	597	676	13%
Group Benefits	1,183	1,180	1,213	1,219	1,197	1%	(2%)	4,773	4,809	1%

Total Employer Markets Group	1,335	1,337	1,401	1,401	1,346	1%	(4%)	5,370	5,485	2%
International Markets Group [1]	241	258	264	249	267	11%	7%	895	1,038	16%
Institutional Solutions Group	580	523	559	522	441	(24%)	(16%)	2,481	2,045	(18%)
Other	53	40	38	39	(24)	NM	NM	234	93	(60%)

Core revenues before net investment income (loss) on equity securities held for trading	3,519	3,384	3,515	3,418	3,007	(15%)	(12%)	14,008	13,324	(5%)

Net investment income (loss) on equity securities held for trading [2]	(601)	(3,578)	1,153	(3,415)	(4,500)	NM	(32%)	145	(10,340)	NM

Total core revenues	$2,918	$(194)	$4,668	$3	$(1,493)	NM	NM	$14,153	$2,984	(79%)

Net realized losses and other, before tax and DAC, excluded from core revenues	(331)	(1,224)	(228)	(2,007)	(675)	(104%)	66%	(787)	(4,134)	NM

Total revenues	$2,587	$(1,418)	$4,440	$(2,004)	$(2,168)	NM	(8%)	$13,366	$(1,150)	NM

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity [3] [4]	$192	$174	$189	$(552)	$(198)	NM	64%	$918	$(387)	NM
Other Retail [3]	17	13	14	13	(2)	NM	NM	65	38	(42%)

Total Retail Products Group	209	187	203	(539)	(200)	NM	63%	983	(349)	NM
Individual Life [3]	40	41	43	8	26	(35%)	NM	196	118	(40%)

Total Individual Markets Group	249	228	246	(531)	(174)	NM	67%	1,179	(231)	NM

Retirement Plans [3]	22	17	33	(36)	(3)	NM	92%	89	11	(88%)
Group Benefits	92	70	85	100	90	(2%)	(10%)	338	345	2%

Total Employer Markets Group	114	87	118	64	87	(24%)	36%	427	356	(17%)

International Markets Group [3] [5]	61	67	64	(75)	(110)	NM	(47%)	254	(54)	NM

Institutional Solutions Group [3]	35	22	27	1	(40)	NM	NM	140	10	(93%)

Other [6]	(2)	(11)	(5)	—	(24)	NM	—	(8)	(40)	NM

Core earnings	457	393	450	(541)	(261)	NM	52%	1,992	41	(98%)

Net realized losses and other, net of tax and DAC, excluded from core earnings [3]	(180)	(548)	(116)	(1,274)	(546)	NM	57%	(434)	(2,484)	NM

Net income (loss)	$277	$(155)	$334	$(1,815)	$(807)	NM	56%	$1,558	$(2,443)	NM

ROE (core earnings last 12 months to equity excluding AOCI) [7]	21.4%	21.8%	20.6%	7.5%	(0.6%)	(22.0)	(8.1)
Assets under management	$371,707	$370,290	$362,509	$333,305	$298,017	(20%)	(11%)
DAC capitalization	$489	$428	$413	$397	$310		(22%)
DAC amortization	$280	$(55)	$285	$1,404	$542		(61%)
DAC and PVFP assets	$10,514	$11,586	$11,706	$11,012	$11,988		9%
United States Statutory surplus ($ in billions) [8]	$5.8	$5.7	$5.4	$4.7	$5.1

[1]	Includes benefits (charges) of ($5) and ($8), after tax, recorded in the year ended December 31, 2007 for the unlock of unearned revenue reserves in Individual Annuity and Individual Life, respectively and benefits (charges) of $19, ($17) and ($5), after tax, recorded in the three months ended September 30, 2008 for the unlock of unearned revenue reserves and reinsurance premiums in Individual Annuity, Individual Life and International, respectively. The 2008 after-tax unlock benefit recorded in the three months ended September 30, 2008, in net realized gains (losses) excluded from core earnings, was $8.

[2]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuity business in the international operations, principally in Japan. An equal and offsetting amount is recorded in benefits, losses and loss adjustment expenses, and as such has no impact on core earnings or net income.

[3]	Includes the effect of the unlock on amortization of deferred policy acquisition costs and present value of future profits, death benefits, sales inducements and mutual fund and other fees recorded in the year ended December 31, 2007 and the three months ended September 30, 2008. The 2007 after-tax benefits (charges) recorded in Individual Annuity, Retail Other, Retirement Plans, Institutional Solutions Group, Individual Life and International Markets Group were $198, ($1), ($9), $1, $16 and $22, respectively. The 2007 after-tax charge recorded in net realized gains (losses) excluded from core earnings was ($17). The 2008 after-tax (charges) recorded in Individual Annuity, Retail Other, Retirement Plans, Individual Life and International Markets Group were ($721), ($1), ($48), ($37) and ($125), respectively. The 2008 after-tax unlock (charge) recorded in net realized gains (losses) excluded from core earnings was ($9).

[4]	As a result of the goodwill testing performed during the three months ended, December 31, 2008, Individual Annuity wrote-off goodwill of $274, after-tax.

[5]	Includes the after-tax charge of $152 recorded in the three months ended December 31, 2008 for the effect of the triggering of the guaranteed minimum income benefit for the 3 Win product on amortization of deferred policy acquisition costs and policyholder benefits.

[6]	Included in the year ended December 31, 2007 is a charge of $21, after-tax, to reserve for regulatory matters.

[7]	Core earnings return on equity is calculated using equity attributed to Life using the Company’s capital attribution methodology.

[8]	Estimated United States statutory surplus at December 31, 2008.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS EXCLUDING IMPACTS OF THE UNLOCK [1]

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008 [1]	2008	Change	Change	2007 [1]	2008 [1]	Change
REVENUES
Retail Products Group
Individual Annuity	$783	$722	$721	$685	$548	(30%)	(20%)	$3,057	$2,676	(12%)
Other Retail	223	213	222	205	154	(31%)	(25%)	813	794	(2%)

Total Retail Products Group	1,006	935	943	890	702	(30%)	(21%)	3,870	3,470	(10%)
Individual Life	304	291	310	314	275	(10%)	(12%)	1,179	1,190	1%

Total Individual Markets Group	1,310	1,226	1,253	1,204	977	(25%)	(19%)	5,049	4,660	(8%)

Retirement Plans	152	157	188	182	149	(2%)	(18%)	597	676	13%

Group Benefits	1,183	1,180	1,213	1,219	1,197	1%	(2%)	4,773	4,809	1%

Total Employer Markets Group	1,335	1,337	1,401	1,401	1,346	1%	(4%)	5,370	5,485	2%

International Markets Group	241	258	264	256	267	11%	4%	895	1,045	17%

Institutional Solutions Group	580	523	559	522	441	(24%)	(16%)	2,481	2,045	(18%)

Other	53	40	38	39	(24)	NM	NM	234	93	(60%)

Core revenues before net investment income (loss) on equity securities held for trading	3,519	3,384	3,515	3,422	3,007	(15%)	(12%)	14,029	13,328	(5%)

Net investment income (loss) on equity securities held for trading	(601)	(3,578)	1,153	(3,415)	(4,500)	NM	(32%)	145	(10,340)	NM

Total core revenues	$2,918	$(194)	$4,668	$7	(1,493)	NM	NM	$14,174	2,988	(79%)

Net realized losses and other, before tax and DAC, excluded from core revenues	(331)	(1,224)	(228)	(2,019)	(675)	(104%)	67%	(787)	(4,146)	NM

Total revenues	$2,587	$(1,418)	$4,440	$(2,012)	$(2,168)	NM	(8%)	$13,387	$(1,158)	NM

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity	$192	$174	$189	$169	$(198)	NM	NM	720	$334	(54%)
Other Retail	17	13	14	14	(2)	NM	NM	66	39	(41%)

Total Retail Products Group	209	187	203	183	(200)	NM	NM	786	373	(53%)
Individual Life	40	41	43	45	26	(35%)	(42%)	180	155	(14%)

Total Individual Markets Group	249	228	246	228	(174)	NM	NM	966	528	(45%)

Retirement Plans	22	17	33	12	(3)	NM	NM	98	59	(40%)
Group Benefits	92	70	85	100	90	(2%)	(10%)	338	345	2%

Total Employer Markets Group	114	87	118	112	87	(24%)	(22%)	436	404	(7%)

International Markets Group	61	67	64	50	(110)	NM	NM	232	71	(69%)

Institutional Solutions Group	35	22	27	1	(40)	NM	NM	139	10	(93%)

Other	(2)	(11)	(5)	—	(24)	NM	—	(8)	(40)	NM

Core earnings	457	393	450	391	(261)	NM	NM	1,765	973	(45%)

Net realized losses and other, net of tax and DAC, excluded from core earnings	(180)	(548)	(116)	(1,265)	(546)	NM	57%	(417)	(2,475)	NM

Net income (loss)	$277	$(155)	$334	$(874)	$(807)	NM	8%	$1,348	$(1,502)	NM

[1]	This page represents financial results as reported on page L-1 excluding the impacts of the unlock recorded in the year ended December 31, 2007 and the three months ended September 30, 2008.

L-1A

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
REVENUES
Earned premiums	$1,236	$1,229	$1,305	$1,335	$1,296	5%	(3%)	$5,123	$5,165	1%
Fee income	1,407	1,339	1,390	1,332	1,081	(23%)	(19%)	5,420	5,142	(5%)
Net investment income (loss)
Securities available-for-sale and other	878	819	829	759	638	(27%)	(16%)	3,497	3,045	(13%)
Equity securities held for trading [1]	(601)	(3,578)	1,153	(3,415)	(4,500)	NM	(32%)	145	(10,340)	NM

Total net investment income (loss)	277	(2,759)	1,982	(2,656)	(3,862)	NM	(45%)	3,642	(7,295)	NM
Net realized capital losses — core	(2)	(3)	(9)	(8)	(8)	NM	—	(32)	(28)	13%

Total core revenues	2,918	(194)	4,668	3	(1,493)	NM	NM	14,153	2,984	(79%)

Net realized losses and other, before tax and DAC, excluded from core revenues	(331)	(1,224)	(228)	(2,007)	(675)	(104%)	66%	(787)	(4,134)	NM

Total revenues	2,587	(1,418)	4,440	(2,004)	(2,168)	NM	(8%)	13,366	(1,150)	NM

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses	1,709	1,729	1,771	2,095	1,829	7%	(13%)	7,002	7,424	6%
Benefits, losses and loss adjustment expenses — Returns credited on International variable annuities [1]	(601)	(3,578)	1,153	(3,415)	(4,500)	NM	(32%)	145	(10,340)	NM
Amortization of deferred policy acquisition costs and present value of future profits	339	317	321	1,408	424	25%	(70%)	1,007	2,470	145%
Goodwill impairment [2]	—	—	—	—	422	—	—	—	422	—
Insurance operating costs and other expenses	851	817	863	838	782	(8%)	(7%)	3,230	3,300	2%

Total benefits and expenses	2,298	(715)	4,108	926	(1,043)	NM	NM	11,384	3,276	(71%)

CORE EARNINGS
Core earnings before income taxes	620	521	560	(923)	(450)	NM	51%	2,769	(292)	NM
Income tax expense (benefit)	163	128	110	(382)	(189)	NM	51%	777	(333)	NM

Core earnings	457	393	450	(541)	(261)	NM	52%	1,992	41	(98%)
Net realized losses and other, net of tax and DAC, excluded from core earnings	(180)	(548)	(116)	(1,274)	(546)	NM	57%	(434)	(2,484)	NM

Net income (loss)	277	(155)	334	(1,815)	(807)	NM	56%	1,558	(2,443)	NM

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within interest credited.

[2]	As a result of the goodwill testing performed during the three months ended, December 31, 2008, the Company wrote-off goodwill of $274, after-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2007	2008	2008	2008	2008	Change	Change

TOTAL ASSETS UNDER MANAGEMENT
Assets
General account	$116,230	$118,697	$118,455	$114,838	$117,707	1%	2%
Separate account	199,946	181,273	170,841	154,029	130,184	(35%)	(15%)

Total assets	316,176	299,970	289,296	268,867	247,891	(22%)	(8%)
Mutual fund assets [1]	55,531	70,320	73,213	64,438	50,126	(10%)	(22%)

Total assets under management	$371,707	$370,290	$362,509	$333,305	$298,017	(20%)	(11%)

[1]	During the three months ended March 31, 2008, the Company acquired the rights to service $18.7 billion of mutual fund assets from Sun Life Retirement Services, Inc. and Princeton Retirement Group on February 29, and March 28, 2008, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2007	2008	2008	2008	2008	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$52,542	$50,615	$49,683	$46,292	$45,182	(14%)	(2%)
Equity securities, trading, at fair value	36,182	37,406	36,853	33,655	30,820	(15%)	(8%)
Equity securities, available-for-sale, at fair value	1,284	1,202	1,194	908	711	(45%)	(22%)
Policy loans, at outstanding balance	2,061	2,118	2,146	2,159	2,208	7%	2%
Mortgage loans on real estate	4,739	4,821	5,135	5,460	5,684	20%	4%
Limited partnerships and other alternative investments	1,306	1,329	1,407	1,410	1,129	(14%)	(20%)
Short term Investments	1,158	1,807	2,756	3,793	6,937	NM	83%
Other investments	534	1,086	894	1,308	1,473	176%	13%

Total investments	99,806	100,384	100,068	94,985	94,144	(6%)	(1%)

Cash	1,770	2,016	1,842	1,683	1,648	(7%)	(2%)
Premiums receivable and agents’ balances	427	395	392	390	407	(5%)	4%
Reinsurance recoverables	1,419	1,599	1,535	2,103	2,918	106%	39%
Deferred policy acquisition costs and present value of future profits	10,514	11,586	11,706	11,012	11,988	14%	9%
Deferred income taxes	(754)	(373)	(135)	1,324	2,183	NM	65%
Goodwill	805	867	867	880	462	(43%)	(48%)
Property and equipment, net	374	393	383	380	400	7%	5%
Other assets	1,869	1,830	1,797	2,081	3,557	90%	71%
Separate account assets	199,946	181,273	170,841	154,029	130,184	(35%)	(15%)

Total assets	$316,176	$299,970	$289,296	$268,867	$247,891	(22%)	(8%)

Future policy benefits, unpaid losses and loss adjustment expenses	$15,331	$15,544	$15,772	$16,602	$16,747	9%	1%
Other policyholder funds and benefits payable	44,190	46,460	46,563	47,208	53,753	22%	14%
Other policyholder funds payable — International variable annuities	36,152	37,376	36,822	33,629	30,799	(15%)	(8%)
Unearned premiums	147	167	161	163	138	(6%)	(15%)
Consumer Notes	809	971	1,113	1,225	1,210	50%	(1%)
Debt	115	91	91	92	92	(20%)	—
Other liabilities	8,045	8,286	7,712	7,816	7,389	(8%)	(5%)
Separate account liabilities	199,946	181,273	170,841	154,029	130,184	(35%)	(15%)

Total liabilities	304,735	290,168	279,075	260,764	240,312	(21%)	(8%)

Equity excluding AOCI, net of tax	11,868	11,059	11,888	10,752	12,095	2%	12%
AOCI, net of tax	(427)	(1,257)	(1,667)	(2,649)	(4,516)	NM	(70%)
Total stockholders’ equity	11,441	9,802	10,221	8,103	7,579	(34%)	(6%)

Total liabilities and stockholders’ equity	$316,176	$299,970	$289,296	$268,867	$247,891	(22%)	(8%)

Hartford Life and Accident Insurance Company NAIC RBC	416.1%
Hartford Life Insurance Company NAIC RBC	513.2%
Hartford Life and Annuity Insurance Company NAIC RBC	1309.9%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

				Institutional
	Individual	Other	Retirement	Solutions	Individual	Group
	Annuity	Retail	Plans	Group	Life	Benefits	International	Total
YEAR-TO-DATE
Balance, December 31, 2007	$5,179	$136	$658	$143	$2,406	$69	$1,923	$10,514
Adjustments to unrealized gains and losses on securities available — for — sale and other	(92)	(2)	(41)	—	(2)	—	(22)	(159)

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	5,087	134	617	143	2,404	69	1,901	10,355
Capitalization	577	74	142	31	362	69	293	1,548
Amortization — Deferred Policy Acquisition Costs	(538)	(94)	(25)	(19)	(125)	(57)	(452)	(1,310)
Amortization — Present Value of Future Profits	(6)	—	—	—	(16)	—	—	(22)
Amortization — Realized Capital Gains / Losses	291	—	10	—	16	—	(8)	309
Amortization — Unlock — Core	(959)	(2)	(75)	—	(26)	—	(44)	(1,106)
Amortization — Unlock — Non-core	(36)	—	(1)	—	(18)	—	8	(47)
Effect of Currency Translation Adjustment	—	—	—	—	—	—	348	348

Balance, December 31, 2008	4,416	112	668	155	2,597	81	2,046	10,075
Adjustments to unrealized gains and losses on securities available — for — sale and other	1,277	(4)	209	1	430	—	—	1,913

Balance, December 31, 2008 including adjustments to unrealized gains and losses on securities available-for-sale and other	$5,693	$108	$877	$156	$3,027	$81	$2,046	$11,988

				Institutional
	Individual	Other	Retirement	Solutions	Individual	Group			HFSG	Total
Effect of Unlock [2] — September 30, 2008	Annuity	Retail	Plans	Group	Life	Benefits	International	Total Life	Corporate [1]	Company

Mutual Fund and Other Fees	$24	$—	$—	$—	$(26)	$—	$(7)	$(9)	$—	$(9)
Reinsurance Premiums	5	—	—	—	—	—	—	5	—	5
Death Benefits	116	—	1	—	—	—	139	256	—	256
Change in Reserves	—	—	—	—	5	—	—	5	—	5
Sales Inducements	62	—	1	—	—	—	1	64	—	64
Amortization of DAC	959	2	75	—	26	—	44	1,106	—	1,106
Other Expenses	—	—	—	—	—	—	—	—	(13)	(13)

Effect of Unlock on Earnings before income taxes	(1,108)	(2)	(77)	—	(57)	—	(191)	(1,435)	13	(1,422)
Income tax (benefit) expense	(387)	(1)	(29)	—	(20)	—	(66)	(503)	4	(499)

Effect of Unlock on Core Earnings	(721)	(1)	(48)	—	(37)	—	(125)	(932)	9	(923)
Net realized gains (losses), net of tax, excluded from core earnings	(10)	—	(1)	—	(7)	—	9	(9)	—	(9)

Effect of Unlock on Net Income	$(731)	$(1)	$(49)	$—	$(44)	$—	$(116)	$(941)	$9	$(932)

[1]	In HFSG Corporate, revisions to estimated gross profits affect the purchase accounting adjustments made in connection with the buyback of Hartford Life, Inc. shares in 2000.

[2]	For purposes of this schedule increases to revenue amounts are positive numbers; increases to expense amounts are positive numbers; and increases to income before taxes, net income and core earnings are positive numbers.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENTAL DATA — ANNUITY DEATH AND INCOME BENEFITS

	As of December 31, 2008
	ACCOUNT	NET AMT AT	% of NAR
	VALUE	RISK	REINSURED	RETAINED NAR
BREAKDOWN OF INDIVIDUAL VARIABLE AND GROUP ANNUITY ACCOUNT VALUE BY BENEFIT TYPE
Maximum anniversary value (MAV) [1]
MAV only	$25,961	$14,743	66%	$5,019
with 5% rollup [2]	1,858	1,153	58%	481
with Earnings Protection Benefit Rider (EPB) [3]	5,068	2,447	90%	241
with 5% rollup & EPB	742	400	81%	75

Total MAV	33,629	18,743	69%	5,816
Asset Protection Benefit (APB) [4]	25,601	11,985	45%	6,634
Lifetime Income Benefit (LIB) — Death Benefit [5]	1,137	487	—%	487
Reset [6] (5-7 years)	3,440	1,190	—%	1,189
Return of Premium [7]/Other	17,321	3,889	6%	3,638

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS	$81,128	$36,294	51%	$17,764

JAPAN GUARANTEED MINIMUM DEATH AND INCOME BENEFITS [8]	29,726	9,151	15%	7,761

TOTAL	$110,854	$45,445	44%	$25,525

	As of	As of	As of	As of	As of
	December 31,	March 31,	June 30,	September 30,	December 31,
	2007	2008	2008	2008	2008
OTHER DATA
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,468.36	1,322.70	1,280.00	1,164.74	903.25
Total Account Value	$126,834	$115,212	$112,786	$99,118	$81,128
Retained net amount of risk	976	3,633	4,067	8,565	17,764
GMDB net GAAP liability [9]	202	203	208	304	275
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$35,793	$36,777	$35,910	$32,706	$29,726
Retained net amount of risk	419	2,151	1,706	3,716	7,761
GMDB/GMIB net GAAP liability [9]	34	39	37	178	198

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier age 80 or 100% of adjusted premiums.

[3]	EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB: the death benefit is the greatest of current account value, net premiums paid, or for certain contracts a benefit amount that rachets over time, generally based on market performance.

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	Death benefits include a Return of Premium and MAV (before age 80) paid in a single lump sum. The income benefit is a guarantee to return initial investment, which is adjusted for earnings liquidity, paid through a fixed annuity after a minimum deferral period of 10, 15 or 20 years. The guaranteed remaining balance related to the Japan GMIB was $30.6 billion and $26.8 billion as of December 31, 2008 and December 31, 2007, respectively.

[9]	Includes the increase (decrease) to GMDB/GMIB liability as a result of the unlock recorded in the year ended December 31, 2007 for U.S. and Japan variable annuity business of $6 and ($9), respectively. For the three months ended September 30, 2008 there was an increase to GMDB/GMIB liability, as a result of the unlock, for U.S. and Japan variable annuity business of $116 and $139, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of December 31, 2008
Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$2,835
Liability for reinsurance in unauthorized companies	(2)

Net statutory reinsurance reserve credit	$2,833

Statutory amounts recoverable from reinsurers	$229

The top ten reinsurers represent $2,741 or 90% of the total statutory reserve credit and amounts recoverable.
•	55% of this amount is with reinsurers rated “A+” by A.M. Best at January 23, 2009.

•	33% of this amount is with reinsurers rated “A” by A.M. Best at January 23, 2009.

•	4% of this amount is with reinsurers rated “A-” by A.M. Best at January 23, 2009.

•	8% of this amount is with reinsurers rated “B++” by A.M. Best at January 23, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	December 31, 2008	December 31, 2007

Statutory Capital and Surplus [1]	$5,060	$5,786
GAAP Adjustments

Investment in subsidiaries	2,960	230
Deferred policy acquisition costs	11,988	10,514
Deferred taxes	1,885	(1,155)
Benefit reserves	(6,663)	(4,240)
Unrealized losses on investments, net of impairments	(8,465)	(513)
Asset valuation reserve and interest maintenance reserve	177	626
Goodwill	376	662
Other, net	261	(469)

GAAP Stockholders’ Equity	$7,579	$11,441

Certain Reclassifications have been made to prior year financial information to conform to current year presentation.

[1]	Estimated United States statutory surplus at December 31, 2008.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
Revenues
Premiums and other considerations
Variable annuity fees	$554	$497	$495	$454	$335	(40%)	(26%)	$2,151	$1,781	(17%)
Mutual fund and other fees [2]	37	33	34	59	31	(16%)	(47%)	138	157	14%

Total fee income	591	530	529	513	366	(38%)	(29%)	2,289	1,938	(15%)

Direct premiums	22	24	24	29	22	—	(24%)	81	99	22%
Reinsurance premiums [2]	(36)	(30)	(31)	(18)	(24)	33%	(33%)	(143)	(103)	28%

Net premiums	(14)	(6)	(7)	11	(2)	86%	NM	(62)	(4)	94%

Total premiums and other considerations	577	524	522	524	364	(37%)	(31%)	2,227	1,934	(13%)
Net investment income
Net investment income on G/A assets	226	209	210	198	162	(28%)	(18%)	919	779	(15%)
Net investment income on assigned capital	12	19	20	22	31	158%	41%	47	92	96%
Charge for invested capital	(35)	(33)	(32)	(30)	(7)	80%	77%	(150)	(102)	32%

Total net investment income	203	195	198	190	186	(8%)	(2%)	816	769	(6%)
Net realized capital gains (losses) — core	3	3	1	—	(2)	NM	—	6	2	(67%)

Total core revenues	783	722	721	714	548	(30%)	(23%)	3,049	2,705	(11%)
Net realized losses and other, before tax and DAC, excluded from core revenues	(81)	(759)	(71)	(483)	(595)	NM	(23%)	(387)	(1,908)	NM

Total revenues	702	(37)	650	231	(47)	NM	NM	2,662	797	(70%)

Benefits and Expenses
Benefits and losses
Death benefits [2]	11	13	13	131	35	NM	(73%)	49	192	NM
Other contract benefits	17	18	18	24	27	59%	13%	65	87	34%
Change in reserve	12	14	13	14	11	(8%)	(21%)	45	52	16%
Sales inducements [2]	16	13	12	73	2	(88%)	(97%)	47	100	113%
Interest credited on G/A assets	155	150	148	159	162	5%	2%	614	619	1%

Total benefits and losses	211	208	204	401	237	12%	(41%)	820	1,050	28%

Other insurance expenses
Commissions & wholesaling expenses	282	253	242	214	175	(38%)	(18%)	1,198	884	(26%)
Operating expenses	61	52	62	56	56	(8%)	—	227	226	—
Premium taxes and other expenses	4	3	2	3	5	25%	67%	14	13	(7%)

Subtotal — expenses before deferral	347	308	306	273	236	(32%)	(14%)	1,439	1,123	(22%)
Deferred policy acquisition costs	(190)	(167)	(157)	(144)	(109)	43%	24%	(844)	(577)	32%

Total other insurance expense	157	141	149	129	127	(19%)	(2%)	595	546	(8%)
Amortization of deferred policy acquisition costs [2]	178	164	157	1,096	86	(52%)	(92%)	438	1,503	NM
Goodwill impairment [4]	—	—	—	—	422	—	—	—	422	—

Total benefits and expenses	546	513	510	1,626	872	60%	(46%)	1,853	3,521	90%
Core earnings (loss) before income taxes	237	209	211	(912)	(324)	NM	64%	1,196	(816)	NM
Income tax expense (benefit) [1] [2]	45	35	22	(360)	(126)	NM	65%	278	(429)	NM

Core earnings (loss) [2]	192	174	189	(552)	(198)	NM	64%	918	(387)	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [2] [3]	(13)	(264)	(33)	(282)	(470)	NM	(67%)	(171)	(1,049)	NM

Net income (loss) [2]	$179	$(90)	$156	$(834)	$(668)	NM	20%	$747	$(1,436)	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	58.5	56.3	64.7	(202.0)	(83.9)	NM	58%	72.4	(36.0)	NM
Net income (loss)	54.5	(29.1)	53.4	(305.1)	(283.1)	NM	7%	58.9	(133.5)	NM

[1]	The year ended December 31, 2007 includes an additional $12 tax charge related to DRD and the three months ended June 30, 2008 includes a tax benefit of $16 related to DRD and FTC.

[2]	The DAC unlock included in the year ended December 31, 2007 increased core earnings and net income by $198 and $181, respectively. The DAC unlock recorded in the three months ended September 30, 2008 decreased core earnings and net income by $721 and $731, respectively. The effect on each income statement line item is as follows:

	December 31, 2007	September 30, 2008

Mutual Fund and Other Fees	$(8)	$24
Reinsurance Premiums	—	5
Death Benefits	6	116
Sales Inducements	(14)	62
Amortization of deferred policy acquisition costs	(305)	959
Income tax expense (benefit)	107	(387)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(17)	(10)

[3]	Included in the three months ended December 31, 2007 are guaranteed minimum withdrawal benefit (“GMWB”) net realized gains (losses), net of tax and DAC, excluded from core earnings of $(13). Included in the three months ended March 31, June 30, September 30, and December 31, 2008 the amounts are $(251), $(7), ($45) and ($254), respectively.

[4]	As a result of the goodwill testing performed during the three months ended, December 31, 2008, Individual Annuity wrote-off goodwill of $274, after-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
Revenues
Premiums and other considerations
Variable annuity fees	$4	$4	$4	$3	$2	(50%)	(33%)	$15	$13	(13%)
Mutual fund and other fees	223	213	224	208	158	(29%)	(24%)	813	803	(1%)

Total fee income	227	217	228	211	160	(30%)	(24%)	828	816	(1%)

Net investment loss
Net investment loss on G/A assets	—	(1)	(3)	(3)	(4)	—	(33%)	(3)	(11)	NM
Net investment loss on assigned capital	(4)	(3)	(3)	(3)	(2)	50%	33%	(12)	(11)	8%

Total net investment loss	(4)	(4)	(6)	(6)	(6)	(50%)	—	(15)	(22)	(47%)
Total core revenues	223	213	222	205	154	(31%)	(25%)	813	794	(2%)
Net realized losses, before tax and DAC, excluded from core revenues	—	—	—	(1)	—	—	100%	—	(1)	—

Total revenues	223	213	222	204	154	(31%)	(25%)	813	793	(2%)

Benefits and Expenses
Other insurance expenses
Commissions & wholesaling expenses	156	149	158	143	103	(34%)	(28%)	578	553	(4%)
Operating expenses	41	40	40	34	30	(27%)	(12%)	137	144	5%
Premium taxes and other expenses	3	4	3	5	6	100%	20%	12	18	50%

Subtotal — expenses before deferral	200	193	201	182	139	(31%)	(24%)	727	715	(2%)
Deferred policy acquisition costs	(25)	(22)	(23)	(17)	(12)	52%	29%	(101)	(74)	27%

Total other insurance expense	175	171	178	165	127	(27%)	(23%)	626	641	2%
Amortization of deferred policy acquisition costs [1]	23	22	22	22	30	30%	36%	88	96	9%

Total benefits and expenses	198	193	200	187	157	(21%)	(16%)	714	737	3%

Core earnings (loss) before income taxes	25	20	22	18	(3)	NM	NM	99	57	(42%)

Income tax expense (benefit) [1]	8	7	8	5	(1)	NM	NM	34	19	(44%)

Core earnings (loss) [1]	17	13	14	13	(2)	NM	NM	65	38	(42%)
Net realized losses, net of tax and DAC, excluded from core earnings	—	—	—	(1)	—	—	100%	—	(1)	—

Net income (loss) [1]	$17	$13	$14	$12	$(2)	NM	NM	$65	$37	(43%)

RETURN ON ASSETS (After-tax bps)
Core earnings	13.4	10.6	11.5	11.1	(2.1)	NM	NM	14.2	9.0	(37%)
Net income	13.4	10.6	11.5	10.3	(2.1)	NM	NM	14.2	8.8	(38%)

[1]	The DAC unlock included in the year ended December 31, 2007 increased amortization of deferred policy acquisition costs by $1, after-tax. The DAC unlock recorded in the three months ended September 30, 2008 increased amortization of deferred policy acquisition costs by $1, after-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
Individual Annuity
Broker-dealer	$2,106	$1,677	$1,574	$1,502	$1,266	(40%)	(16%)	$8,775	$6,019	(31%)
Banks	1,148	938	982	832	742	(35%)	(11%)	5,549	3,494	(37%)

Total deposits by distribution	3,254	2,615	2,556	2,334	2,008	(38%)	(14%)	14,324	9,513	(34%)

Variable	3,126	2,546	2,233	1,948	1,160	(63%)	(40%)	13,197	7,887	(40%)
Fixed MVA/other	128	69	323	386	848	NM	120%	1,127	1,626	44%

Total deposits by product	3,254	2,615	2,556	2,334	2,008	(38%)	(14%)	14,324	9,513	(34%)

Retail Mutual Funds	3,549	3,966	3,967	3,614	2,565	(28%)	(29%)	14,356	14,112	(2%)

529 College Savings Plan/Specialty Products/Other	180	183	153	141	80	(56%)	(43%)	721	557	(23%)

Total Retail Products Group	$6,983	$6,764	$6,676	$6,089	$4,653	(33%)	(24%)	$29,401	$24,182	(18%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2007	2008	2008	2008	2008	Change	Change
INDIVIDUAL ANNUITY
General account	$15,100	$15,126	$15,275	$15,650	$16,051	6%	3%
Non-guaranteed separate account	114,214	102,924	100,436	87,287	69,805	(39%)	(20%)

Total Individual Annuity	$129,314	$118,050	$115,711	$102,937	$85,856	(34%)	(17%)

BY PRODUCT
Individual Annuity
Individual Variable Annuities
General account	$4,995	$5,126	$5,039	$5,081	$4,866	(3%)	(4%)
Non-guaranteed separate account	114,076	102,794	100,306	87,169	69,712	(39%)	(20%)

Total individual variable annuities	119,071	107,920	105,345	92,250	74,578	(37%)	(19%)

Fixed MVA & other individual annuities	10,243	10,130	10,366	10,687	11,278	10%	6%

Total Individual Annuity	129,314	118,050	115,711	102,937	85,856	(34%)	(17%)

Specialty Products/Other — Segregated Assets	677	604	578	500	398	(41%)	(20%)

Mutual Fund Assets
Retail mutual fund assets	48,383	44,617	47,239	40,903	31,032	(36%)	(24%)
Specialty Product/Other mutual fund assets	937	1,022	1,126	1,071	826	(12%)	(23%)
529 College Savings Plan assets	1,176	1,121	1,150	1,013	852	(28%)	(16%)

Total Mutual Fund Assets	50,496	46,760	49,515	42,987	32,710	(35%)	(24%)

Total Retail Products Group Assets Under Management	$180,487	$165,414	$165,804	$146,424	$118,964	(34%)	(19%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — INDIVIDUAL ANNUITY — ACCOUNT VALUE ROLLFORWARD [1]

		THREE MONTHS ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2007	2008	2008	2008	2008

VARIABLE ANNUITIES	Beginning balance	$123,051	$119,071	$107,920	$105,345	$92,250

	Deposits	3,126	2,546	2,233	1,948	1,160
	Surrenders	(3,810)	(3,338)	(3,331)	(3,058)	(2,671)
	Death benefits/annuity payouts	(418)	(445)	(460)	(404)	(342)
	Transfers [2]	4	(2)	(20)	(26)	(25)

	Net Flows	(1,098)	(1,239)	(1,578)	(1,540)	(1,878)
	Change in market value/change in reserve/interest credited	(2,882)	(9,911)	(1,016)	(11,544)	(15,778)
	Other [3]	—	(1)	19	(11)	(16)

	Ending balance	$119,071	$107,920	$105,345	$92,250	$74,578

FIXED MVA AND OTHER	Beginning balance	$10,263	$10,243	$10,130	$10,366	$10,687

	Deposits	128	69	323	386	848
	Surrenders	(201)	(219)	(175)	(131)	(308)
	Death benefits/annuity payouts	(106)	(118)	(102)	(101)	(112)
	Transfers [2]	42	49	71	57	55

	Net Flows	(137)	(219)	117	211	483
	Change in market value/change in reserve/interest credited	117	106	119	110	108

	Ending balance	$10,243	$10,130	$10,366	$10,687	$11,278

TOTAL INDIVIDUAL ANNUITY	Beginning balance	$133,314	$129,314	$118,050	$115,711	$102,937

	Deposits	3,254	2,615	2,556	2,334	2,008
	Surrenders	(4,011)	(3,557)	(3,506)	(3,189)	(2,979)
	Death benefits/annuity payouts	(524)	(563)	(562)	(505)	(454)
	Transfers [2]	46	47	51	31	30

	Net Flows	(1,235)	(1,458)	(1,461)	(1,329)	(1,395)
	Change in market value/change in reserve/interest credited	(2,765)	(9,805)	(897)	(11,434)	(15,670)
	Other [3]	—	(1)	19	(11)	(16)

	Ending balance	$129,314	$118,050	$115,711	$102,937	$85,856

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees. The three months ended June 30, 2008 also includes the crediting of policyholder account balances associated with the settlement of the New York Attorney General’s investigation related to market timing.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ASSET ROLLFORWARD

	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2007	2008	2008	2008	2008

RETAIL MUTUAL FUNDS

Beginning balance	$47,785	$48,383	$44,617	$47,239	$40,903

Deposits	3,549	3,966	3,967	3,614	2,565
Redemptions	(2,289)	(2,845)	(2,066)	(2,798)	(3,563)

Net Sales	1,260	1,121	1,901	816	(998)
Change in market value	(626)	(4,854)	761	(7,117)	(8,852)
Other [1]	(36)	(33)	(40)	(35)	(21)

Ending balance	$48,383	$44,617	$47,239	$40,903	$31,032

[1]	Includes front end loads on A share products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
						Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
Revenues
Premiums and other considerations
Variable life fees	$20	$18	$19	$16	$12	(40%)	(25%)	$75	$65	(13%)
Cost of insurance charges	137	140	143	145	150	9%	3%	533	578	8%
Other fees [1]	75	63	75	59	59	(21%)	—	262	256	(2%)

Total fee income	232	221	237	220	221	(5%)	—	870	899	3%

Direct premiums	30	28	30	31	32	7%	3%	111	121	9%
Reinsurance premiums	(50)	(46)	(49)	(46)	(51)	(2%)	(11%)	(173)	(192)	(11%)

Net premiums	(20)	(18)	(19)	(15)	(19)	5%	(27%)	(62)	(71)	(15%)

Total premiums and other considerations	212	203	218	205	202	(5%)	(1%)	808	828	2%

Net investment income
Net investment income on G/A assets	94	92	95	87	77	(18%)	(11%)	366	351	(4%)
Net investment income on assigned capital	3	4	4	5	3	—	(40%)	12	16	33%
Charge for invested capital	(5)	(8)	(7)	(8)	(6)	(20%)	25%	(19)	(29)	(53%)

Total net investment income	92	88	92	84	74	(20%)	(12%)	359	338	(6%)

Net realized capital losses — core	—	—	—	(1)	(1)	—	—	(1)	(2)	(100%)

Total core revenues	304	291	310	288	275	(10%)	(5%)	1,166	1,164	—
Net realized losses and other, before tax and DAC, excluded from core revenues	(18)	(35)	(25)	(169)	(21)	(17%)	88%	(27)	(250)	NM

Total revenues	286	256	285	119	254	(11%)	113%	1,139	914	(20%)

Benefits and Expenses
Benefits and losses
Death benefits	76	91	88	86	94	24%	9%	298	359	20%
Other contract benefits	6	5	5	5	5	(17%)	—	24	20	(17%)
Change in reserve [1] [2]	1	(4)	(3)	4	(3)	NM	NM	(11)	(6)	45%
Interest credited on G/A assets	64	62	63	64	65	2%	2%	251	254	1%

Total benefits and losses	147	154	153	159	161	10%	1%	562	627	12%

Other insurance expenses
Commissions & wholesaling expenses	69	59	57	60	67	(3%)	12%	245	243	(1%)
Operating expenses	71	64	70	66	69	(3%)	5%	263	269	2%
Dividends to policyholders	1	1	1	—	—	(100%)	—	3	2	(33%)
Premium taxes and other expenses	16	11	12	14	13	(19%)	(7%)	49	50	2%

Subtotal — expenses before deferral	157	135	140	140	149	(5%)	6%	560	564	1%
Deferred policy acquisition costs	(105)	(88)	(89)	(91)	(94)	10%	(3%)	(367)	(362)	1%

Total other insurance expense	52	47	51	49	55	6%	12%	193	202	5%
Amortization of deferred policy acquisition costs and present value of future profits [1]	48	32	44	74	21	(56%)	(72%)	127	171	35%

Total benefits and expenses	247	233	248	282	237	(4%)	(16%)	882	1,000	13%
Core earnings before income taxes	57	58	62	6	38	(33%)	NM	284	164	(42%)
Income tax expense (benefit) [1]	17	17	19	(2)	12	(29%)	NM	88	46	(48%)

Core earnings [1] [2]	40	41	43	8	26	(35%)	NM	196	118	(40%)
Net realized losses and other, net of tax and DAC, excluded from core earnings	(9)	(21)	(13)	(110)	(17)	(89%)	85%	(14)	(161)	NM

Net income (loss) [1] [2]	$31	$20	$30	$(102)	$9	(71%)	NM	$182	$(43)	NM

Earnings Margin (After-tax)
Core earnings	13.2%	14.1%	13.9%	2.8%	9.5%	(3.7)	6.7	16.8%	10.1%	(6.7)
Net income	10.8%	7.8%	10.5%	(85.7%)	3.5%	(7.3)	89.2	16.0%	(4.7%)	(20.7)

[1]	The DAC unlock included in the year ended December 31, 2007 increased both core earnings and net income by $16. The DAC unlock recorded in the three months ended September 30, 2008 decreased core earnings and net income by $37 and $44, respectively. The effect on each income statement line item is as follows:

	December 31, 2007	September 30, 2008
Other Fees	$(13)	$(26)
Change in Reserves	—	5
Amortization of deferred policy acquisition costs	(37)	26
Income tax expense (benefit)	8	(20)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	—	(7)

[2]	The three months ended December 31, 2007 includes an additional SOP 03-1 reserve of $5, after the effects of DAC amortization and taxes, related to the implementation of the Company’s AG38 capital solution.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
SALES BY DISTRIBUTION
Wirehouse	$30	$24	$25	$24	$22	(27%)	(8%)	$103	$95	(8%)
Banks	13	9	9	9	8	(38%)	(11%)	44	35	(20%)
Independent	41	29	32	31	36	(12%)	16%	124	128	3%
Other	5	3	4	5	4	(20%)	(20%)	15	16	7%

Total sales by distribution	$89	$65	$70	$69	$70	(21%)	1%	$286	$274	(4%)

SALES BY PRODUCT
Variable Life	38	28	23	22	18	(53%)	(18%)	$130	$91	(30%)
Universal life/whole life	46	32	40	41	45	(2%)	10%	136	158	16%
Term life/other	5	5	7	6	7	40%	17%	20	25	25%

Total sales by product	$89	$65	$70	$69	$70	(21%)	1%	$286	$274	(4%)

ACCOUNT VALUE
General account	$5,591	$5,688	$5,768	$5,863	$5,926	6%	1%
Separate account	6,758	6,091	6,090	5,308	4,256	(37%)	(20%)

Total account value	$12,349	$11,779	$11,858	$11,171	$10,182	(18%)	(9%)

ACCOUNT VALUE BY PRODUCT
Variable life	$7,284	$6,620	$6,625	$5,848	$4,802	(34%)	(18%)
Universal life/interest sensitive whole life	4,388	4,485	4,569	4,663	4,727	8%	1%
Modified guaranteed life	555	551	542	537	529	(5%)	(1%)
Other	122	123	122	123	124	2%	1%

Total account value by product	$12,349	$11,779	$11,858	$11,171	$10,182	(18%)	(9%)

LIFE INSURANCE IN-FORCE
Variable life	$77,566	$78,145	$78,557	$78,809	$78,853	2%	—
Universal life/interest sensitive whole life	48,636	49,415	50,298	51,355	52,356	8%	2%
Term life	52,298	54,369	57,371	60,261	63,334	21%	5%
Modified guaranteed life	671	662	648	637	624	(7%)	(2%)
Other	312	307	299	299	297	(5%)	(1%)

Total life insurance in-force	$179,483	$182,898	$187,173	$191,361	$195,464	9%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2007	2008	2008	2008	2008

VARIABLE LIFE	Beginning balance	$7,402	$7,284	$6,620	$6,625	$5,848

	First year & single premiums	93	74	74	63	63
	Renewal premiums	155	142	140	139	149

	Premiums and deposits	248	216	214	202	212
	Surrenders	(91)	(90)	(99)	(76)	(79)
	Death benefits	(13)	(16)	(20)	(20)	(13)

	Net Flows	144	110	95	106	120
	Policy fees	(130)	(131)	(123)	(128)	(137)
	Change in market value/interest credited	(132)	(643)	33	(755)	(1,029)

	Ending balance	$7,284	$6,620	$6,625	$5,848	$4,802

OTHER [1]	Beginning balance	$4,968	$5,065	$5,159	$5,233	$5,323

	First year & single premiums	111	117	108	125	145
	Renewal premiums	126	121	120	123	136

	Premiums and deposits	237	238	228	248	281
	Surrenders	(43)	(46)	(54)	(53)	(76)
	Death benefits	(25)	(21)	(24)	(22)	(55)

	Net Flows	169	171	150	173	150
	Policy fees	(129)	(132)	(133)	(139)	(152)
	Change in market value/interest credited	57	55	57	56	59

	Ending balance	$5,065	$5,159	$5,233	$5,323	$5,380

TOTAL INDIVIDUAL LIFE	Beginning balance	$12,370	$12,349	$11,779	$11,858	$11,171

	First year & single premiums	204	191	182	188	208
	Renewal premiums	281	263	260	262	285

	Premiums and deposits	485	454	442	450	493
	Surrenders	(134)	(136)	(153)	(129)	(155)
	Death benefits	(38)	(37)	(44)	(42)	(68)

	Net Flows	313	281	245	279	270
	Policy fees	(259)	(263)	(256)	(267)	(289)
	Change in market value/interest credited	(75)	(588)	90	(699)	(970)

	Ending balance	$12,349	$11,779	$11,858	$11,171	$10,182

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS [1]
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
Revenues
Premiums and other considerations
Variable annuity and life fees	$59	$56	$57	$55	$41	(31%)	(25%)	$223	$209	(6%)
Mutual fund and other fees	4	12	40	39	34	NM	(13%)	15	125	NM

Total fee income	63	68	97	94	75	19%	(20%)	238	334	40%

Direct premiums	1	1	1	1	1	—	—	4	4	—

Total premiums and other considerations	64	69	98	95	76	19%	(20%)	242	338	40%

Net investment income
Net investment income on G/A assets	85	85	88	83	72	(15%)	(13%)	343	328	(4%)
Net investment income on assigned capital	3	4	4	4	3	—	(25%)	13	15	15%
Charge for invested capital	—	—	(1)	—	—	—	—	(1)	(1)	—

Total net investment income	88	89	91	87	75	(15%)	(14%)	355	342	(4%)
Net realized losses — core	—	(1)	(1)	—	(2)	—	—	—	(4)	—

Total core revenues	152	157	188	182	149	(2%)	(18%)	597	676	13%
Net realized losses, before tax and DAC, excluded from core revenues	(22)	(35)	(18)	(181)	(34)	(55%)	81%	(41)	(268)	NM

Total revenues	130	122	170	1	115	(12%)	NM	556	408	(27%)

Benefits and Expenses
Benefits and losses
Death benefits [2]	—	—	—	1	—	—	(100%)	(1)	1	NM
Other contract benefits	12	11	12	11	11	(8%)	—	48	45	(6%)
Change in reserve	(6)	(5)	(5)	(6)	(5)	17%	17%	(23)	(21)	9%
Sales inducements [2]	1	—	—	2	(1)	NM	NM	1	1	—
Interest credited on G/A assets	56	59	59	62	66	18%	6%	224	246	10%

Total benefits and losses	63	65	66	70	71	13%	1%	249	272	9%

Other insurance expenses
Commissions & wholesaling expenses	24	30	36	34	31	29%	(9%)	95	131	38%
Operating expenses	61	68	88	89	82	34%	(8%)	214	327	53%
Premium taxes and other expenses	(1)	1	6	7	5	NM	(29%)	—	19	—

Subtotal — expenses before deferral	84	99	130	130	118	40%	(9%)	309	477	54%
Deferred policy acquisition costs	(39)	(38)	(38)	(35)	(31)	21%	11%	(139)	(142)	(2%)

Total other insurance expense	45	61	92	95	87	93%	(8%)	170	335	97%
Amortization of deferred policy acquisition costs [2]	12	9	7	83	1	(92%)	(99%)	55	100	82%

Total benefits and expenses	120	135	165	248	159	33%	(36%)	474	707	49%

Core earnings (loss) before income taxes	32	22	23	(66)	(10)	NM	85%	123	(31)	NM
Income tax expense (benefit) [2] [3]	10	5	(10)	(30)	(7)	NM	77%	34	(42)	NM

Core earnings (loss) [2]	22	17	33	(36)	(3)	NM	92%	89	11	(88%)

Net realized losses, net of tax and DAC, excluded from core earnings [2]	(15)	(22)	(2)	(124)	(20)	(33%)	84%	(28)	(168)	NM

Net income (loss) [2]	$7	$(5)	$31	$(160)	$(23)	NM	86%	$61	$(157)	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	30.8	18.1	28.3	(31.9)	(3.0)	NM	91%	33.4	3.4	(90%)
Net income (loss)	9.8	(5.3)	26.6	(141.9)	(22.9)	NM	84%	22.9	(47.9)	NM

[1]	Reflects the acquisition of Sun Life Retirement Services, Inc. and Princeton Retirement Group on February 29 and March 28, 2008, respectively.

[2]	The DAC unlock included in the year ended December 31, 2007 decreased both core earnings and net income by $9. The DAC unlock recorded in the three months ended September 30, 2008 decreased core earnings and net income by $48 and $49, respectively. The effect on each income statement line item is as follows:

	December 31, 2007	September 30, 2008
Death Benefits	$—	$1
Sales Inducements	$—	$1
Amortization of deferred policy acquisition costs	14	75
Income tax expense (benefit)	(5)	(29)
Net realized gains (losses), net of tax and DAC, excluded from core earnings	—	(1)

[3]	The three months ended June 30, 2008 includes a tax benefit related to DRD of $15.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change

401(k)
Annuity — plan/participant rollovers	$460	$739	$506	$487	$418	(9%)	(14%)	$2,134	$2,150	1%
Annuity — ongoing contributions	511	643	569	579	555	9%	(4%)	2,065	2,346	14%

Total 401(k) Annuity	971	1,382	1,075	1,066	973	—	(9%)	4,199	4,496	7%
Mutual funds [1]	108	441	836	862	687	NM	(20%)	418	2,826	NM

Total 401(k)	1,079	1,823	1,911	1,928	1,660	54%	(14%)	4,617	7,322	59%

403(b)/457
Annuity — plan/participant rollovers	102	143	57	79	38	(63%)	(52%)	342	317	(7%)
Annuity — ongoing contributions	235	257	339	314	285	21%	(9%)	940	1,195	27%

Total 403(b)/457 Annuity	337	400	396	393	323	(4%)	(18%)	1,282	1,512	18%
Mutual funds	7	26	43	13	13	86%	—	19	95	NM

Total 403(b)/457	344	426	439	406	336	(2%)	(17%)	1,301	1,607	24%

Total Retirement
401(k) Annuity	971	1,382	1,075	1,066	973	—	(9%)	4,199	4,496	7%
403(b)/457 Annuity	337	400	396	393	323	(4%)	(18%)	1,282	1,512	18%

Total Retirememt Plans Annuity deposits	1,308	1,782	1,471	1,459	1,296	(1%)	(11%)	5,481	6,008	10%
Mutual funds [1]	115	467	879	875	700	NM	(20%)	437	2,921	NM

Total Retirement Plans Deposits	1,423	2,249	2,350	2,334	1,996	40%	(14%)	5,918	8,929	51%

[1]	Reflects the acquisition of Sun Life Retirement Services, Inc. and Princeton Retirement Group on February 29 and March 28, 2008, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT AND ADMINISTRATION

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2007	2008	2008	2008	2008	Change	Change

401(k)
General account	$1,298	$1,354	$1,365	$1,446	$1,499	15%	4%
Non-guaranteed separate account	13,433	13,059	13,467	12,290	10,457	(22%)	(15%)

Total 401(k) — Annuity account value	$14,731	$14,413	$14,832	$13,736	$11,956	(19%)	(13%)
Mutual fund assets [1]	1,428	20,005	19,748	18,022	14,739	NM	(18%)

Total 401(k) Assets Under Management	$16,159	$34,418	$34,580	$31,758	$26,695	65%	(16%)

403(b)/457
General account	$4,627	$4,850	$5,022	$5,238	$5,292	14%	1%
Non-guaranteed separate account	7,736	7,076	7,175	6,194	4,950	(36%)	(20%)

Total 403(b)/457 - Annuity account value	$12,363	$11,926	$12,197	$11,432	$10,242	(17%)	(10%)
Mutual fund assets	26	66	106	104	99	NM	(5%)

Total 403(b)/457 Assets Under Management	$12,389	$11,992	$12,303	$11,536	$10,341	(17%)	(10%)

TOTAL RETIREMENT
General account	$5,925	$6,204	$6,387	$6,684	$6,791	15%	2%
Non-guaranteed separate account	21,169	20,135	20,642	18,484	15,407	(27%)	(17%)

Total Retirement Plans account value	$27,094	$26,339	$27,029	$25,168	$22,198	(18%)	(12%)
Mutual fund assets [1]	1,454	20,071	19,854	18,126	14,838	NM	(18%)

Total Retirement Plans Assets Under Management	$28,548	$46,410	$46,883	$43,294	$37,036	30%	(14%)

RECORDKEEPING ONLY BUSINESS
Assets Under Administration [2]	$—	$5,666	$6,282	$5,853	$5,122	—	(12%)
Number of Participants [3]	—	142,537	155,618	155,373	155,914	—	—

[1]	Prior to March 31, 2008, 401(k) mutual fund assets were predominantly comprised of The Hartford’s 401(k) plan. During the three months ended March 31, 2008, the Company acquired the rights to service $18.7 billion of mutual fund assets from Sun Life Retirement Services, Inc. and Princeton Retirement Group on February 29, and March 28, 2008, respectively.

[2]	Assets under administration are not included when calculating return on assets measures for the Retirement Plans segment and are not included in Retirement Plans Assets Under Management.

[3]	Earnings for assets under administration are predominantly driven by participant count. The participant count represents the actual number of participants.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1] [2]

		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2007	2008	2008	2008	2008
401(k) GROUP ANNUITY ACCOUNT VALUE [1]	Beginning balance	$14,685	$14,731	$14,413	$14,832	$13,736
	Deposits	971	1,382	1,075	1,066	973
	Surrenders	(673)	(617)	(591)	(610)	(625)
	Death benefits/annuity payouts	(8)	(9)	(11)	(10)	(9)

	Net Flows	290	756	473	446	339
	Change in market value/change in reserve/interest credited	(244)	(1,074)	(54)	(1,542)	(2,119)

	Ending balance	$14,731	$14,413	$14,832	$13,736	$11,956

403(b)/457 GROUP ANNUITY ACCOUNT VALUE [1]	Beginning balance	$12,486	$12,363	$11,926	$12,197	$11,432
	Deposits	337	400	396	393	323
	Surrenders	(393)	(244)	(245)	(240)	(330)
	Death benefits/annuity payouts	(12)	(12)	(13)	(12)	(12)

	Net Flows	(68)	144	138	141	(19)
	Change in market value/change in reserve/interest credited	(55)	(581)	133	(906)	(1,171)

	Ending balance	$12,363	$11,926	$12,197	$11,432	$10,242

MUTUAL FUND ASSETS [2] [3]	Beginning balance	$1,409	$1,454	$20,071	$19,854	$18,126
	Deposits	115	467	879	875	700
	Surrenders	(83)	(345)	(1,109)	(836)	(1,077)

	Net Flows	32	122	(230)	39	(377)
	Acquisitions [4]	—	18,725	—	—	—
	Change in market value/change in reserve/interest credited	13	(230)	13	(1,767)	(2,911)

	Ending balance	$1,454	$20,071	$19,854	$18,126	$14,838

TOTAL RETIREMENT	Beginning balance	$28,580	$28,548	$46,410	$46,883	$43,294
	Deposits	1,423	2,249	2,350	2,334	1,996
	Surrenders	(1,149)	(1,206)	(1,945)	(1,686)	(2,032)
	Death benefits/annuity payouts	(20)	(21)	(24)	(22)	(21)

	Net Flows	254	1,022	381	626	(57)
	Acquisitions [4]	—	18,725	—	—	—
	Change in market value/change in reserve/interest credited	(286)	(1,885)	92	(4,215)	(6,201)

	Ending balance	$28,548	$46,410	$46,883	$43,294	$37,036

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Excludes Assets Under Administration.

[3]	Mutual Fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

[4]	Reflects the acquisition of Sun Life Retirement Services, Inc. and Princeton Retirement Group on February 29 and March 28, 2008, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
						Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
Revenues
Premiums and other considerations
ASO fees	$9	$9	$9	$9	$9	—	—	$34	$36	6%
Other fees	1	(1)	1	—	(1)	NM	—	1	(1)	NM

Total fee income	10	8	10	9	8	(20%)	(11%)	35	35	—

										—
Direct premiums	1,015	1,031	1,060	1,061	1,055	4%	(1%)	4,068	4,207	3%
Reinsurance premiums	39	35	30	39	45	15%	15%	198	149	(25%)

Net premiums	1,054	1,066	1,090	1,100	1,100	4%	—	4,266	4,356	2%

Total premiums and other considerations	1,064	1,074	1,100	1,109	1,108	4%	—	4,301	4,391	2%

Net investment income
Net investment income on G/A assets	96	88	95	92	71	(26%)	(23%)	389	346	(11%)
Net investment income on assigned capital	19	18	18	19	18	(5%)	(5%)	76	73	(4%)

Total net investment income	115	106	113	111	89	(23%)	(20%)	465	419	(10%)
Net realized capital gains (losses) — core	4	—	—	(1)	—	(100%)	100%	7	(1)	NM

Total core revenues	1,183	1,180	1,213	1,219	1,197	1%	(2%)	4,773	4,809	1%
Net realized losses, before tax and DAC, excluded from core revenues	(20)	(36)	(37)	(440)	(26)	(30%)	94%	(37)	(539)	NM

Total revenues	1,163	1,144	1,176	779	1,171	1%	50%	4,736	4,270	(10%)

Benefits and Expenses
Benefits and losses
Death benefits	261	290	316	321	284	9%	(12%)	1,059	1,211	14%
Other contract benefits [1]	497	475	469	463	460	(7%)	(1%)	1,930	1,867	(3%)
Change in reserve [1]	(13)	23	26	(4)	21	NM	NM	120	66	(45%)

Total benefits and losses	745	788	811	780	765	3%	(2%)	3,109	3,144	1%

Other insurance expenses
Commissions & wholesaling expenses	144	148	128	144	146	1%	1%	582	566	(3%)
Operating expenses	150	135	145	134	145	(3%)	8%	549	559	2%
Premium taxes and other expenses	22	19	12	21	20	(9%)	(5%)	73	72	(1%)

Subtotal — expenses before deferral	316	302	285	299	311	(2%)	4%	1,204	1,197	(1%)
Deferred policy acquisition costs	(21)	(17)	(15)	(16)	(21)	—	(31%)	(73)	(69)	5%

Total other insurance expense	295	285	270	283	290	(2%)	2%	1,131	1,128	—
Amortization of deferred policy acquisition costs	14	13	14	15	15	7%	—	62	57	(8%)

Total benefits and expenses	1,054	1,086	1,095	1,078	1,070	2%	(1%)	4,302	4,329	1%
Core earnings before income taxes	129	94	118	141	127	(2%)	(10%)	471	480	2%
Income tax expense	37	24	33	41	37	—	(10%)	133	135	2%

Core earnings	92	70	85	100	90	(2%)	(10%)	338	345	2%
Net realized losses, net of tax and DAC, excluded from core earnings	(12)	(24)	(23)	(286)	(18)	(50%)	94%	(23)	(351)	NM

Net income (loss)	$80	$46	$62	$(186)	$72	(10%)	NM	$315	$(6)	NM

After-Tax Profit as % of Revenues
Core earnings	7.8%	5.9%	7.0%	8.2%	7.5%	(0.3)	(0.7)	7.1%	7.2%	0.1
Net income	6.9%	4.0%	5.3%	(23.9%)	6.1%	(0.8)	30.0	6.7%	(0.1%)	(6.8)

[1]	During the three months ended December 31, 2007, a reserve commutation of approximately $30 reduced change in reserve and correspondingly increased other contract benefits upon settlement.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

							Year Over
		THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
		2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
PREMIUMS	Fully Insured - Ongoing Premiums
	Group disability	$466	$480	$497	$490	$517	11%	6%	$1,858	$1,984	7%
	Group life	488	508	526	534	516	6%	(3%)	1,926	2,084	8%
	Other	99	78	67	75	67	(32%)	(11%)	455	287	(37%)

	Total fully insured - ongoing premiums	1,053	1,066	1,090	1,099	1,100	4%	—	4,239	4,355	3%

	Total buyouts [1]	1	—	—	1	—	(100%)	(100%)	27	1	(96%)

	Total premiums	1,054	1,066	1,090	1,100	1,100	4%	—	4,266	4,356	2%
	Group disability - premium equivalents [2]	78	85	85	85	83	6%	(2%)	332	338	2%

	Total premiums and premium equivalent	$1,132	$1,151	$1,175	$1,185	$1,183	5%	—	$4,598	$4,694	2%

SALES (GROSS ANNUALIZED NEW PREMIUMS)	Fully Insured — Ongoing Sales
	Group disability	$54	$190	$54	$66	$65	20%	(2%)	$325	$375	15%
	Group life	75	186	76	87	75	—	(14%)	364	424	16%
	Other	11	5	5	5	6	(45%)	20%	81	21	(74%)

	Total fully insured - ongoing sales	140	381	135	158	146	4%	(8%)	770	820	6%

	Total buyouts [1]	—	—	—	1	—	—	(100%)	26	1	(96%)

	Total sales	140	381	135	159	146	4%	(8%)	796	821	3%
	Group disability premium equivalents [2]	17	95	6	7	24	41%	NM	106	132	25%

	Total sales and premium equivalents	$157	$476	$141	$166	$170	8%	2%	$902	$953	6%

RATIOS [3]	Loss Ratio	70.0%	73.4%	73.7%	70.3%	69.0%	(1.0)	(1.3)	72.1%	71.6%	(0.5)
	Expense Ratio	29.1%	27.7%	25.8%	26.9%	27.5%	(1.6)	0.6	27.9%	27.0%	(0.9)

GAAP RESERVES [4]	Group disability	$4,616	$4,657	$4,699	$4,717	$4,727	2%	—
	Group life	1,315	1,320	1,331	1,319	1,333	1%	1%
	Other	176	146	112	98	100	(43%)	2%

	Total GAAP reserves	$6,107	$6,123	$6,142	$6,134	$6,160	1%	—

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	Reserve balances for the three months ended December 31, 2007, March 31, June 30 and September 30, and December 31, 2008 are net of reinsurance recoverables of $261, $252, $ 241, $243 and $231, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL
HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Months	3 Months	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
CORE EARNINGS
Japan operations	$68	$70	$64	$(59)	$(111)	NM	(88%)	$281	$(36)	NM
Other international operations	(7)	(3)	—	(16)	1	—	NM	(27)	(18)	33%

Core earnings (loss)	$61	$67	$64	$(75)	$(110)	NM	(47%)	$254	$(54)	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(23)	(59)	8	(32)	(188)	NM	NM	(31)	(271)	NM

Net income (loss)	$38	$8	$72	$(107)	$(298)	NM	(179%)	$223	$(325)	NM

JAPAN DEPOSITS — Dollars
Individual Annuity
Variable	$1,086	$944	$863	$868	$291	(73%)	(66%)	$6,321	$2,966	(53%)
Fixed MVA and other	20	172	149	231	43	115%	(81%)	84	595	NM

Total deposits by product	$1,106	$1,116	$1,012	$1,099	$334	(70%)	(70%)	$6,405	$3,561	(44%)

JAPAN DEPOSITS — Yen
Individual Annuity
Variable	¥122,808	¥99,140	¥90,334	¥93,342	¥28,200	(77%)	(70%)	¥746,707	¥311,016	(58%)
Fixed MVA and other	2,293	17,558	15,609	24,985	4,016	75%	(84%)	9,869	62,168	NM

Total deposits by product	¥125,101	¥116,698	¥105,943	¥118,327	¥32,216	(74%)	(73%)	¥756,576	¥373,184	(51%)

JAPAN NET FLOWS — Dollars
Individual Annuity
Variable	$646	$520	$469	$383	$(3,087)	NM	NM	$4,498	$(1,715)	NM
Fixed MVA and other	5	143	128	196	1,962	NM	NM	27	2,429	NM

Total net flows by product	$651	$663	$597	$579	$(1,125)	NM	NM	$4,525	$714	(84%)

JAPAN NET FLOWS — Yen
Individual Annuity
Variable	¥73,035	¥54,447	¥49,111	¥41,213	¥(309,214)	NM	NM	¥531,470	¥(164,443)	NM
Fixed MVA and other	636	14,580	13,396	21,193	177,526	NM	NM	3,168	226,695	NM

Total net flows by product	¥73,671	¥69,027	¥62,507	¥62,406	¥(131,688)	NM	NM	¥534,638	¥62,252	(88%)

JAPAN AUM — Dollars
Individual Annuity
Variable	$35,793	$36,777	$35,910	$32,706	$29,726	(17%)	(9%)
Fixed MVA and other	1,844	2,198	2,212	2,416	4,769	159%	97%

Total AUM by product	$37,637	$38,975	$38,122	$35,122	$34,495	(8%)	(2%)

JAPAN AUM — Yen
Individual Annuity
Variable	¥3,998,563	¥3,660,549	¥3,806,639	¥3,472,208	¥2,694,696	(33%)	(22%)
Fixed MVA and other	206,028	218,854	234,442	256,542	432,267	110%	68%

Total AUM by product	¥4,204,591	¥3,879,403	¥4,041,081	¥3,728,750	¥3,126,963	(26%)	(16%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
Revenues
Premiums and other considerations
Variable annuity fees	$209	$209	$214	$205	$170	(19%)	(17%)	$765	$798	4%
Other fees	15	18	16	10	25	67%	150%	60	69	15%

Total fee income	224	227	230	215	195	(13%)	(9%)	825	867	5%

Reinsurance premiums	(3)	(2)	(3)	(2)	(2)	33%	—	(11)	(9)	18%

Total premiums and other considerations	221	225	227	213	193	(13%)	(9%)	814	858	5%

Net investment income
Net investment income on G/A assets	29	25	24	27	30	3%	11%	117	106	(9%)
Net investment income on assigned capital	1	1	1	2	21	NM	NM	3	25	NM

Total net investment income	30	26	25	29	51	70%	76%	120	131	9%
Net realized capital losses — core	(16)	(7)	(11)	(8)	(2)	88%	75%	(68)	(28)	59%

Total core revenues	235	244	241	234	242	3%	3%	866	961	11%
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(33)	(108)	3	(43)	(218)	NM	NM	(43)	(366)	NM

Total revenues	202	136	244	191	24	(88%)	(87%)	823	595	(28%)

Benefits and Expenses
Benefits and losses
Death and other benefits [1]	6	8	6	146	70	NM	(52%)	4	230	NM
Sales inducements	—	—	—	1	—	—	(100%)	1	1	—
Interest credited on G/A assets	7	8	8	9	11	57%	22%	25	36	44%

Total benefits and losses	13	16	14	156	81	NM	(48%)	30	267	NM
Other insurance expenses
Commissions & wholesaling expenses	78	73	70	73	32	(59%)	(56%)	423	248	(41%)
Operating expenses	50	40	46	43	49	(2%)	14%	167	178	7%
Premium taxes and other expenses	7	9	5	11	7	—	(36%)	31	32	3%

Subtotal — expenses before deferral	135	122	121	127	88	(35%)	(31%)	621	458	(26%)
Deferred policy acquisition costs	(80)	(69)	(63)	(67)	(22)	73%	67%	(429)	(221)	48%

Total other insurance expense	55	53	58	60	66	20%	10%	192	237	23%
Amortization of deferred policy acquisition costs [1]	62	68	70	109	265	NM	143%	211	512	143%

Total benefits and expenses	130	137	142	325	412	NM	27%	433	1,016	135%
Core earnings (loss) before income taxes	105	107	99	(91)	(170)	NM	(87%)	433	(55)	NM
Income tax expense (benefit) [1]	37	37	35	(32)	(59)	NM	(84%)	152	(19)	NM

Core earnings (loss) [1] [2]	68	70	64	(59)	(111)	NM	(88%)	281	(36)	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(20)	(56)	5	(22)	(154)	NM	NM	(28)	(227)	NM

Net Income (loss) [1]	$48	$14	$69	$(81)	$(265)	NM	NM	$253	$(263)	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	73.2	73.1	66.4	(64.4)	(127.6)	NM	(98%)	81.5	(10.0)	NM
Net income	51.7	14.6	71.6	(88.5)	(304.5)	NM	1%	73.4	(72.9)	NM

[1]	The DAC unlock included in the year ended December 31, 2007 increased both core earnings and net income by $22. The DAC unlock recorded in the three months ended September 30, 2008 decreased core earnings and net income by $123 and $115, respectively. The effect on each income statement line item is as follows:

	December 31, 2007	September 30, 2008
Other Fees	$—	$(7)
Death and other benefits	(9)	139
Sales Inducements	—	1
Amortization of deferred policy acquisition costs	(25)	42
Income tax expense (benefit)	12	(66)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	—	8

[2]	Includes the after-tax charge of ($152) recorded in the three months ended December 31, 2008 for the effect of the triggering of the guaranteed minimum income benefit for the 3 Win product on amortization of deferred policy acquisition costs and present value of future profits and death benefits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD — Dollars

		THREE MONTHS ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2007	2008	2008	2008	2008

VARIABLE ANNUITIES	Beginning balance	$34,888	$35,793	$36,777	$35,910	$32,706

	Deposits/Premiums/other	1,086	944	863	868	291
	Surrenders	(321)	(298)	(272)	(370)	(297)
	Death benefits/annuitizations/other [1]	(119)	(126)	(122)	(115)	(910)
	Transfers — 3 Win [1]	—	—	—	—	(2,171)

	Net Flows	646	520	469	383	(3,087)
	Change in market value/currency/change in reserve/interest credited	(801)	(3,722)	976	(3,508)	(4,662)
	Effect of currency translation	1,060	4,186	(2,312)	(79)	4,769

	Ending balance	$35,793	$36,777	$35,910	$32,706	$29,726

FIXED MVA AND OTHER	Beginning balance	$1,785	$1,844	$2,198	$2,212	$2,416

	Deposits/Premiums/other	20	172	149	231	43
	Surrenders	(8)	(12)	(7)	(17)	(62)
	Death benefits/annuitizations/other [1]	(7)	(17)	(14)	(18)	(190)
	Transfers — 3 Win [1]	—	—	—	—	2,171

	Net Flows	5	143	128	196	1,962
	Change in market value/currency/change in reserve/interest credited	1	(17)	21	9	(18)
	Effect of currency translation	53	228	(135)	(1)	409

	Ending balance	$1,844	$2,198	$2,212	$2,416	$4,769

TOTAL JAPAN	Beginning balance	$36,673	$37,637	$38,975	$38,122	$35,122

	Deposits/Premiums/other	1,106	1,116	1,012	1,099	334
	Surrenders	(329)	(310)	(279)	(387)	(359)
	Death benefits/annuitizations/other [1]	(126)	(143)	(136)	(133)	(1,100)
	Transfers — 3 Win [1]	—	—	—	—	—

	Net Flows	651	663	597	579	(1,125)
	Change in market value/change in reserve/interest credited	(800)	(3,739)	997	(3,499)	(4,680)
	Effect of currency translation	1,113	4,414	(2,447)	(80)	5,178

	Ending balance	$37,637	$38,975	$38,122	$35,122	$34,495

[1]	The three months ended, December 31, 2008, includes the effect of the triggering of the guaranteed minimum income benefit (“GMIB”) for the 3 Win product. This GMIB required the policyholder to elect one of two options; either (1) receive 80% of their initial deposit without surrender penalty or (2) receive 100% of the initial deposit via a 15 year pay out annuity. For those policyholders that elected option (1), $(809) is included in variable annuity — death benefits/annuitizations/other. For those policyholders that elected option (2) a reserve of $2,171 was established which is reflected as a transfer out of variable annuity account value and a transfer into the fixed MVA and other account value. Additionally the current period annuity payments were of $(181) and related interest credited of $11 associated with option (2) are included in the fixed MVA and other — death benefits/annuitizations/other and change in market value/change in reserve/interest credited.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD — Yen

		THREE MONTHS ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2007	2008	2008	2008	2008

VARIABLE ANNUITIES	Beginning balance	¥4,012,693	¥3,998,563	¥3,660,549	¥3,806,639	¥3,472,208
	Deposits/Premiums/other	122,808	99,140	90,334	93,342	28,200
	Surrenders	(36,261)	(31,364)	(28,471)	(39,753)	(28,757)
	Death benefits/annuitizations/other [1]	(13,512)	(13,329)	(12,752)	(12,376)	(111,840)
	Transfers - 3 Win [1]	—	—	—	—	(196,817)

	Net Flows	73,035	54,447	49,111	41,213	(309,214)
	Change in market value/change in reserve/interest credited	(87,165)	(392,461)	96,979	(375,644)	(468,298)

	Ending balance	3,998,563	3,660,549	3,806,639	3,472,208	2,694,696

FIXED MVA AND OTHER	Beginning balance	205,275	206,028	218,854	234,442	256,542

	Deposits/Premiums/other	2,293	17,558	15,609	24,985	4,016
	Surrenders	(904)	(1,245)	(744)	(1,845)	(5,921)
	Death benefits/annuitizations/other [1]	(753)	(1,733)	(1,469)	(1,947)	(17,386)
	Transfers - 3 Win [1]	—	—	—	—	196,817

	Net Flows	636	14,580	13,396	21,193	177,526
	Change in market value/change in reserve/interest credited	767	790	884	1,011	725
	Effect of currency translation on USD Fixed Annuity products	(650)	(2,544)	1,308	(104)	(2,526)

	Ending balance	206,028	218,854	234,442	256,542	432,267

TOTAL JAPAN	Beginning balance	4,217,968	4,204,591	3,879,403	4,041,081	3,728,750

	Deposits/Premiums/other	125,101	116,698	105,943	118,327	32,216
	Surrenders	(37,165)	(32,609)	(29,215)	(41,598)	(34,678)
	Death benefits/annuitizations/other [1]	(14,265)	(15,062)	(14,221)	(14,323)	(129,226)
	Transfers - 3 Win [1]	—	—	—	—	—

	Net Flows	73,671	69,027	62,507	62,406	(131,688)
	Change in market value/change in reserve/interest credited	(86,398)	(391,671)	97,863	(374,633)	(467,573)
	Effect of currency translation on USD Fixed Annuity products	(650)	(2,544)	1,308	(104)	(2,526)

	Ending balance	¥$4,204,591	¥3,879,403	¥4,041,081	¥3,728,750	¥3,126,963

[1]	The three months ended, December 31, 2008, includes the effect of the triggering of the guaranteed minimum income benefit (“GMIB”) for the 3 Win product. This GMIB required the policyholder to elect one of two options; either (1) receive 80% of their initial deposit without surrender penalty or (2) receive 100% of the initial deposit via a 15 year pay out annuity. Included in variable annuity death benefits/annuitizations/other is ¥(102,143) for those policyholders that elected option (1). For those policyholders that elected option (2) a reserve of ¥(196,817) was established which is reflected as a transfer out of variable annuity account value and a transfer into the fixed MVA and other account value. Additionally the current period annuity payments and related interest credited associated with option (2) are included in the fixed MVA and other — death benefits/annuitizations/other and change in market value/change in reserve/interest credited, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
Revenues
Premiums and other considerations
Variable annuity fees	$21	$19	$20	$18	$13	(38%)	(28%)	$73	$70	(4%)
Cost of insurance charges	10	17	16	13	16	60%	23%	62	62	—
Mutual fund and other fees	9	5	2	9	4	(56%)	(56%)	116	20	(83%)

Total fee income	40	41	38	40	33	(18%)	(18%)	251	152	(39%)
Direct premiums	217	188	242	241	218	—	(10%)	987	889	(10%)

Total premiums and other considerations	257	229	280	281	251	(2%)	(11%)	1,238	1,041	(16%)

Net investment income
Net investment income on G/A assets	312	284	269	231	180	(42%)	(22%)	1,206	964	(20%)
Net investment income on assigned capital	9	9	9	8	9	—	13%	34	35	3%
Charge for invested capital	1	1	1	1	2	100%	100%	1	5	NM

Total net investment income	322	294	279	240	191	(41%)	(20%)	1,241	1,004	(19%)
Net realized capital gains (losses) — core	1	—	—	1	(1)	NM	NM	2	—	(100%)

Total core revenues	580	523	559	522	441	(24%)	(16%)	2,481	2,045	(18%)

Net realized gains (losses), before tax and DAC, excluded from core revenues	(120)	(219)	(87)	(606)	123	NM	NM	(190)	(789)	NM

Total revenues	460	304	472	(84)	564	23%	NM	2,291	1,256	(45%)

Benefits and Expenses
Benefits and losses
Death benefits	11	17	13	12	15	36%	25%	71	57	(20%)
Other contract benefits	117	113	120	120	130	11%	8%	424	483	14%
Change in reserve	192	177	220	221	198	3%	(10%)	916	816	(11%)
Interest credited on G/A assets	171	151	135	132	133	(22%)	1%	663	551	(17%)

Total benefits and losses	491	458	488	485	476	(3%)	(2%)	2,074	1,907	(8%)

Other insurance expenses
Commissions & wholesaling expenses	15	14	15	19	11	(27%)	(42%)	63	59	(6%)
Operating expenses	23	20	25	22	18	(22%)	(18%)	79	85	8%
Premium taxes and other expenses	7	3	(1)	2	3	(57%)	50%	93	7	(92%)

Subtotal — expenses before deferral	45	37	39	43	32	(29%)	(26%)	235	151	(36%)
Deferred policy acquisition costs	(9)	(9)	(9)	(8)	(5)	44%	38%	(50)	(31)	38%

Total other insurance expense	36	28	30	35	27	(25%)	(23%)	185	120	(35%)
Amortization of deferred policy acquisition costs [1]	4	6	5	5	3	(25%)	(40%)	23	19	(17%)

Total benefits and expenses	531	492	523	525	506	(5%)	(4%)	2,282	2,046	(10%)
Core earnings (loss) before income taxes	49	31	36	(3)	(65)	NM	NM	199	(1)	NM
Income tax expense (benefit)	14	9	9	(4)	(25)	NM	NM	59	(11)	NM

Core earnings (loss) [1]	35	22	27	1	(40)	NM	NM	140	10	(93%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(78)	(142)	(57)	(394)	81	NM	NM	(123)	(512)	NM

Net income (loss) [1]	$(43)	$(120)	$(30)	$(393)	$41	NM	NM	$17	$(502)	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	23.0	14.3	17.4	0.7	(26.7)	NM	NM	24.9	1.7	(93%)
Net income (loss)	(28.2)	(78.0)	(19.4)	(255.6)	27.4	NM	NM	3.0	(83.3)	NM

[1]	The DAC unlock included in the year ended December 31, 2007 decreased amortization of deferred policy acquisition costs by $1, after-tax. There was no DAC unlock impact in the three months ended, September 30, 2008.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2007	2008	2008	2008	2008	Change	Change

INSTITUTIONAL
General account	$19,731	$20,197	$20,593	$19,923	$19,771	—	(1%)
Guaranteed separate account	421	412	402	384	393	(7%)	2%
Non-guaranteed separate account	4,951	4,675	4,551	4,189	3,917	(21%)	(6%)

Total Institutional account value	25,103	25,284	25,546	24,496	24,081	(4%)	(2%)
Mutual fund assets	3,581	3,489	3,844	3,325	2,578	(28%)	(22%)

Total Institutional Assets Under Management	$28,684	$28,773	$29,390	$27,821	$26,659	(7%)	(4%)

PRIVATE PLACEMENT LIFE INSURANCE
General account	$4	$5	$5	$6	$46	NM	NM
Non-guaranteed separate account	32,788	32,779	32,939	32,860	32,413	(1%)	(1%)

Total Private Placement Life Insurance account value	32,792	32,784	32,944	32,866	32,459	(1%)	(1%)

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account	$19,735	$20,202	$20,598	$19,929	$19,817	—	(1%)
Guaranteed separate account	421	412	402	384	393	(7%)	2%
Non-guaranteed separate account	37,739	37,454	37,490	37,049	36,330	(4%)	(2%)

Total Institutional Solutions Group account value	57,895	58,068	58,490	57,362	56,540	(2%)	(1%)
Mutual fund assets	3,581	3,489	3,844	3,325	2,578	(28%)	(22%)

Total Institutional Solutions Group Assets Under Management	$61,476	$61,557	$62,334	$60,687	$59,118	(4%)	(3%)

BY PRODUCT
Institutional
Structured settlements	$6,322	$6,530	$6,729	$6,962	$7,137	13%	3%
Institutional annuities	3,113	3,108	3,118	3,089	3,067	(1%)	(1%)
Guaranteed interest products	10,421	10,644	10,741	9,760	9,353	(10%)	(4%)
Other	5,247	5,002	4,958	4,685	4,524	(14%)	(3%)

Total Institutional	25,103	25,284	25,546	24,496	24,081	(4%)	(2%)

Private Placement Life Insurance	32,792	32,784	32,944	32,866	32,459	(1%)	(1%)

Total Institutional Solutions Group account value	57,895	58,068	58,490	57,362	56,540	(2%)	(1%)

Institutional Mutual Fund Assets	3,581	3,489	3,844	3,325	2,578	(28%)	(22%)

Total Institutional Solutions Group Assets Under Management	$61,476	$61,557	$62,334	$60,687	$59,118	(4%)	(3%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change

Institutional
Structured settlements	267	$211	$200	$231	$170	(36%)	(26%)	1,066	$812	(24%)
Institutional annuities	10	23	38	25	10	—	(60%)	315	96	(70%)
Guaranteed interest products	115	721	552	168	254	121%	51%	2,585	1,695	(34%)
Other	114	53	119	111	127	11%	14%	381	410	8%

Subtotal	506	1,008	909	535	561	11%	5%	4,347	3,013	(31%)
Mutual funds	504	583	383	282	309	(39%)	10%	1,682	1,557	(7%)

Total Institutional	1,010	1,591	1,292	817	870	(14%)	6%	6,029	4,570	(24%)

Private Placement Life Insurance
Corporate owned	450	57	64	17	45	(90%)	165%	5,195	183	(96%)
Private clients	4	13	22	16	13	NM	(19%)	24	64	167%

Total Private Placement Life Insurance	454	70	86	33	58	(87%)	76%	5,219	247	(95%)

Total Institutional Solutions Group	$1,464	$1,661	$1,378	$850	$928	(37%)	9%	$11,248	$4,817	(57%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

		THREE MONTHS ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2007	2008	2008	2008	2008
INSTITUTIONAL INVESTMENT PRODUCTS ACCOUNT VALUE [1]	Beginning balance	$25,041	$25,103	$25,284	$25,546	$24,496
	Deposits	506	1,008	909	535	561
	Surrenders	(572)	(695)	(626)	(1,294)	(810)
	Death benefits/annuity payouts	(161)	(160)	(171)	(201)	(193)

	Net Flows	(227)	153	112	(960)	(442)
	Change in market value/change in reserve/interest credited	289	28	150	(90)	27

	Ending balance	$25,103	$25,284	$25,546	$24,496	$24,081

INSTITUTIONAL MUTUAL FUND ASSETS [2]	Beginning balance	$3,398	$3,581	$3,489	$3,844	$3,325
	Deposits	504	583	383	282	309
	Surrenders	(273)	(285)	(201)	(228)	(243)

	Net Flows	231	298	182	54	66
	Change in market value/change in reserve/interest credited	(48)	(390)	173	(573)	(813)

	Ending balance	$3,581	$3,489	$3,844	$3,325	$2,578

PRIVATE PLACEMENT LIFE INSURANCE ACCOUNT VALUE [1]	Beginning balance	$32,041	$32,792	$32,784	$32,944	$32,866
	Deposits	454	70	86	33	58
	Surrenders	(29)	(17)	(20)	(27)	(2)
	Death benefits/annuity payouts	(27)	(25)	(47)	(16)	(17)

	Net Flows	398	28	19	(10)	39
	Change in market value/change in reserve/interest credited	372	18	197	(42)	(419)
	Other [3]	(19)	(54)	(56)	(26)	(27)

	Ending balance	$32,792	$32,784	$32,944	$32,866	$32,459

INSTITUTIONAL SOLUTIONS GROUP
	Beginning balance	$60,480	$61,476	$61,557	$62,334	$60,687
	Deposits	1,464	1,661	1,378	850	928
	Surrenders	(874)	(997)	(847)	(1,549)	(1,055)
	Death benefits/annuity payouts	(188)	(185)	(218)	(217)	(210)

	Net Flows	402	479	313	(916)	(337)
	Change in market value/change in reserve/interest credited	613	(344)	520	(705)	(1,205)
	Other [3]	(19)	(54)	(56)	(26)	(27)

	Ending balance	$61,476	$61,557	$62,334	$60,687	$59,118

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Mutual Fund assets are an internal measure used by the company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

[3]	Primarily consists of cost of insurance and M&E charges.

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums	$2,513	$2,586	$2,585	$2,593	$2,467	(2%)	(5%)	$10,440	$10,231	(2%)
Earned premiums	2,623	2,614	2,586	2,568	2,570	(2%)	—	10,496	10,338	(2%)

TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Personal Lines	30	105	18	(45)	202	NM	NM	322	280	(13%)
Small Commercial	204	119	69	82	167	(18%)	104%	508	437	(14%)
Middle Market	58	55	3	(37)	148	155%	NM	157	169	8%
Specialty Commercial	(58)	39	18	(44)	58	NM	NM	(18)	71	NM

Ongoing Operations underwriting results	234	318	108	(44)	575	146%	NM	969	957	(1%)
Other Operations [1]	(23)	(19)	(58)	(61)	(7)	70%	89%	(210)	(145)	31%

Total Property & Casualty underwriting results	$211	$299	$50	$(105)	$568	169%	NM	$759	$812	7%

ONGOING OPERATIONS UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	65.2	62.2	63.4	63.8	58.0	7.2	5.8	63.8	61.9	1.9
Current accident year catastrophes [3]	2.5	1.9	6.6	12.7	(0.1)	2.6	12.8	1.7	5.3	(3.6)
Prior accident years [4]	(4.8)	(2.0)	(1.5)	(2.8)	(7.6)	2.8	4.8	(1.4)	(3.4)	2.0

Total losses and loss adjustment expenses	62.8	62.2	68.5	73.7	50.3	12.5	23.4	64.1	63.7	0.4

Expenses [5]	27.3	25.5	26.5	27.3	27.1	0.2	0.2	26.3	26.6	(0.3)
Policyholder dividends [6]	0.9	0.2	0.8	0.7	0.2	0.7	0.5	0.4	0.5	(0.1)

Combined ratio	91.1	87.8	95.8	101.7	77.6	13.5	24.1	90.8	90.7	0.1

Catastrophes
Current year	2.5	1.9	6.6	12.7	(0.1)	2.6	12.8	1.7	5.3	(3.6)
Prior year	0.2	(0.4)	—	(0.2)	(0.2)	0.4	—	0.1	(0.2)	0.3

Catastrophe ratio	2.6	1.5	6.6	12.5	(0.4)	3.0	12.9	1.8	5.0	(3.2)

Combined ratio before catastrophes	88.4	86.4	89.2	89.2	78.0	10.4	11.2	89.0	85.7	3.3

Combined ratio before catastrophes and prior year development	93.4	87.9	90.7	91.8	85.3	8.1	6.5	90.5	88.9	1.6

Total Property & Casualty Income and ROE
Net income (loss)	$349	$326	$249	$(774)	$291	(17%)	NM	$1,507	$92	(94%)
Core earnings	$414	$426	$283	$156	$452	9%	190%	$1,629	$1,317	(19%)

Core earnings ROE (rolling 12 months income) [7]
Ongoing Operations	23.2%	22.7%	20.0%	18.1%	17.1%	(6.1)	(1.0)
Other Operations	4.4%	4.6%	10.7%	7.9%	5.7%	1.3	(2.2)
Total Property & Casualty	21.4%	21.1%	19.2%	17.2%	16.2%	(5.2)	(1.0)

	PROPERTY & CASUALTY
	Dec. 31,	Dec. 31,
	2007	2008	Change
Selected Financial Data
Total Property and Casualty adjusted statutory surplus ($ in billions) [8]	$8.5	$6.0	$(2.5)
Total Property and Casualty premium to adjusted surplus ratio	1.2	1.7	0.5

[1]	The year ended December 31, 2007 included a $99 charge principally as a result of an adverse arbitration decision and $25 of environmental reserve strengthening. The three months ended June 30, 2008 included net asbestos reserve strengthening of $50. The three months ended September 30, 2008 included environmental reserve strengthening of $53.

[2]	The three months ended December 31, 2007 included net current accident year reserve strengthening, totaling 0.5 points, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims. The three months ended June 30, 2008 included current accident year reserve strengthening, totaling 0.3 points, primarily related to liability claims under Small Commercial package business. The three months ended September 30, 2008 included a current accident year reserve release, totaling 0.4 points, related to Personal Lines auto liability claims. The three months ended December 31, 2008 included a current accident year reserve release, totaling 3.7 points, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims.

[3]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[5]	The three months ended September 30, 2008 included an assessment from the Texas Windstorm Insurance Association totaling 0.8 points, primarily related to hurricane Ike.

[6]	Included in policyholder dividends for the three months ended December 31, 2007, June 30, 2008 and September 30, 2008 were increases of 0.8 points, 0.6 points and 0.4 points, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[7]	Core earnings return on equity is calculated using equity attributed to Ongoing Operations, Other Operations and Total Property and Casualty using the Company’s capital attribution methodology.

[8]	Estimated statutory surplus as of December 31, 2008.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums	$2,513	$2,586	$2,585	$2,593	$2,467	(2%)	(5%)	$10,440	$10,231	(2%)
Change in unearned premium reserve	(110)	(28)	(1)	25	(103)	6%	NM	(56)	(107)	(91%)

Earned premiums	2,623	2,614	2,586	2,568	2,570	(2%)	—	10,496	10,338	(2%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,708	1,625	1,639	1,638	1,488	(13%)	(9%)	6,692	6,390	(5%)
Current accident year catastrophes [2]	65	50	171	325	(3)	NM	NM	177	543	NM
Prior accident years [3]	(106)	(36)	16	(14)	(192)	(81%)	NM	48	(226)	NM

Total losses and loss adjustment expenses	1,667	1,639	1,826	1,949	1,293	(22%)	(34%)	6,917	6,707	(3%)

Underwriting expenses [4]	721	671	690	707	704	(2%)	—	2,777	2,772	—
Dividends to policyholders [5]	24	5	20	17	5	(79%)	(71%)	43	47	9%

Underwriting results	211	299	50	(105)	568	169%	NM	759	812	7%

Net servicing income	11	(1)	8	14	10	(9%)	(29%)	52	31	(40%)
Net investment income [6]	421	365	391	335	162	(62%)	(52%)	1,687	1,253	(26%)
Periodic net coupon settlements on credit derivatives, before-tax	4	2	1	2	(3)	NM	NM	15	2	(87%)
Other expenses	(67)	(59)	(65)	(57)	(41)	39%	28%	(249)	(222)	11%
Income tax expense	(166)	(180)	(102)	(33)	(244)	(47%)	NM	(635)	(559)	12%

Core earnings	414	426	283	156	452	9%	190%	1,629	1,317	(19%)

Add: Net realized capital losses, after-tax, excluded from core earnings	(65)	(100)	(34)	(930)	(161)	(148%)	83%	(122)	(1,225)	NM

Net income (loss)	$349	$326	$249	$(774)	$291	(17%)	NM	$1,507	$92	(94%)

Total Property & Casualty effective tax rate — net income	27.4%	27.9%	25.1%	37.6%	35.7%	8.3	(1.9)	27.5%	NM	NM
Total Property & Casualty effective tax rate — core earnings	28.7%	29.7%	26.4%	17.6%	35.1%	6.4	17.5	28.0%	29.8%	1.8

[1]
The three months ended December 31, 2007 included current accident year reserve strengthening of $13, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims. The three months ended June 30, 2008 included current accident year reserve strengthening of $7, primarily related to liability claims under Small Commercial package business. The three months ended September 30, 2008 included a current accident year reserve release of $9, related to Personal Lines auto liability claims. The three months ended December 31, 2008 included a current accident year reserve release of $95, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]
The year ended December 31, 2007 included a $99 charge principally as a result of an adverse arbitration decision and $25 of environmental reserve strengthening. The three months ended December 31, 2007 included $110 of reserve releases related to Small Commercial workers’ compensation claims. The three months ended December 31, 2008 included $50 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $48 of reserve releases related to Middle Market general liability claims, $38 of reserve releases related to Personal Lines auto liability claims and $30 of reserve releases related to professional liability claims. The year ended December 31, 2008 included $156 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $75 of reserve releases related to professional liability claims, $70 of reserve releases related to Personal Lines auto liability claims, $53 of environmental reserve strengthening and $50 of net asbestos reserve strengthening.

[4]	The three months ended September 30, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association, primarily related to hurricane Ike.

[5]
Included in policyholder dividends for the three months ended December 31, 2007, June 30, 2008 and September 30, 2008 were increases of $20, $15 and $11, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]
The decrease in net investment income for the three months and year ended December 31, 2008 was primarily driven by lower returns on limited partnerships and other alternative investments, largely due to lower returns on hedge funds and real estate partnerships.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
ONGOING OPERATIONS UNDERWRITING RESULTS
Written premiums	$2,511	$2,584	$2,583	$2,592	$2,465	(2%)	(5%)	$10,435	$10,224	(2%)
Change in unearned premium reserve	(110)	(29)	(1)	25	(102)	7%	NM	(56)	(107)	(91%)

Earned premiums	2,621	2,613	2,584	2,567	2,567	(2%)	—	10,491	10,331	(2%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,708	1,625	1,639	1,638	1,488	(13%)	(9%)	6,692	6,390	(5%)
Current accident year catastrophes [2]	65	50	171	325	(3)	NM	NM	177	543	NM
Prior accident years [3]	(126)	(51)	(39)	(70)	(195)	(55%)	(179%)	(145)	(355)	(145%)

Total losses and loss adjustment expenses	1,647	1,624	1,771	1,893	1,290	(22%)	(32%)	6,724	6,578	(2%)

Underwriting expenses [4]	716	666	685	701	697	(3%)	(1%)	2,755	2,749	—
Dividends to policyholders [5]	24	5	20	17	5	(79%)	(71%)	43	47	9%

Underwriting results	234	318	108	(44)	575	146%	NM	969	957	(1%)

Net servicing income	11	(1)	8	14	10	(9%)	(29%)	52	31	(40%)
Net investment income [6]	357	310	334	285	127	(64%)	(55%)	1,439	1,056	(27%)
Periodic net coupon settlements on credit derivatives, before-tax	4	2	1	2	(3)	NM	NM	15	2	(87%)
Other expenses	(69)	(57)	(65)	(58)	(39)	43%	33%	(248)	(219)	12%
Income tax expense	(155)	(172)	(105)	(39)	(236)	(52%)	NM	(636)	(552)	13%

Core earnings	382	400	281	160	434	14%	171%	1,591	1,275	(20%)

Add: Net realized capital losses, after-tax, excluded from core earnings	(59)	(88)	(35)	(826)	(137)	(132%)	83%	(114)	(1,086)	NM

Net income (loss)	$323	$312	$246	$(666)	$297	(8%)	NM	$1,477	$189	(87%)

Ongoing Operations effective tax rate — net income	27.6%	28.4%	26.0%	37.8%	35.4%	7.8	(2.4)	28.0%	NM	NM
Ongoing Operations effective tax rate — core earnings	28.9%	30.0%	27.3%	19.8%	35.3%	6.4	15.5	28.6%	30.2%	1.6

[1]
The three months ended December 31, 2007 included current accident year reserve strengthening of $13, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims. The three months ended June 30, 2008 included current accident year reserve strengthening of $7, primarily related to liability claims under Small Commercial package business. The three months ended September 30, 2008 included a current accident year reserve release of $9, related to Personal Lines auto liability claims. The three months ended December 31, 2008 included a current accident year reserve release of $95, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]
The three months ended December 31, 2007 included $110 of reserve releases related to Small Commercial workers’ compensation claims. The three months ended December 31, 2008 included $50 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $48 of reserve releases related to Middle Market general liability claims, $38 of reserve releases related to Personal Lines auto liability claims and $30 of reserve releases related to professional liability claims. The year ended December 31, 2008 included $156 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $75 of reserve releases related to professional liability claims and $70 of reserve releases related to Personal Lines auto liability claims.

[4]	The three months ended September 30, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association, primarily related to hurricane Ike.

[5]
Included in policyholder dividends for the three months ended December 31, 2007, June 30, 2008 and September 30, 2008 were increases of $20, $15 and $11, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]
The decrease in net investment income for the three months and year ended December 31, 2008 was primarily driven by lower returns on limited partnerships and other alternative investments, largely due to lower returns on hedge funds and real estate partnerships.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2008

	Personal	Small	Middle	Specialty	Ongoing
	Lines	Commercial	Market	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$936	$622	$577	$330	$2,465
Change in unearned premium reserve	(49)	(54)	15	(14)	(102)

Earned premiums	985	676	562	344	2,567

Losses and loss adjustment expenses
Current accident year before catastrophes	628	317	314	229	1,488
Current accident year catastrophes	(37)	29	10	(5)	(3)
Prior accident years	(35)	(39)	(79)	(42)	(195)

Total losses and loss adjustment expenses	556	307	245	182	1,290

Underwriting expenses	227	201	167	102	697
Dividends to policyholders	—	1	2	2	5

Underwriting results	$202	$167	$148	$58	$575

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	63.8	46.8	56.0	66.4	58.0
Current accident year catastrophes	(3.8)	4.4	1.8	(1.7)	(0.1)
Prior accident years [1]	(3.5)	(5.8)	(14.1)	(12.0)	(7.6)

Total losses and loss adjustment expenses	56.5	45.4	43.7	52.7	50.3
Expenses	23.0	29.7	29.7	29.7	27.1
Policyholder dividends	—	0.2	0.3	0.5	0.2

Combined ratio	79.5	75.4	73.7	83.0	77.6

Catastrophes
Current year	(3.8)	4.4	1.8	(1.7)	(0.1)
Prior year	0.3	—	(0.8)	(1.5)	(0.2)

Catastrophe ratio	(3.5)	4.4	1.1	(3.2)	(0.4)

Combined ratio before catastrophes	82.9	71.0	72.7	86.1	78.0

Combined ratio before catastrophes and prior year development	86.8	76.8	86.0	96.7	85.3

[1]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE YEAR ENDED DECEMBER 31, 2008

	Personal	Small	Middle	Specialty	Ongoing
	Lines	Commercial	Market	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$3,925	$2,696	$2,242	$1,361	$10,224
Change in unearned premium reserve	(1)	(28)	(57)	(21)	(107)

Earned premiums	3,926	2,724	2,299	1,382	10,331

Losses and loss adjustment expenses
Current accident year before catastrophes	2,542	1,447	1,460	941	6,390
Current accident year catastrophes	258	122	116	47	543
Prior accident years	(51)	(89)	(134)	(81)	(355)

Total losses and loss adjustment expenses	2,749	1,480	1,442	907	6,578

Underwriting expenses	897	793	667	392	2,749
Dividends to policyholders	—	14	21	12	47

Underwriting results	$280	$437	$169	$71	$957

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	64.8	53.1	63.5	68.1	61.9
Current accident year catastrophes	6.6	4.5	5.1	3.4	5.3
Prior accident years [1]	(1.3)	(3.3)	(5.9)	(5.8)	(3.4)

Total losses and loss adjustment expenses	70.0	54.3	62.7	65.6	63.7

Expenses	22.8	29.1	29.0	28.3	26.6
Policyholder dividends	—	0.5	0.9	0.9	0.5

Combined ratio	92.9	84.0	92.6	94.8	90.7

Catastrophes
Current year	6.6	4.5	5.1	3.4	5.3
Prior year	0.2	(0.1)	(0.5)	(1.2)	(0.2)

Catastrophe ratio	6.8	4.4	4.6	2.2	5.0

Combined ratio before catastrophes	86.1	79.6	88.1	92.6	85.7
Combined ratio before catastrophes and prior year development	87.6	82.8	93.4	97.3	88.9

[1]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
UNDERWRITING RESULTS
Written premiums	$2,511	$2,584	$2,583	$2,592	$2,465	(2%)	(5%)	$10,435	$10,224	(2%)
Change in unearned premium reserve	(110)	(29)	(1)	25	(102)	7%	NM	(56)	(107)	(91%)

Earned premiums	2,621	2,613	2,584	2,567	2,567	(2%)	—	10,491	10,331	(2%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,708	1,625	1,639	1,638	1,488	(13%)	(9%)	6,692	6,390	(5%)
Current accident year catastrophes [2]	65	50	171	325	(3)	NM	NM	177	543	NM
Prior accident years [3]	(126)	(51)	(39)	(70)	(195)	(55%)	(179%)	(145)	(355)	(145%)

Total losses and loss adjustment expenses	1,647	1,624	1,771	1,893	1,290	(22%)	(32%)	6,724	6,578	(2%)

Underwriting expenses [4]	716	666	685	701	697	(3%)	(1%)	2,755	2,749	—
Dividends to policyholders [5]	24	5	20	17	5	(79%)	(71%)	43	47	9%

Underwriting results	$234	$318	$108	$(44)	$575	146%	NM	$969	$957	(1%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	65.2	62.2	63.4	63.8	58.0	7.2	5.8	63.8	61.9	1.9
Current accident year catastrophes [2]	2.5	1.9	6.6	12.7	(0.1)	2.6	12.8	1.7	5.3	(3.6)
Prior accident years [3] [6]	(4.8)	(2.0)	(1.5)	(2.8)	(7.6)	2.8	4.8	(1.4)	(3.4)	2.0

Total losses and loss adjustment expenses	62.8	62.2	68.5	73.7	50.3	12.5	23.4	64.1	63.7	0.4

Expenses	27.3	25.5	26.5	27.3	27.1	0.2	0.2	26.3	26.6	(0.3)
Policyholder dividends	0.9	0.2	0.8	0.7	0.2	0.7	0.5	0.4	0.5	(0.1)

Combined ratio	91.1	87.8	95.8	101.7	77.6	13.5	24.1	90.8	90.7	0.1

Catastrophes
Current year	2.5	1.9	6.6	12.7	(0.1)	2.6	12.8	1.7	5.3	(3.6)
Prior year	0.2	(0.4)	—	(0.2)	(0.2)	0.4	—	0.1	(0.2)	0.3

Catastrophe ratio	2.6	1.5	6.6	12.5	(0.4)	3.0	12.9	1.8	5.0	(3.2)

Combined ratio before catastrophes	88.4	86.4	89.2	89.2	78.0	10.4	11.2	89.0	85.7	3.3

Combined ratio before catastrophes and prior year development	93.4	87.9	90.7	91.8	85.3	8.1	6.5	90.5	88.9	1.6

[1]	The three months ended December 31, 2007 included current accident year reserve strengthening, totaling $13, or 0.5 points, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims. The three months ended June 30, 2008 included a current accident year reserve strengthening, totaling $7, or 0.3 points, primarily related to liability claims under Small Commercial package business. The three months ended September 30, 2008 included a current accident year reserve release, totaling $9, or 0.4 points, related to Personal Lines auto liability claims. The three months ended December 31, 2008 included a current accident year reserve release, totaling $95, or 3.7 points, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]	The three months ended December 31, 2007 included $110 of reserve releases related to Small Commercial workers’ compensation claims. The three months ended December 31, 2008 included $50 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $48 of reserve releases related to Middle Market general liability claims, $38 of reserve releases related to Personal Lines auto liability claims and $30 of reserve releases related to professional liability claims. The year ended December 31, 2008 included $156 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $75 of reserve releases related to professional liability claims and $70 of reserve releases related to Personal Lines auto liability claims.

[4]	The three months ended September 30, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association, primarily related to hurricane Ike.

[5]	Included in policyholder dividends for the three months ended December 31, 2007, June 30, 2008 and September 30, 2008 were increases of $20, $15 and $11, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
UNDERWRITING RESULTS
Written premiums	$934	$936	$1,029	$1,024	$936	—	(9%)	$3,947	$3,925	(1%)
Change in unearned premium reserve	(51)	(47)	49	46	(49)	4%	NM	58	(1)	NM

Earned premiums	985	983	980	978	985	—	1%	3,889	3,926	1%

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	696	635	645	634	628	(10%)	(1%)	2,576	2,542	(1%)
Current accident year catastrophes [2]	50	30	97	168	(37)	NM	NM	125	258	106%
Prior accident years [3]	(19)	(8)	1	(9)	(35)	(84%)	NM	(4)	(51)	NM

Total losses and loss adjustment expenses	727	657	743	793	556	(24%)	(30%)	2,697	2,749	2%

Underwriting expenses [4]	228	221	219	230	227	—	(1%)	870	897	3%

Underwriting results	$30	$105	$18	$(45)	$202	NM	NM	$322	$280	(13%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	70.5	64.6	65.9	64.7	63.8	6.7	0.9	66.2	64.8	1.4
Current accident year catastrophes [2]	5.1	3.1	9.8	17.2	(3.8)	8.9	21.0	3.2	6.6	(3.4)
Prior accident years [3] [5]	(1.9)	(0.8)	—	(0.9)	(3.5)	1.6	2.6	(0.1)	(1.3)	1.2

Total losses and loss adjustment expenses	73.8	66.9	75.8	81.1	56.5	17.3	24.6	69.3	70.0	(0.7)

Expenses	23.2	22.4	22.4	23.5	23.0	0.2	0.5	22.4	22.8	(0.4)

Combined ratio	97.0	89.4	98.1	104.6	79.5	17.5	25.1	91.7	92.9	(1.2)

Catastrophes
Current year	5.1	3.1	9.8	17.2	(3.8)	8.9	21.0	3.2	6.6	(3.4)
Prior year	0.1	(0.7)	0.3	0.8	0.3	(0.2)	0.5	0.2	0.2	—

Catastrophe ratio	5.2	2.5	10.1	18.1	(3.5)	8.7	21.6	3.4	6.8	(3.4)

Combined ratio before catastrophes	91.7	86.9	88.0	86.5	82.9	8.8	3.6	88.3	86.1	2.2

Combined ratio before catastrophes and prior year development	93.7	87.0	88.3	88.3	86.8	6.9	1.5	88.6	87.6	1.0

COMBINED RATIO
Automobile	102.3	92.6	94.3	90.5	86.5	15.8	4.0	96.2	91.0	5.2
Homeowners	83.1	81.1	107.9	141.2	61.7	21.4	79.5	79.8	97.6	(17.8)

Total	97.0	89.4	98.1	104.6	79.5	17.5	25.1	91.7	92.9	(1.2)

[1]	The three months ended December 31, 2007 included current accident year reserve strengthening, totaling $19, or 1.9 points, related to auto liability claims. The three months ended September 30, 2008 included a current accident year reserve release of $9, or 1.0 point, related to auto liability claims. The three months ended December 31, 2008 included a current accident year reserve release of $33, or 3.4 points, primarily related to auto liability claims.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike. The estimate of hurricane Ike losses was reduced by $42 during the fourth quarter of 2008.

[3]	The three months ended December 31, 2007 included a reserve release of $16 related to auto liability claims. The three months and year ended December 31, 2008 included reserve releases of $38 and $70, respectively, related to auto liability claims.

[4]	The three months ended September 30, 2008 included an assessment of $10 from the Texas Windstorm Insurance Association, primarily related to hurricane Ike.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$649	$662	$741	$741	$669	3%	(10%)	$2,750	$2,813	2%
Agency	267	258	271	269	252	(6%)	(6%)	1,123	1,050	(7%)
Other	18	16	17	14	15	(17%)	7%	74	62	(16%)

Total	$934	$936	$1,029	$1,024	$936	—	(9%)	$3,947	$3,925	(1%)

EARNED PREMIUMS [1]

AARP	$685	$687	$691	$695	$705	3%	1%	$2,681	$2,778	4%
Agency	281	277	273	266	264	(6%)	(1%)	1,123	1,080	(4%)
Other	19	19	16	17	16	(16%)	(6%)	85	68	(20%)

Total	$985	$983	$980	$978	$985	—	1%	$3,889	$3,926	1%

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$678	$698	$729	$726	$676	—	(7%)	$2,848	$2,829	(1%)
Homeowners	256	238	300	298	260	2%	(13%)	1,099	1,096	—

Total	$934	$936	$1,029	$1,024	$936	—	(9%)	$3,947	$3,925	(1%)

EARNED PREMIUMS [1]

Automobile	$712	$706	$707	$707	$704	(1%)	—	$2,822	$2,824	—
Homeowners	273	277	273	271	281	3%	4%	1,067	1,102	3%

Total	$985	$983	$980	$978	$985	—	1%	$3,889	$3,926	1%

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)
Automobile	—	3%	3%	2%	1%	1%	(1%)	—	2%	2%
Homeowners	3%	3%	2%	3%	3%	—	—	5%	2%	(3%)

Premium Retention
Automobile	87%	88%	87%	86%	86%	(1%)	—	88%	87%	(1%)
Homeowners	93%	88%	91%	90%	88%	(5%)	(2%)	96%	89%	(7%)

New Business Premium $
Automobile	$84	$84	$87	$97	$96	14%	(1%)	$424	$364	(14%)
Homeowners	$28	$24	$27	$29	$26	(7%)	(10%)	$140	$106	(24%)

Policies in force
Automobile	2,349,402	2,339,871	2,326,188	2,324,124	2,323,882	(1%)	—
Homeowners	1,481,542	1,477,335	1,471,920	1,465,907	1,455,954	(2%)	(1%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SMALL COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
UNDERWRITING RESULTS
Written premiums	$649	$743	$679	$652	$622	(4%)	(5%)	$2,747	$2,696	(2%)
Change in unearned premium reserve	(39)	56	(4)	(26)	(54)	(38%)	(108%)	11	(28)	NM

Earned premiums	688	687	683	678	676	(2%)	—	2,736	2,724	—

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	392	370	380	380	317	(19%)	(17%)	1,594	1,447	(9%)
Current accident year catastrophes [2]	3	9	35	49	29	NM	(41%)	28	122	NM
Prior accident years [3]	(130)	(2)	(2)	(46)	(39)	70%	15%	(209)	(89)	57%

Total losses and loss adjustment expenses	265	377	413	383	307	16%	(20%)	1,413	1,480	5%

Underwriting expenses [4]	208	190	198	204	201	(3%)	(1%)	799	793	(1%)
Dividends to policyholders [5]	11	1	3	9	1	(91%)	(89%)	16	14	(13%)

Underwriting results	$204	$119	$69	$82	$167	(18%)	104%	$508	$437	(14%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	56.9	53.8	55.5	56.3	46.8	10.1	9.5	58.3	53.1	5.2
Current accident year catastrophes [2]	0.4	1.3	5.2	7.0	4.4	(4.0)	2.6	1.0	4.5	(3.5)
Prior accident years [3] [6]	(18.8)	(0.3)	(0.3)	(6.8)	(5.8)	(13.0)	(1.0)	(7.6)	(3.3)	(4.3)

Total losses and loss adjustment expenses	38.6	54.8	60.4	56.5	45.4	(6.8)	11.1	51.6	54.3	(2.7)

Expenses	30.2	27.7	29.0	30.1	29.7	0.5	0.4	29.2	29.1	0.1
Policyholder dividends	1.6	0.2	0.5	1.3	0.2	1.4	1.1	0.6	0.5	0.1

Combined ratio	70.4	82.7	89.8	87.9	75.4	(5.0)	12.5	81.4	84.0	(2.6)

Catastrophes
Current year	0.4	1.3	5.2	7.0	4.4	(4.0)	2.6	1.0	4.5	(3.5)
Prior year	—	—	0.1	(0.5)	—	—	(0.5)	0.2	(0.1)	0.3

Catastrophe ratio	0.5	1.3	5.3	6.5	4.4	(3.9)	2.1	1.2	4.4	(3.2)

Combined ratio before catastrophes	69.9	81.3	84.5	81.4	71.0	(1.1)	10.4	80.3	79.6	0.7

Combined ratio before catastrophes and prior year development	88.8	81.7	84.9	87.7	76.8	12.0	10.9	88.0	82.8	5.2

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)	(3%)	(2%)	(3%)	(2%)	1%	4%	3%	(2%)	(2%)	—

Premium Retention	83%	83%	81%	83%	81%	(2%)	(2%)	84%	82%	(2%)

New Business Premium $	$110	$127	$117	$105	$97	(12%)	(8%)	$481	$446	(7%)

Policies in force	1,038,542	1,048,057	1,057,058	1,062,291	1,055,463	2%	(1%)

[1]	The three months ended December 31, 2007 included a current accident year reserve release, totaling $24, or 3.5 points, related to workers’ compensation business, substantially offset by current accident year reserve strengthening, totaling $18, or 2.6 points, related to package business. The three months ended June 30, 2008 included current accident year reserve strengthening, totaling $7, or 1.0 point, primarily related to liability claims under package business. The three months ended December 31, 2008 included a current accident year reserve release, totaling $30, or 4.4 points, primarily related to workers’ compensation business.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike. The estimate of hurricane Ike losses was increased by $31 during the fourth quarter of 2008.

[3]	The three months and year ended December 31, 2007 included reserve releases of $110, and $184, respectively, related to workers’ compensation business. The three months ended September 30, 2008 included a reserve release of $33 related to workers’ compensation business. The three months and year ended December 31, 2008 included reserve releases of $20, and $92, respectively, related to workers’ compensation business.

[4]	The three months ended September 30, 2008 included an assessment of $7 from the Texas Windstorm Insurance Association, primarily related to hurricane Ike.

[5]	Included in policyholder dividends for the three months ended December 31, 2007, the three months ended September 30, 2008 and year ended December 31, 2008 were increases of $10, $6 and $8, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
MIDDLE MARKET
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
UNDERWRITING RESULTS
Written premiums [1]	$609	$565	$529	$571	$577	(5%)	1%	$2,326	$2,242	(4%)
Change in unearned premium reserve	19	(28)	(46)	2	15	(21%)	NM	(94)	(57)	39%

Earned premiums	590	593	575	569	562	(5%)	(1%)	2,420	2,299	(5%)

Losses and loss adjustment expenses
Current accident year before catastrophes [2]	388	380	377	389	314	(19%)	(19%)	1,561	1,460	(6%)
Current accident year catastrophes [3]	6	9	33	64	10	67%	(84%)	15	116	NM
Prior accident years [4]	(41)	(16)	(21)	(18)	(79)	(93%)	NM	(16)	(134)	NM

Total losses and loss adjustment expenses	353	373	389	435	245	(31%)	(44%)	1,560	1,442	(8%)

Underwriting expenses [5]	174	163	170	167	167	(4%)	—	689	667	(3%)
Dividends to policyholders [6]	5	2	13	4	2	(60%)	(50%)	14	21	50%

Underwriting results	$58	$55	$3	$(37)	$148	155%	NM	$157	$169	8%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	65.8	64.1	65.7	68.1	56.0	9.8	12.1	64.5	63.5	1.0
Current accident year catastrophes [3]	1.0	1.6	5.7	11.2	1.8	(0.8)	9.4	0.6	5.1	(4.5)
Prior accident years [4] [7]	(6.9)	(2.6)	(3.7)	(3.2)	(14.1)	7.2	10.9	(0.7)	(5.9)	5.2

Total losses and loss adjustment expenses	59.8	63.0	67.7	76.1	43.7	16.1	32.4	64.5	62.7	1.8

Expenses	29.5	27.5	29.4	29.6	29.7	(0.2)	(0.1)	28.5	29.0	(0.5)
Policyholder dividends	0.8	0.3	2.3	0.7	0.3	0.5	0.4	0.6	0.9	(0.3)

Combined ratio	90.1	90.8	99.4	106.4	73.7	16.4	32.7	93.5	92.6	0.9

Catastrophes
Current year	1.0	1.6	5.7	11.2	1.8	(0.8)	9.4	0.6	5.1	(4.5)
Prior year	0.5	0.3	(0.4)	(1.1)	(0.8)	1.3	(0.3)	(0.1)	(0.5)	0.4

Catastrophe ratio	1.4	1.8	5.3	10.1	1.1	0.3	9.0	0.5	4.6	(4.1)

Combined ratio before catastrophes	88.7	89.0	94.1	96.3	72.7	16.0	23.6	93.0	88.1	4.9

Combined ratio before catastrophes and prior year development [1]	96.1	91.9	97.4	98.4	86.0	10.1	12.4	93.5	93.4	0.1

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)	(6%)	(6%)	(7%)	(5%)	(3%)	3%	2%	(5%)	(5%)	—

Premium Retention	79%	80%	78%	79%	77%	(2%)	(2%)	78%	79%	1%

New Business Premium $	$95	$105	$101	$111	$103	8%	(7%)	$394	$420	7%

Policies in force	88,254	89,179	90,212	90,796	90,478	3%	—

[1]	During the fourth quarter of 2008, the livestock business was resegmented from Specialty Commercial to Middle Market. As such, underwriting results for all prior periods presented above have been restated to reflect this change. The following table shows written premium and combined ratios before catastrophes and prior year development before giving effect to the resegmentation:

Written premiums	$591	$548	$513	$555	$561	(5%)	1%	$2,257	$2,177	(4%)
Combined ratio before catastrophes and prior year development	96.4	92.3	97.9	98.5	85.9	10.5	12.6	93.8	93.7	0.1

[2]	The three months ended December 31, 2007 included current accident year reserve strengthening, totaling $7, or 1.2 points, related to general liability, substantially offset by a current accident year reserve release, totaling $4, or 0.7 points, related to workers’ compensation business. The three months ended December 31, 2008 included a current accident year reserve release, totaling $28, or 5.1 points, primarily related to workers’ compensation business.

[3]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[4]	The three months ended December 31, 2007 included a $39 release of general liability reserves for recent accident years. The three months and year ended December 31, 2008 included net reserve releases of $48 and $40, respectively, related to general liability claims and reserve releases of $30, and $64, respectively, related to workers’ compensation business.

[5]	The three months ended September 30, 2008 included an assessment of $3 from the Texas Windstorm Insurance Association, primarily related to hurricane Ike.

[6]	Included in policyholder dividends for the three months ended June 30, 2008 and year ended December 31, 2008 were increases of $11 and $14, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[7]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
UNDERWRITING RESULTS
Written premiums [1]	$319	$340	$346	$345	$330	3%	(4%)	$1,415	$1,361	(4%)
Change in unearned premium reserve	(39)	(10)	—	3	(14)	64%	NM	(31)	(21)	32%

Earned premiums	358	350	346	342	344	(4%)	1%	1,446	1,382	(4%)

Losses and loss adjustment expenses
Current accident year before catastrophes [2]	232	240	237	235	229	(1%)	(3%)	961	941	(2%)
Current accident year catastrophes [3]	6	2	6	44	(5)	NM	NM	9	47	NM
Prior accident years [4]	64	(25)	(17)	3	(42)	NM	NM	84	(81)	NM

Total losses and loss adjustment expenses	302	217	226	282	182	(40%)	(35%)	1,054	907	(14%)

Underwriting expenses	106	92	98	100	102	(4%)	2%	397	392	(1%)
Dividends to policyholders [5]	8	2	4	4	2	(75%)	(50%)	13	12	(8%)

Underwriting results	$(58)	$39	$18	$(44)	$58	NM	NM	$(18)	$71	NM

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	65.3	68.7	68.4	68.7	66.4	(1.1)	2.3	66.6	68.1	(1.5)
Current accident year catastrophes [3]	1.6	0.3	1.9	13.2	(1.7)	3.3	14.9	0.6	3.4	(2.8)
Prior accident years [4] [6]	17.5	(7.2)	(4.6)	0.6	(12.0)	29.5	12.6	5.8	(5.8)	11.6

Total losses and loss adjustment expenses	84.3	61.7	65.7	82.5	52.7	31.6	29.8	73.0	65.6	7.4

Expenses	29.5	26.3	28.4	29.0	29.7	(0.2)	(0.7)	27.4	28.3	(0.9)
Policyholder dividends	2.5	0.5	1.1	1.3	0.5	2.0	0.8	0.9	0.9	—

Combined ratio	116.3	88.6	95.2	112.8	83.0	33.3	29.8	101.3	94.8	6.5

Catastrophes
Current year	1.6	0.3	1.9	13.2	(1.7)	3.3	14.9	0.6	3.4	(2.8)
Prior year	0.1	(1.9)	(0.5)	(0.8)	(1.5)	1.6	0.7	0.1	(1.2)	1.3

Catastrophe ratio	1.7	(1.6)	1.4	12.4	(3.2)	4.9	15.6	0.7	2.2	(1.5)

Combined ratio before catastrophes	114.6	90.2	93.8	100.4	86.1	28.5	14.3	100.6	92.6	8.0

Combined ratio before catastrophes and prior year development [1]	97.3	95.5	97.9	99.0	96.7	0.6	2.3	94.9	97.3	(2.4)

[1]	During the fourth quarter of 2008, the livestock business was resegmented from Specialty Commercial to Middle Market. As such, underwriting results for all prior periods presented above have been restated to reflect this change. The following table shows written premium and combined ratios before catastrophes and prior year development before giving effect to the resegmentation:

Written premiums	$337	$357	$362	$361	$346	3%	(4%)	$1,484	$1,426	(4%)
Combined ratio before catastrophes and prior year development	96.6	94.7	97.0	98.8	96.3	0.3	2.5	94.4	96.7	(2.3)

[2]	The three months ended December 31, 2007 included a current accident year reserve release, totaling $3, or 0.8 points, related to workers’ compensation business. The three months ended December 31, 2008 included a current accident year reserve release, totaling $3, or 0.9 points, primarily related to programs business.

[3]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[4]	The three months ended December 31, 2007 included a $35 strengthening of workers’ compensation reserves and a $34 strengthening of general liability reserves, each primarily for older accident years, partially offset by a $15 reserve release for professional liability claims. The three months and year ended December 31, 2008 included reserve releases of $30, and $75, respectively, related to professional liability claims.

[5]	Included in policyholder dividends for the three months ended December 31, 2007 and year ended December 31, 2008 were increases of $7 and $5, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change

WRITTEN PREMIUMS [1]

Property [2]	$18	$7	$14	$14	$15	(17%)	7%	$111	$50	(55%)
Casualty	103	159	135	134	110	7%	(18%)	534	538	1%
Professional Liability, Fidelity and Surety	179	152	176	178	185	3%	4%	689	691	—
Other	19	22	21	19	20	5%	5%	81	82	1%

Total	$319	$340	$346	$345	$330	3%	(4%)	$1,415	$1,361	(4%)

EARNED PREMIUMS [1]

Property [2]	$31	$27	$24	$19	$17	(45%)	(11%)	$133	$87	(35%)
Casualty	134	132	132	131	131	(2%)	—	543	526	(3%)
Professional Liability, Fidelity and Surety	171	170	169	173	173	1%	—	685	685	—
Other	22	21	21	19	23	5%	21%	85	84	(1%)

Total	$358	$350	$346	$342	$344	(4%)	1%	$1,446	$1,382	(4%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2]	During the fourth quarter of 2008, the livestock business was resegmented from Specialty Commercial Property to Middle Market. As such, written and earned premium for all prior periods presented above have been restated to reflect this change. The following table shows Specialty Commercial Property written premium and earned premium before giving effect to the resegmentation:

Written premiums	$36	$24	$30	$30	$31	(14%)	3%	$180	$115	(36%)
Earned premiums	$49	$44	$40	$35	$34	(31%)	(3%)	$202	$153	(24%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
UNDERWRITING RESULTS
Written premiums	$2	$2	$2	$1	$2	—	100%	$5	$7	40%
Change in unearned premium reserve	—	1	—	—	(1)	—	—	—	—	—

Earned premiums	2	1	2	1	3	50%	NM	5	7	40%

Losses and loss adjustment expenses
Current accident year before catastrophes	—	—	—	—	—	—	—	—	—	—
Current accident year catastrophes	—	—	—	—	—	—	—	—	—	—
Prior accident years [1]	20	15	55	56	3	(85%)	(95%)	193	129	(33%)

Total losses and loss adjustment expenses	20	15	55	56	3	(85%)	(95%)	193	129	(33%)

Underwriting expenses	5	5	5	6	7	40%	17%	22	23	5%

Underwriting results	$(23)	$(19)	$(58)	$(61)	$(7)	70%	89%	$(210)	$(145)	31%

Net investment income	64	55	57	50	35	(45%)	(30%)	248	197	(21%)
Other expenses	2	(2)	—	1	(2)	NM	NM	(1)	(3)	NM
Income tax (expense) benefit	(11)	(8)	3	6	(8)	27%	NM	1	(7)	NM

Core earnings	32	26	2	(4)	18	(44%)	NM	38	42	11%

Add: Net realized capital (losses) gains, after-tax	(6)	(12)	1	(104)	(24)	NM	77%	(8)	(139)	NM

Net income (loss)	$26	$14	$3	$(108)	$(6)	NM	94%	$30	$(97)	NM

[1]	The year ended December 31, 2007 included a $99 charge principally as a result of an adverse arbitration decision and $25 of environmental reserve strengthening. The three months ended June 30, 2008 included net asbestos reserve strengthening of $50. The three months ended September 30, 2008 included environmental reserve strengthening of $53.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS LOSSES AND LOSS ADJUSTMENT EXPENSES

For the Three Months Ended December 31, 2008	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$1,935		$281	$1,744	$3,960
Losses and loss adjustment expenses incurred	9		1	(7)	3
Losses and loss adjustment expenses paid	(60)		(13)	(109)	(182)

Ending liability — net [2] [3]	$1,884	[4]	$269	$1,628	$3,781

For the Year Ended December 31, 2008	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$1,998		$251	$1,888	$4,137
Losses and loss adjustment expenses incurred	68		54	7	129
Losses and loss adjustment expenses paid	(182)		(36)	(267)	(485)

Ending liability — net [2] [3]	$1,884	[4]	$269	$1,628	$3,781

[1]	“All Other” also includes unallocated loss adjustment expense reserves and the allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental net liabilities reported in Ongoing Operations of $12 and $6, respectively, as of December 31, 2008, $15 and $6, respectively, as of September 30, 2008, and $9 and $6, respectively, as of December 31, 2007. Total net losses and loss adjustment expenses incurred in Ongoing Operations for the three months and year ended December 31, 2008 includes $3 and $16, respectively, related to asbestos and environmental claims. Total net losses and loss adjustment expenses paid in Ongoing Operations for the three months and year ended December 31, 2008 includes $6 and $13, respectively, related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $2,498 and $309, respectively, as of December 31, 2008, $2,625 and $323, respectively, as of September 30, 2008, and $2,707 and $290, respectively, as of December 31, 2007.

[4]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $189 and $283, respectively, resulting in a one year net survival ratio of 10.0 and a three year net survival ratio of 6.7. Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Three Months Ended December 31, 2008	Losses & LAE	Losses & LAE	Losses & LAE	Losses & LAE

Gross

Direct	$110	$—	$9	$—
Assumed — Domestic	10	—	4	—
London Market	3	—	3	—

Total	123	—	16	—

Ceded	(63)	9	(3)	1

Net	$60	$9	$13	$1

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Year Ended December 31, 2008	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE

Gross

Direct	$207	$76	$32	$69
Assumed — Domestic	61	—	9	(17)
London Market	19	—	6	13

Total	287	76	47	65

Ceded	(105)	(8)	(11)	(11)

Net	$182	$68	$36	$54

[1]	Excludes asbestos and environmental paid and incurred loss and LAE reported in Ongoing Operations.

Total gross loss and LAE incurred in Ongoing Operations for the three months and year ended December 31, 2008 includes $3 and $15, respectively, related to asbestos and environmental claims. Total gross loss and LAE paid in Ongoing Operations for the three months and year ended December 31, 2008 includes $5 and $12, respectively, related to asbestos and environmental claims.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Three Months Ended December 31, 2008
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 10/1/08 - gross	$2,205	$3,646	$4,861	$7,029	$17,741	$4,864	$22,605
Reinsurance and other recoverables	87	189	424	2,157	2,857	904	3,761

Liabilities for unpaid losses and loss adjustment expenses at 10/1/08 - net	2,118	3,457	4,437	4,872	14,884	3,960	18,844

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	628	317	314	229	1,488	—	1,488
Current accident year catastrophes	(37)	29	10	(5)	(3)	—	(3)
Prior accident years	(35)	(39)	(79)	(42)	(195)	3	(192)

Total provision for unpaid losses and loss adjustment expenses	556	307	245	182	1,290	3	1,293

Payments	(682)	(368)	(375)	(183)	(1,608)	(182)	(1,790)

Liabilities for unpaid losses and loss adjustment expenses at 12/31/08 - net	1,992	3,396	4,307	4,871	14,566	3,781	18,347
Reinsurance and other recoverables	60	176	437	2,110	2,783	803	3,586

Liabilities for unpaid losses and loss adjustment expenses at 12/31/08 - gross	$2,052	$3,572	$4,744	$6,981	$17,349	$4,584	$21,933

Earned premiums	$985	$676	$562	$344	$2,567	$3	$2,570
Loss and loss expense paid ratio	69.2	54.4	66.7	52.7	62.6
Loss and loss expense incurred ratio	56.5	45.4	43.7	52.7	50.3
Prior accident year development (pts.)	(3.5)	(5.8)	(14.1)	(12.0)	(7.6)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Year Ended December 31, 2008
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 1/1/08 - gross	$2,042	$3,470	$4,697	$6,873	$17,082	$5,071	$22,153
Reinsurance and other recoverables	81	177	414	2,316	2,988	934	3,922

Liabilities for unpaid losses and loss adjustment expenses at 1/1/08 - net	1,961	3,293	4,283	4,557	14,094	4,137	18,231

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	2,542	1,447	1,460	941	6,390	—	6,390
Current accident year catastrophes	258	122	116	47	543	—	543
Prior accident years	(51)	(89)	(134)	(81)	(355)	129	(226)

Total provision for unpaid losses and loss adjustment expenses	2,749	1,480	1,442	907	6,578	129	6,707

Payments	(2,718)	(1,377)	(1,418)	(593)	(6,106)	(485)	(6,591)

Liabilities for unpaid losses and loss adjustment expenses at 12/31/08 - net	1,992	3,396	4,307	4,871	14,566	3,781	18,347
Reinsurance and other recoverables	60	176	437	2,110	2,783	803	3,586

Liabilities for unpaid losses and loss adjustment expenses at 12/31/08 - gross	$2,052	$3,572	$4,744	$6,981	$17,349	$4,584	$21,933

Earned premiums	$3,926	$2,724	$2,299	$1,382	$10,331	$7	$10,338
Loss and loss expense paid ratio	69.2	50.5	61.6	42.8	59.1
Loss and loss expense incurred ratio	70.0	54.3	62.7	65.6	63.7
Prior accident year development (pts.)	(1.3)	(3.3)	(5.9)	(5.8)	(3.4)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	December 31,	December 31,
	2008	2007

Gross Reinsurance Recoverables
Paid Loss and Loss Adjustment Expenses	$326	$347
Unpaid Loss and Loss Adjustment Expenses	3,492	3,788

Subtotal Gross Reinsurance Recoverables	3,818	4,135

Less: Allowance for Uncollectible Reinsurance	(379)	(404)

Net Reinsurance Recoverables	$3,439	$3,731

	As of December 31, 2008		As of December 31, 2007
	Amount	% of Total	Amount	% of Total

Distribution of Gross Reinsurance Recoverables
Gross Reinsurance Recoverables	$3,818		$4,135

Less: Mandatory (Assigned Risk) Pools & Structured Settlements	(638)		(635)

Gross Reinsurance Recoverables Excluding Mandatory Pools & Structured Settlements	$3,180		$3,500

Rated A- (Excellent) or better by A.M. Best [1]	$2,426	76.3%	$2,614	74.7%
Other Rated by A.M. Best	52	1.6%	90	2.6%

Total Rated Companies	2,478	77.9%	2,704	77.3%

Voluntary Pools	181	5.7%	195	5.6%
Captives	220	6.9%	231	6.6%
Other Not Rated Companies	301	9.5%	370	10.5%

Total	$3,180	100.0%	$3,500	100.0%

[1]	Based on A.M. Best ratings as of December 31, 2008 and 2007, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
Earned premiums	$2,623	$2,614	$2,586	$2,568	$2,570	(2%)	—	$10,496	$10,338	(2%)
Net investment income [1]	421	365	391	335	162	(62%)	(52%)	1,687	1,253	(26%)
Other revenues	128	120	125	132	127	(1%)	(4%)	496	504	2%
Net realized capital losses	(96)	(152)	(51)	(1,428)	(246)	(156%)	83%	(172)	(1,877)	NM

Total revenues	3,076	2,947	3,051	1,607	2,613	(15%)	63%	12,507	10,218	(18%)

Losses and loss adjustment expenses [2]	1,667	1,639	1,826	1,949	1,293	(22%)	(34%)	6,917	6,707	(3%)
Amortization of deferred policy acquisition costs	523	523	521	523	528	1%	1%	2,104	2,095	—
Insurance operating costs and expenses [3]	222	153	189	201	181	(18%)	(10%)	716	724	1%
Other expenses	184	180	182	175	158	(14%)	(10%)	693	695	—

Total benefits and expenses	2,596	2,495	2,718	2,848	2,160	(17%)	(24%)	10,430	10,221	(2%)

Income (loss) before income taxes	480	452	333	(1,241)	453	(6%)	NM	2,077	(3)	NM

Income tax expense (benefit)	131	126	84	(467)	162	24%	NM	570	(95)	NM

Net income (loss)	349	326	249	(774)	291	(17%)	NM	1,507	92	(94%)

Less: Net realized capital losses, after-tax, excluded from core earnings	(65)	(100)	(34)	(930)	(161)	(148%)	83%	(122)	(1,225)	NM

Core earnings	$414	$426	$283	$156	$452	9%	190%	$1,629	$1,317	(19%)

Total Property & Casualty effective tax rate — net income	27.4%	27.9%	25.1%	37.6%	35.7%	8.3	(1.9)	27.5%	NM	NM
Total Property & Casualty effective tax rate — core earnings	28.7%	29.7%	26.4%	17.6%	35.1%	6.4	17.5	28.0%	29.8%	1.8

[1]	The decrease in net investment income for the three months and year ended December 31, 2008 was primarily driven by lower returns on limited partnerships and other alternative investments, largely due to lower returns on hedge funds and real estate partnerships.

[2]	The year ended December 31, 2007 included a $99 charge principally as a result of an adverse arbitration decision, $25 of environmental reserve strengthening and, in the three months ended December 31, 2007, included $110 of reserve releases related to Small Commercial workers’ compensation claims. The three months ended September 30, 2008 included catastophe losses from hurricane Ike. The three months ended December 31, 2008 included $50 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $48 of reserve releases related to Middle Market general liability claims, $38 of reserve releases related to Personal Lines auto liability claims and $30 of reserve releases related to professional liability claims. The year ended December 31, 2008 included $156 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $75 of reserve releases related to professional liability claims, $70 of reserve releases related to Personal Lines auto liability claims, $53 of environmental reserve strengthening and $50 of net asbestos reserve strengthening. The three months ended December 31, 2008 included a current accident year reserve release of $95, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims.

[3]	Included in insurance operating costs and expenses for the three months ended December 31, 2007, June 30, 2008 and September 30, 2008 were increases of $20, $15 and $11, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits. The three months ended September 30, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association, primarily related to hurricane Ike.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

	AS OF					Year Over
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Year	Sequential
	2007	2008	2008	2008	2008	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$27,205	$25,683	$25,234	$23,727	$19,775	(27%)	(17%)
Equity securities, available for sale, at fair value	1,208	1,162	1,327	741	674	(44%)	(9%)
Mortgage loans	671	682	747	762	785	17%	3%
Limited partnerships and other alternative investments [1]	1,260	1,290	1,398	1,407	1,166	(7%)	(17%)
Short term investments	284	711	1,073	827	1,597	NM	93%
Other investments	38	58	58	62	207	NM	NM

Total investments	30,666	29,586	29,837	27,526	24,204	(21%)	(12%)

Cash	241	232	241	278	162	(33%)	(42%)
Premiums receivable and agents’ balances	3,254	3,281	3,233	3,237	3,197	(2%)	(1%)
Reinsurance recoverables	3,731	3,611	3,613	3,572	3,439	(8%)	(4%)
Deferred policy acquisition costs	1,228	1,233	1,246	1,260	1,260	3%	—
Deferred income tax	662	947	1,013	1,819	2,435	NM	34%
Goodwill	149	149	149	149	149	—	—
Property and equipment, net	598	601	639	658	675	13%	3%
Other assets	1,312	1,318	1,194	1,460	1,159	(12%)	(21%)

Total assets	$41,841	$40,958	$41,165	$39,959	$36,680	(12%)	(8%)

Unpaid losses and loss adjustment expenses	$22,153	$22,150	$22,315	$22,605	$21,933	(1%)	(3%)
Unearned premiums	5,402	5,388	5,372	5,363	5,244	(3%)	(2%)
Debt	13	11	—	—	—	(100%)	—
Other liabilities	4,855	4,589	4,647	4,729	2,914	(40%)	(38%)

Total liabilities	32,423	32,138	32,334	32,697	30,091	(7%)	(8%)

Equity, x-AOCI, net of tax	9,428	9,372	9,536	8,364	8,675	(8%)	4%
AOCI, net of tax	(10)	(552)	(705)	(1,102)	(2,086)	NM	(89%)

Total stockholders’ equity	9,418	8,820	8,831	7,262	6,589	(30%)	(9%)

Total liabilities and stockholders’ equity	$41,841	$40,958	$41,165	$39,959	$36,680	(12%)	(8%)

Hartford Fire NAIC RBC	606%

[1]	Other alternative investments include hedge fund investments outside limited partnerships and real estate joint ventures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ADJUSTED STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Dec. 31,	Dec. 31,
	2008	2007

Adjusted Statutory Capital and Surplus [1]	$6,012	$8,509
GAAP Adjustments
Deferred policy acquisition costs	1,260	1,228
Deferred taxes	(196)	(304)
Benefit reserves	(90)	(100)
Unrealized losses on investments	(2,136)	(16)
Goodwill	149	149
Non-admitted assets	1,754	1,085
Other, net	(164)	(1,133)

GAAP Stockholders’ Equity	$6,589	$9,418

[1]	Estimated statutory surplus as of December 31, 2008.

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEARS ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$1,051	$992	$936	$949	$878	(16%)	(7%)	$4,105	$3,755	(9%)
Tax-exempt	141	142	141	141	131	(7%)	(7%)	548	555	1%

Total fixed maturities	1,192	1,134	1,077	1,090	1,009	(15%)	(7%)	4,653	4,310	(7%)
Equities
Available-for-sale	41	46	51	34	36	(12%)	6%	139	167	20%
Held for trading	(601)	(3,578)	1,153	(3,415)	(4,500)	NM	(32%)	145	(10,340)	NM

Total equities	(560)	(3,532)	1,204	(3,381)	(4,464)	NM	(32%)	284	(10,173)	NM
Mortgage loans	81	79	83	82	89	10%	9%	293	333	14%
Policy loans	33	33	34	34	38	15%	12%	135	139	3%
Limited partnerships and other alternative investments [2]	40	(36)	25	(101)	(333)	NM	NM	255	(445)	NM
Other [3]	(53)	(44)	(12)	(10)	(6)	89%	40%	(161)	(72)	55%

Subtotal	733	(2,366)	2,411	(2,286)	(3,667)	NM	(60%)	5,459	(5,908)	NM
Less: Investment expense	27	19	28	26	24	(11%)	(8%)	100	97	(3%)

Total net investment income (loss)	$706	$(2,385)	$2,383	$(2,312)	$(3,691)	NM	(60%)	$5,359	$(6,005)	NM
Less: Securities held for trading	(601)	(3,578)	1,153	(3,415)	(4,500)	NM	(32%)	145	(10,340)	NM

Total net investment income excluding trading securities	$1,307	$1,193	$1,230	$1,103	$809	(38%)	(27%)	$5,214	$4,335	(17%)

Annualized investment yield, before-tax [4]	5.8%	5.2%	5.3%	4.7%	3.3%	(2.5)	(1.4)	5.9%	4.6%	(1.3)
Annualized investment yield, after-tax [4]	4.0%	3.6%	3.6%	3.2%	2.2%	(1.8)	(1.0)	4.1%	3.2%	(0.9)

Net Realized Capital Gains (Losses)
Gross gains on sale	$120	$95	$73	$58	$381	NM	NM	$374	$607	62%
Gross losses on sale	(56)	(211)	(59)	(175)	(411)	NM	(135%)	(291)	(856)	(194%)
Impairments [5]	(318)	(304)	(164)	(3,077)	(419)	(32%)	86%	(483)	(3,964)	NM
Japanese fixed annuity contract hedges, net [6]	15	(14)	(9)	36	51	NM	42%	18	64	NM
Periodic net coupon settlements on credit derivatives/Japan [7]	(2)	(5)	(10)	(6)	(12)	NM	(100%)	(25)	(33)	(32%)
SFAS 157 transition impact [8]	—	(650)	—	—	—	—	—	—	(650)	—
Results of variable annuity hedge program
GMWB derivatives, net [9]	(34)	(110)	(13)	(133)	(457)	NM	NM	(286)	(713)	(149%)
Macro hedge	—	9	(4)	24	45	—	88%	(12)	74	NM

Total results of variable annuity hedge program	(34)	(101)	(17)	(109)	(412)			(298)	(639)
Other net gain (loss) [10]	(154)	(181)	(96)	(176)	6	NM	NM	(289)	(447)	(55%)

Total net realized capital gains (losses)	$(429)	$(1,371)	$(282)	$(3,449)	$(816)	(90%)	76%	$(994)	$(5,918)	NM

[1]	Includes income on short-term bonds.

[2]	Includes income on hedge fund investments outside of limited partnerships and real estate joint ventures.

[3]	Primarily represents fees associated with securities lending activities. The income from securities lending activities is included within fixed maturities. Also included are derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities.

[4]	Yields calculated using net investment income (excluding income related to equity securities held for trading) divided by the monthly weighted average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities held for trading, collateral received associated with the securities lending program and consolidated variable interest entity minority interests.

[5]	Includes $23 and $808 for three months and year ended December 31, 2008, respectively, of financial services securities which we do not anticipate substantial recovery due to bankruptcy or financial restructurings. Also includes $125 and $896 for three months and year ended December 31, 2008, respectively, of securitized assets impaired based primarily upon the results of cash flow modeling. For almost all of these securitized assets, we are currently receiving principal and interest payments in accordance with contractual terms. For the remaining impairments, the Company expects to recover principal and interest in accordance with the contractual terms of the security.

[6]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[7]	Included in core earnings.

[8]	Includes SFAS 157 implementation losses of $616, $10 and $24 related to the embedded derivatives within GMWB-US, GMWB-UK and GMAB liabilities, respectively.

[9]	The net loss on GMWB rider embedded derivatives for the three months and year ended December 31, 2008 was primarily related to liability model assumption updates for mortality in the first quarter and market-based hedge ineffectiveness in the third and fourth quarters due to extremely volatile capital markets, partially offset by gains in the fourth quarter related to liability model assumption updates for lapse rates.

[10]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments, foreign currency gains and losses, and other investment gains and losses. The net gain and loss for the three months and year ended December 31, 2008 included losses of $294 and $291, respectively, related to transactional foreign currency losses on the internal reinsurance of the Japan variable annuity business, which is offset in AOCI, resulting from the appreciation of the Yen. Also included in the three months and year ended December 31, 2008, are gains of $119 and losses of $312, respectively, on credit derivatives, as well as gains of $110 related to a decrease in the liability related to the warrants associated with the Allianz transaction.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEARS ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$769	$723	$679	$686	$644	(16%)	(6%)	$2,989	$2,732	(9%)
Tax-exempt	32	32	32	32	30	(6%)	(6%)	125	126	1%

Total fixed maturities	801	755	711	718	674	(16%)	(6%)	3,114	2,858	(8%)
Equities
Available-for-sale	23	25	31	17	23	—	35%	86	96	12%
Held for trading	(601)	(3,578)	1,153	(3,415)	(4,500)	NM	(32%)	145	(10,340)	NM

Total equities	(578)	(3,553)	1,184	(3,398)	(4,477)	NM	(32%)	231	(10,244)	NM
Mortgage loans	71	69	74	71	79	11%	11%	255	293	15%
Policy loans	33	33	34	34	38	15%	12%	135	139	3%
Limited partnerships and other alternative investments [2]	14	(17)	9	(59)	(166)	NM	(181%)	115	(233)	NM
Other [3]	(43)	(32)	(9)	(3)	8	NM	NM	(133)	(36)	73%

Subtotal	298	(2,745)	2,003	(2,637)	(3,844)	NM	(46%)	3,717	(7,223)	NM
Less: Investment expense	21	14	21	19	18	(14%)	(5%)	75	72	(4%)

Total net investment income (loss)	$277	$(2,759)	$1,982	$(2,656)	$(3,862)	NM	(45%)	$3,642	$(7,295)	NM
Less: Securities held for trading	(601)	(3,578)	1,153	(3,415)	(4,500)	NM	(32%)	145	(10,340)	NM

Total net investment income excluding trading securities	$878	$819	$829	$759	$638	(27%)	(16%)	$3,497	$3,045	(13%)

Annualized investment yield, before-tax [4]	5.8%	5.3%	5.3%	4.8%	3.8%	(2.0)	(1.0)	6.0%	4.8%	(1.2)
Annualized investment yield, after-tax [4]	3.9%	3.5%	3.6%	3.2%	2.5%	(1.4)	(0.7)	4.0%	3.2%	(0.8)

Net Realized Capital Gains (Losses)
Gross gains on sale	$80	$43	$41	$44	$294	NM	NM	$213	$422	98%
Gross losses on sale	(31)	(110)	(45)	(89)	(155)	NM	(74%)	(168)	(399)	(138%)
Impairments [5]	(249)	(231)	(124)	(1,760)	(309)	(24%)	82%	(358)	(2,424)	NM
Japanese fixed annuity contract hedges, net [6]	15	(14)	(9)	36	51	NM	42%	18	64	NM
Periodic net coupon settlements on credit derivatives/Japan [7]	(6)	(7)	(11)	(8)	(9)	(50%)	(13%)	(40)	(35)	13%
SFAS 157 transition impact [8]	—	(650)	—	—	—	—	—	—	(650)	—
Results of variable annuity hedge program
GMWB derivatives, net [9]	(34)	(110)	(13)	(133)	(457)	NM	NM	(286)	(713)	(149%)
Macro hedge	—	9	(4)	24	45	—	88%	(12)	74	NM

Total results of variable annuity hedge program	(34)	(101)	(17)	(109)	(412)	NM	NM	(298)	(639)	(114%)
Other net gain (loss) [10]	(108)	(150)	(63)	(126)	(138)	(28%)	(10%)	(186)	(477)	(156%)

Total net realized capital gains (losses)	$(333)	$(1,220)	$(228)	$(2,012)	$(678)	(104%)	66%	$(819)	$(4,138)	NM

[1]	Includes income on short-term bonds.

[2]	Includes income on a real estate joint venture.

[3]	Primarily represents fees associated with securities lending activities. The income from securities lending activities is included within fixed maturities. Also included are derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities.

[4]	Yields calculated using net investment income (excluding income related to equity securities held for trading) divided by the monthly weighted average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities held for trading, collateral received associated with the securities lending program and consolidated variable interest entity minority interests.

[5]	Includes $8 and $439 for three months and year ended December 31, 2008, respectively, of financial services securities which we do not anticipate substantial recovery due to bankruptcy or financial restructurings. Also includes $98 and $651 for three months and year ended December 31, 2008, respectively, of securitized assets impaired based primarily upon the results of cash flow modeling. For almost all of these securitized assets, we are currently receiving principal and interest payments in accordance with contractual terms. For the remaining impairments, the Company expects to recover principal and interest in accordance with the contractual terms of the security.

[6]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[7]	Included in core earnings.

[8]	Includes SFAS 157 implementation losses of $616, $10 and $24 related to the embedded derivatives within GMWB-US, GMWB-UK and GMAB liabilities, respectively.

[9]	The net loss on GMWB rider embedded derivatives for the three months and year ended December 31, 2008 was primarily related to liability model assumption updates for mortality in the first quarter and market-based hedge ineffectiveness in the third and fourth quarters due to extremely volatile capital markets, partially offset by gains in the fourth quarter related to liability model assumption updates for lapse rates.

[10]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments, foreign currency gains and losses, and other investment gains and losses. The net gain and loss for the three months and year ended December 31, 2008 included losses of $294 and $291, respectively, related to transactional foreign currency losses on the internal reinsurance of the Japan variable annuity business, which is offset in AOCI, resulting from the appreciation of the Yen. Also included in the three months and year ended December 31, 2008, are gains of $91 and losses of $222, respectively, on credit derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEARS ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$276	$261	$248	$255	$225	(18%)	(12%)	$1,088	$989	(9%)
Tax-exempt	109	110	109	109	101	(7%)	(7%)	423	429	1%

Total fixed maturities	385	371	357	364	326	(15%)	(10%)	1,511	1,418	(6%)
Equities — available-for-sale	16	20	19	17	12	(25%)	(29%)	50	68	36%
Mortgage loans	10	10	9	11	10	—	(9%)	38	40	5%
Limited partnerships and other alternative investments [2]	26	(19)	16	(42)	(167)	NM	NM	140	(212)	NM
Other [3]	(10)	(12)	(3)	(8)	(13)	(30%)	(63%)	(27)	(36)	(33%)

Subtotal	427	370	398	342	168	(61%)	(51%)	1,712	1,278	(25%)
Less: Investment expense	6	5	7	7	6	—	(14%)	25	25	—

Total net investment income (loss)	$421	$365	$391	$335	$162	(62%)	(52%)	$1,687	$1,253	(26%)

Annualized investment yield, before-tax [4]	5.8%	5.0%	5.3%	4.6%	2.4%	(3.4)	(2.2)	5.9%	4.4%	(1.5)
Annualized investment yield, after-tax [4]	4.3%	3.7%	3.9%	3.4%	1.6%	(2.7)	(1.8)	4.4%	3.2%	(1.2)

Net Realized Capital Gains (Losses)
Gross gains on sale	$38	$52	$31	$12	$85	124%	NM	$159	$180	13%
Gross losses on sale	(23)	(100)	(13)	(82)	(253)	NM	NM	(121)	(448)	NM
Impairments [5]	(69)	(73)	(40)	(1,312)	(108)	(57%)	92%	(125)	(1,533)	NM
Periodic net coupon settlements on credit derivatives [6]	4	2	1	2	(3)	NM	NM	15	2	(87%)
Other net gain (loss) [7]	(46)	(33)	(30)	(48)	33	NM	NM	(100)	(78)	22%

Total net realized capital gains (losses)	$(96)	$(152)	$(51)	$(1,428)	$(246)	(156%)	83%	$(172)	$(1,877)	NM

[1]	Includes income on short-term bonds.

[2]	Includes income on hedge fund investments outside of limited partnerships and a real estate joint venture.

[3]	Primarily represents fees associated with securities lending activities. The income from securities lending activities is included within fixed maturities. Also included are derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities.

[4]	Yields calculated using net investment income divided by the monthly weighted average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding collateral received associated with the securities lending program.

[5]	Includes $15 and $366 for three months and year ended December 31, 2008, respectively, of financial services securities which we do not anticipate substantial recovery due to bankruptcy or financial restructurings. Also includes $27 and $245 for three months and year ended December 31, 2008, respectively, of securitized assets impaired based primarily upon the results of cash flow modeling. For almost all of these securitized assets, we are currently receiving principal and interest payments in accordance with contractual terms. For the remaining impairments, the Company expects to recover principal and interest in accordance with the contractual terms of the security.

[6]	Included in core earnings.

[7]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments and other investment gains and losses. Included in the three months and year ended December 31, 2008, are gains of $28 and losses of $90, respectively, on credit derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
	THREE MONTHS ENDED					Year	Sequential		YEARS ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2007	2008	2008	2008	2008	Change	Change	2007	2008	Change

Net Investment Income
Fixed maturities [1]
Taxable	$6	$8	$9	$8	$9	50%	13%	$28	$34	21%

Total fixed maturities	6	8	9	8	9	50%	13%	28	34	21%

Equities — available-for-sale	2	1	1	—	1	(50%)	—	3	3	—
Other	—	—	—	1	(1)	—	NM	(1)	—	100%

Total net investment income	$8	$9	$10	$9	$9	13%	—	30	$37	23%

Net Realized Capital Gains (Losses)

Gross gains on sale	2	—	1	2	2	—	—	2	5	150%
Gross losses on sale	(2)	(1)	(1)	(4)	(3)	(50%)	25%	(2)	(9)	NM
Impairments [2]	—	—	—	(5)	(2)	—	60%	—	(7)	—
Other net gain (loss) [3]	—	2	(3)	(2)	111	—	NM	(3)	108	NM

Total net realized capital gains (losses)	$—	$1	$(3)	$(9)	$108	—	NM	$(3)	$97	NM

[1]	Includes income on short-term bonds.

[2]	Includes $3 for three months and year ended December 31, 2008 of financial services securities which we do not anticipate substantial recovery due to bankruptcy or financial restructurings. For the remaining impairments, the Company expects to recover principal and interest in accordance with the contractual terms of the security.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives. Also included for three months and year ended December 31, 2008, are gains of $110 related to a decrease in the liability related to the warrants associated with the Allianz transaction.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX/DAC
THREE MONTHS ENDED DECEMBER 31, 2008 AND 2007

	Life			P&C			Corporate			Consolidated
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change

Gains/losses on sales, net	31	89	187%	10	(109)	NM	—	(1)	—	41	(21)	NM
Impairments	(163)	(196)	(20%)	(45)	(70)	(56%)	—	(1)	—	(208)	(267)	(28%)
Japanese fixed annuity contract hedges, net [1]	10	34	NM	—	—	—	—	—	—	10	34	NM
Periodic net coupon settlements on credit derivatives/Japan [2]	(4)	(6)	(50%)	3	(2)	NM	—	—	—	(1)	(8)	NM
Results of variable annuity hedge program
GMWB derivatives, net	15	(384)	NM	—	—	—	—	—	—	15	(384)	NM
Macro hedge	—	28	—	—	—	—	—	—	—	—	28	—

Total results of variable annuity hedge program	15	(356)	NM	—	—	—	—	—	—	15	(356)	NM
Other net gain (loss) [3]	(57)	(122)	(114%)	(30)	19	NM	—	111	—	(87)	8	NM

Total net realized capital gains (losses)	$(168)	$(557)	NM	$(62)	$(162)	(161%)	$—	$109	—	$(230)	$(610)	(165%)

[1]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[2]	Included in core earnings.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments, foreign currency gains and losses, and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX/DAC
YEAR ENDED DECEMBER 31, 2008 AND 2007

	Life			P&C			Corporate			Consolidated
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change

Gains/losses on sales, net	26	16	(38%)	25	(175)	NM	—	(3)	—	51	(162)	NM
Impairments	(227)	(1,537)	NM	(82)	(996)	NM	—	(4)	—	(309)	(2,537)	NM
Japanese fixed annuity contract hedges, net [1]	12	42	NM	—	—	—	—	—	—	12	42	NM
Periodic net coupon settlements on credit derivatives/Japan [2]	(25)	(23)	8%	10	1	(90%)	—	—	—	(15)	(22)	(47%)
SFAS 157 transition impact [3]	—	(220)	—	—	—	—	—	—	—	—	(220)	—
Results of variable annuity hedge program
GMWB derivatives, net	(112)	(488)	NM	—	—	—	—	—	—	(112)	(488)	NM
Macro hedge	(5)	38	NM	—	—	—	—	—	—	(5)	38	NM

Total results of variable annuity hedge program	(117)	(450)	NM	—	—	—	—	—	—	(117)	(450)	NM
Other net gain (loss) [4]	(115)	(332)	(189%)	(65)	(53)	18%	(2)	109	NM	(182)	(276)	(52%)

Total net realized capital gains (losses)	$(446)	$(2,504)	NM	$(112)	$(1,223)	NM	$(2)	$102	NM	$(560)	$(3,625)	NM

[1]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[2]	Included in core earnings.

[3]	Includes SFAS 157 implementation losses related to the embedded derivatives within GMWB-US, GMWB-UK and GMAB liabilities, respectively.

[4]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments, foreign currency gains and losses, and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	December 31,		March 31,		June 30,		September 30,		December 31,
	2007		2008		2008		2008		2008
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value [1]	$80,055	61.1%	$76,611	58.3%	$75,068	57.1%	$70,091	56.8%	$65,112	54.2%

Equity securities, at fair value
Available-for-sale [2]	2,595	2.0%	2,463	1.9%	2,619	2.0%	1,730	1.4%	1,458	1.2%
Held for trading [3]	36,182	27.6%	37,406	28.5%	36,853	28.0%	33,655	27.3%	30,820	25.7%

Total equity securities, at fair value	38,777	29.6%	39,869	30.3%	39,472	30.0%	35,385	28.7%	32,278	26.9%
Policy loans, at outstanding balance	2,061	1.5%	2,118	1.6%	2,146	1.6%	2,159	1.7%	2,208	1.8%
Mortgage loans, at cost	5,410	4.1%	5,503	4.2%	5,882	4.5%	6,222	5.0%	6,469	5.4%
Limited partnerships and other alternative investments [4]	2,566	2.0%	2,619	2.0%	2,805	2.1%	2,817	2.3%	2,295	1.9%
Short-term [5]	1,602	1.2%	3,568	2.7%	5,127	3.9%	5,353	4.3%	10,022	8.4%
Other investments [6]	615	0.5%	1,187	0.9%	993	0.8%	1,410	1.2%	1,723	1.4%

Total investments	$131,086	100.0%	$131,475	100.0%	$131,493	100.0%	$123,437	100.0%	$120,107	100.0%
Less: Equity securities held for trading	36,182	27.6%	37,406	28.5%	36,853	28.0%	33,655	27.3%	30,820	25.7%

Total investments excluding trading securities	$94,904	72.4%	$94,069	71.5%	$94,640	72.0%	$89,782	72.7%	$89,287	74.3%

HIMCO managed third party accounts	$10,872		$9,705		$9,216		$9,058		$9,207

Asset-backed securities (“ABS”)	$8,915	11.1%	$8,374	10.9%	$8,182	10.9%	$7,624	10.9%	$6,268	9.6%
Commercial mortgage-backed securities (“CMBS”)	17,031	21.3%	15,056	19.6%	14,028	18.7%	12,282	17.5%	8,776	13.5%
Collateralized mortgage obligation (“CMO”)	1,745	2.2%	1,534	2.0%	1,326	1.8%	1,235	1.8%	1,177	1.8%
Corporate	34,198	42.7%	34,027	44.4%	34,381	45.7%	31,532	45.0%	27,181	41.7%
Government/Government agencies — Foreign	1,053	1.3%	1,048	1.4%	979	1.3%	875	1.2%	2,821	4.3%
Government/Government agencies — U.S.	855	1.1%	1,350	1.8%	1,383	1.8%	1,852	2.6%	5,956	9.2%
Mortgage-backed securities (“MBS”) — agency	2,763	3.5%	2,290	3.0%	2,372	3.2%	2,722	3.9%	2,278	3.5%
Municipal — taxable	1,386	1.7%	1,374	1.8%	1,017	1.4%	1,029	1.5%	894	1.4%
Municipal — tax-exempt	12,103	15.1%	11,558	15.1%	11,400	15.2%	10,940	15.6%	9,761	15.0%
Redeemable preferred stock	6	—	—	—	—	—	—	—	—	—

Total fixed maturities [1]	$80,055	100.0%	$76,611	100.0%	$75,068	100.0%	$70,091	100.0%	$65,112	100.0%

AAA	$28,318	35.4%	$24,418	31.9%	$19,238	25.6%	$17,613	25.1%	$13,489	20.7%
AA	10,999	13.7%	10,932	14.3%	13,717	18.3%	12,410	17.7%	11,646	17.9%
A	17,030	21.3%	17,325	22.6%	18,344	24.4%	17,069	24.3%	15,831	24.4%
BBB	14,974	18.7%	15,319	20.0%	14,909	19.9%	13,794	19.7%	12,794	19.6%
U.S. Government/Government agencies	5,229	6.5%	5,071	6.6%	5,005	6.7%	5,785	8.3%	9,568	14.7%
BB & below	3,505	4.4%	3,546	4.6%	3,855	5.1%	3,420	4.9%	1,784	2.7%

Total fixed maturities [1]	$80,055	100.0%	$76,611	100.0%	$75,068	100.0%	$70,091	100.0%	$65,112	100.0%

[1]	Includes $308, $313, $151, $72 and $155 in Corporate at December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008, and December 31, 2008, respectively, of which $303, $208, $126, $51 and $149 respectively, were investments held by The Hartford Financial Services Group, Inc.

[2]	Includes $103, $99, $98, $81 and $73 in Corporate at December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008, and December 31, 2008, respectively.

[3]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[4]	Includes hedge fund investments outside of limited partnerships and real estate joint ventures.

[5]	Includes $160, $1,050, $1,298, $733 and $1,488 in Corporate at December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008, and December 31, 2008, respectively, of which $154, $1,046, $1,261, $692, and $1,484, respectively, were investments held by The Hartford Financial Services Group, Inc.

[6]	Primarily relates to derivative instruments. Additionally, includes $43, $43, $41, $40 and $43 in Corporate at December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008, and December 31, 2008 respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	December 31,		March 31,		June 30,		September 30,		December 31,
	2007		2008		2008		2008		2008
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value	$52,542	52.6%	$50,615	50.4%	$49,683	49.7%	$46,292	48.7%	$45,182	48.0%
Equity securities, at fair value
Available-for-sale	1,284	1.3%	1,202	1.2%	1,194	1.2%	908	1.0%	711	0.8%
Held for trading [1]	36,182	36.3%	37,406	37.3%	36,853	36.8%	33,655	35.4%	30,820	32.7%

Total equity securities, at fair value	37,466	37.6%	38,608	38.5%	38,047	38.0%	34,563	36.4%	31,531	33.5%
Policy loans, at outstanding balance	2,061	2.1%	2,118	2.1%	2,146	2.1%	2,159	2.3%	2,208	2.3%
Mortgage loans, at cost	4,739	4.7%	4,821	4.8%	5,135	5.1%	5,460	5.7%	5,684	6.0%
Limited partnerships and other alternative investments [2]	1,306	1.3%	1,329	1.3%	1,407	1.4%	1,410	1.5%	1,129	1.2%
Short-term	1,158	1.2%	1,807	1.8%	2,756	2.8%	3,793	4.0%	6,937	7.4%
Other investments [3]	534	0.5%	1,086	1.1%	894	0.9%	1,308	1.4%	1,473	1.6%

Total investments	$99,806	100.0%	$100,384	100.0%	$100,068	100.0%	$94,985	100.0%	$94,144	100.0%
Less: Equity securities held for trading	36,182	36.3%	37,406	37.3%	36,853	36.8%	33,655	35.4%	30,820	32.7%

Total investments excluding trading securities	$63,624	63.7%	$62,978	62.7%	$63,215	63.2%	$61,330	64.6%	$63,324	67.3%

ABS	$7,556	14.4%	$6,948	13.7%	$6,920	13.9%	$6,453	13.9%	$5,401	12.0%
CMBS	12,056	22.9%	10,679	21.1%	10,006	20.1%	8,666	18.7%	6,248	13.8%
CMO	1,366	2.6%	1,215	2.4%	1,014	2.0%	932	2.0%	882	2.0%
Corporate	24,583	46.8%	24,739	48.9%	25,131	50.6%	23,292	50.3%	20,630	45.6%
Government/Government agencies — Foreign	571	1.1%	563	1.1%	537	1.1%	493	1.1%	2,236	4.9%
Government/Government agencies — U.S.	616	1.2%	994	2.0%	1,048	2.1%	1,466	3.2%	5,156	11.4%
MBS — agency	1,913	3.6%	1,738	3.4%	1,633	3.3%	1,747	3.8%	1,535	3.4%
Municipal — taxable	1,244	2.4%	1,219	2.4%	883	1.8%	890	1.9%	758	1.7%
Municipal — tax-exempt	2,634	5.0%	2,520	5.0%	2,511	5.1%	2,353	5.1%	2,336	5.2%
Redeemable preferred stock	3	—	—	—	—	—	—	—	—	—

Total fixed maturities	$52,542	100.0%	$50,615	100.0%	$49,683	100.0%	$46,292	100.0%	$45,182	100.0%

AAA	$16,638	31.6%	$14,630	28.9%	$12,386	24.9%	$11,242	24.3%	$8,533	18.8%
AA	6,914	13.2%	6,404	12.7%	7,479	15.1%	6,663	14.4%	7,231	16.0%
A	12,335	23.5%	12,363	24.4%	12,926	26.0%	11,992	25.9%	11,018	24.4%
BBB	11,070	21.1%	11,413	22.5%	11,014	22.2%	10,245	22.1%	9,401	20.8%
U.S. Government/Government agencies	3,668	7.0%	3,755	7.4%	3,533	7.1%	4,036	8.7%	7,614	16.9%
BB & below	1,917	3.6%	2,050	4.1%	2,345	4.7%	2,114	4.6%	1,385	3.1%

Total fixed maturities	$52,542	100.0%	$50,615	100.0%	$49,683	100.0%	$46,292	100.0%	$45,182	100.0%

[1]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[2]	Includes a real estate joint venture.

[3]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	December 31,		March 31,		June 30,		September 30,		December 31,
	2007		2008		2008		2008		2008
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value	$27,205	88.8%	$25,683	86.8%	$25,234	84.6%	$23,727	86.2%	$19,775	81.7%
Equity securities, available-for-sale, at fair value	1,208	3.9%	1,162	3.9%	1,327	4.4%	741	2.7%	674	2.8%
Mortgage loans, at cost	671	2.2%	682	2.3%	747	2.5%	762	2.8%	785	3.2%
Limited partnerships and other alternative investments [1]	1,260	4.1%	1,290	4.4%	1,398	4.7%	1,407	5.1%	1,166	4.8%
Short-term	284	0.9%	711	2.4%	1,073	3.6%	827	3.0%	1,597	6.6%
Other investments [2]	38	0.1%	58	0.2%	58	0.2%	62	0.2%	207	0.9%

Total investments	$30,666	100.0%	$29,586	100.0%	$29,837	100.0%	$27,526	100.0%	$24,204	100.0%

ABS	$1,359	5.0%	$1,426	5.6%	$1,262	5.0%	$1,171	4.9%	$867	4.4%
CMBS	4,975	18.3%	4,377	17.0%	4,022	16.0%	3,616	15.2%	2,528	12.8%
CMO	379	1.4%	319	1.2%	312	1.3%	303	1.3%	295	1.5%
Corporate	9,307	34.2%	8,975	34.9%	9,099	36.0%	8,168	34.5%	6,396	32.3%
Government/Government agencies — Foreign	482	1.8%	485	1.9%	442	1.8%	382	1.6%	585	3.0%
Government/Government agencies — U.S.	239	0.9%	356	1.4%	335	1.3%	386	1.6%	800	4.0%
MBS — agency	850	3.1%	552	2.2%	739	2.9%	975	4.1%	743	3.8%
Municipal — taxable	142	0.5%	155	0.6%	134	0.5%	139	0.6%	136	0.7%
Municipal — tax-exempt	9,469	34.8%	9,038	35.2%	8,889	35.2%	8,587	36.2%	7,425	37.5%
Redeemable preferred stock	3	—	—	—	—	—	—	—	—	—

Total fixed maturities	$27,205	100.0%	$25,683	100.0%	$25,234	100.0%	$23,727	100.0%	$19,775	100.0%

AAA	$11,660	42.9%	$9,767	38.0%	$6,844	27.2%	$6,366	26.8%	$4,939	25.0%
AA	3,915	14.4%	4,354	17.1%	6,144	24.3%	5,701	24.0%	4,346	22.0%
A	4,586	16.9%	4,865	18.9%	5,374	21.3%	5,057	21.3%	4,747	24.0%
BBB	3,895	14.3%	3,885	15.1%	3,890	15.4%	3,548	15.0%	3,390	17.1%
U.S. Government/Government agencies	1,561	5.7%	1,316	5.1%	1,472	5.8%	1,749	7.4%	1,954	9.9%
BB & below	1,588	5.8%	1,496	5.8%	1,510	6.0%	1,306	5.5%	399	2.0%

Total fixed maturities	$27,205	100.0%	$25,683	100.0%	$25,234	100.0%	$23,727	100.0%	$19,775	100.0%

[1]	Includes hedge fund investments outside of limited partnerships and a real estate joint venture.

[2]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
CONSOLIDATED [1] [2]

	December 31, 2008			September 30, 2008
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS [3] Securities

Three months or less	$16,425	$14,992	$(1,433)	$19,417	$18,324	$(1,093)
Greater than three months to six months	6,533	5,247	(1,286)	8,280	7,575	(705)
Greater than six months to nine months	7,053	5,873	(1,180)	5,899	5,047	(852)
Greater than nine months to twelve months	6,459	4,957	(1,502)	5,175	4,151	(1,024)
Greater than twelve months	25,279	16,071	(9,208)	20,710	16,576	(4,134)

Total	$61,749	$47,140	$(14,609)	$59,481	$51,673	$(7,808)

Securitized Assets

Three months or less	$2,142	$1,852	$(290)	$5,518	$5,164	$(354)
Greater than three months to six months	3,052	2,256	(796)	1,660	1,452	(208)
Greater than six months to nine months	1,284	910	(374)	2,054	1,699	(355)
Greater than nine months to twelve months	1,847	1,189	(658)	3,338	2,559	(779)
Greater than twelve months	15,352	8,718	(6,634)	11,907	9,107	(2,800)

Total	$23,677	$14,925	$(8,752)	$24,477	$19,981	$(4,496)

BIG [4] and Equity AFS [3] Securities

Three months or less	$1,106	$852	$(254)	$1,461	$1,345	$(116)
Greater than three months to six months	307	214	(93)	348	294	(54)
Greater than six months to nine months	349	260	(89)	259	229	(30)
Greater than nine months to twelve months	204	145	(59)	284	225	(59)
Greater than twelve months	1,044	609	(435)	813	603	(210)

Total	$3,010	$2,080	$(930)	$3,165	$2,696	$(469)

[1]	As of December 31, 2008, fixed maturities represented $14,310, or 98%, of the Company’s total unrealized loss of available-for-sale securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of December 31, 2008 and 2007. For a detailed discussion of the other-than-temporary impairment criteria, see “Evaluation of Other-Than-Temporary Impairments on Available-for-Sale Securities” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and “Other-Than-Temporary Impairments on Available-for-Sale Securities” in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2007 Form 10-K Annual Report.

[2]	Includes investments held in Corporate.

[3]	Represents available-for-sale (“AFS”) securities.

[4]	Represents below investment grade (“BIG”) securities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
LIFE [1]

	December 31, 2008			September 30, 2008
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$12,857	$11,776	$(1,081)	$12,335	$11,639	$(696)
Greater than three months to six months	4,100	3,235	(865)	5,119	4,678	(441)
Greater than six months to nine months	5,292	4,356	(936)	3,790	3,205	(585)
Greater than nine months to twelve months	3,503	2,504	(999)	4,185	3,324	(861)
Greater than twelve months	18,034	11,149	(6,885)	14,208	11,171	(3,037)

Total	$43,786	$33,020	$(10,766)	$39,637	$34,017	$(5,620)

Securitized Assets

Three months or less	$1,848	$1,614	$(234)	$3,874	$3,624	$(250)
Greater than three months to six months	2,188	1,629	(559)	1,342	1,162	(180)
Greater than six months to nine months	1,063	732	(331)	1,646	1,346	(300)
Greater than nine months to twelve months	1,398	908	(490)	2,986	2,286	(700)
Greater than twelve months	11,890	6,727	(5,163)	8,765	6,588	(2,177)

Total	$18,387	$11,610	$(6,777)	$18,613	$15,006	$(3,607)

BIG and Equity AFS Securities

Three months or less	$749	$564	$(185)	$773	$695	$(78)
Greater than three months to six months	218	144	(74)	256	217	(39)
Greater than six months to nine months	238	164	(74)	170	150	(20)
Greater than nine months to twelve months	148	105	(43)	145	107	(38)
Greater than twelve months	757	413	(344)	547	377	(170)

Total	$2,110	$1,390	$(720)	$1,891	$1,546	$(345)

[1]	As of December 31, 2008, fixed maturities represented $10,538, or 98%, of Life’s total unrealized loss of available-for-sale securities. Life held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of December 31, 2008 and 2007. For a detailed discussion of the other-than-temporary impairment criteria, see “Evaluation of Other-Than-Temporary Impairments on Available-for-Sale Securities” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and “Other-Than-Temporary Impairments on Available-for-Sale Securities” in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2007 Form 10-K Annual Report.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	December 31, 2008			September 30, 2008
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$3,541	$3,191	$(350)	$7,021	$6,628	$(393)
Greater than three months to six months	2,396	1,980	(416)	3,153	2,889	(264)
Greater than six months to nine months	1,757	1,513	(244)	2,099	1,833	(266)
Greater than nine months to twelve months	2,953	2,451	(502)	976	813	(163)
Greater than twelve months	7,243	4,920	(2,323)	6,486	5,389	(1,097)

Total	$17,890	$14,055	$(3,835)	$19,735	$17,552	$(2,183)

Securitized Assets

Three months or less	$294	$238	$(56)	$1,644	$1,540	$(104)
Greater than three months to six months	864	627	(237)	318	290	(28)
Greater than six months to nine months	221	178	(43)	408	353	(55)
Greater than nine months to twelve months	449	281	(168)	352	273	(79)
Greater than twelve months	3,462	1,991	(1,471)	3,142	2,519	(623)

Total	$5,290	$3,315	$(1,975)	$5,864	$4,975	$(889)

BIG and Equity AFS Securities

Three months or less	$330	$263	$(67)	$633	$599	$(34)
Greater than three months to six months	52	38	(14)	90	75	(15)
Greater than six months to nine months	107	92	(15)	85	76	(9)
Greater than nine months to twelve months	53	38	(15)	139	118	(21)
Greater than twelve months	285	194	(91)	264	224	(40)

Total	$827	$625	$(202)	$1,211	$1,092	$(119)

[1]	As of December 31, 2008, fixed maturities represented $3,772, or 98%, of Property & Casualty’s total unrealized loss of available-for-sale securities. Property & Casualty held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of December 31, 2008 and 2007. For a detailed discussion of the other-than- temporary impairment criteria, see “Evaluation of Other-Than-Temporary Impairments on Available-for-Sale Securities” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and “Other-Than-Temporary Impairments on Available-for-Sale Securities” in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2007 Form 10-K Annual Report.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF DECEMBER 31, 2008

	LIFE				P&C				CONSOLIDATED [1]
			Percent of				Percent of				Percent of
	Cost or		Total		Cost or		Total		Cost or		Total
TOP TEN EXPOSURES	Amortized	Fair	Invested		Amortized	Fair	Invested		Amortized	Fair	Invested
BY SECTOR [3]	Cost	Value	Assets [2]		Cost	Value	Assets [2]		Cost	Value	Assets [2]

Financial services	$6,762	$5,683	9.0%	Financial services	$2,509	$2,116	8.7%	Financial services	$9,395	$7,923	8.8%
Utilities	3,642	3,307	5.2%	Utilities	1,386	1,226	5.1%	Utilities	5,030	4,535	5.1%
Technology and communications	2,856	2,636	4.2%	Technology and communications	915	803	3.3%	Technology and communications	3,776	3,444	3.9%
Consumer non cyclical	2,627	2,488	3.9%	Consumer non cyclical	802	749	3.1%	Consumer non cyclical	3,437	3,245	3.6%
Capital goods	1,853	1,639	2.6%	Basic industry	518	636	2.6%	Basic industry	2,473	2,282	2.6%
Basic industry	1,872	1,570	2.5%	Capital goods	624	548	2.3%	Capital goods	2,481	2,191	2.5%
Consumer cyclical	1,840	1,567	2.5%	Consumer cyclical	504	423	1.8%	Consumer cyclical	2,353	1,999	2.2%
Energy	1,382	1,279	2.0%	Energy	290	271	1.1%	Energy	1,672	1,550	1.7%
Other	1,128	795	1.2%	Other	360	249	1.0%	Other	1,488	1,044	1.2%
Transportation	447	377	0.6%	Transportation	61	49	0.2%	Transportation	508	426	0.5%

Total	$24,409	$21,341	33.7%	Total	$7,969	$7,070	29.2%	Total	$32,613	$28,639	32.1%

TOP TEN EXPOSURES BY ISSUER [4]

Government of Japan	$2,280	$2,330	3.6%	Government of Canada	$280	$282	1.2%	Government of Japan	$2,280	$2,330	2.6%
JPMorgan Chase & Co.	376	300	0.5%	State of Georgia	203	206	0.9%	Government of Canada	448	450	0.5%
General Electric Co.	310	239	0.4%	Federal Republic of Germany	211	205	0.8%	JPMorgan Chase & Co.	522	438	0.5%
Credit Suisse Group AG	280	224	0.3%	State of California	210	192	0.8%	State of California	359	337	0.4%
Citigroup Inc.	250	197	0.3%	New York, NY	183	179	0.7%	General Electric Co.	426	326	0.3%
Verizon Communications Inc.	203	193	0.3%	Insurance Services Office, Inc.	—	179	0.7%	State of Massachusetts	268	278	0.3%
Bank of America Corp.	276	188	0.3%	Government of United Kingdom	183	175	0.7%	AT&T Inc.	258	257	0.3%
AT&T Inc.	191	188	0.3%	State of Massachusetts	153	159	0.7%	Citigroup Inc.	311	252	0.3%
Diageo PLC	189	184	0.3%	State of Louisiana	142	142	0.6%	Bank of America Corp.	344	250	0.3%
Government of Canada	168	168	0.3%	State of Illinois	140	139	0.6%	Verizon Communications Inc.	261	248	0.3%

Total	$4,523	$4,211	6.6%	Total	$1,705	$1,858	7.7%	Total	$5,477	$5,166	5.8%

[1]	Includes investments held in Corporate.

[2]	Excludes equity securities, held for trading.

[3]	Includes corporate fixed maturities and equity securities, available-for-sale.

[4]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions, and securities classified as trading securities.